As filed with the Securities and Exchange Commission on March 6, 2026

Registration No. 333-293124

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2	☒
Post-Effective Amendment	☐
(Check appropriate box or boxes)

HPS Corporate Lending Fund

(Exact Name of Registrant as Specified in Charter)

40 West 57th Street, 33rd Floor

New York, NY 10019

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(212) 287-6767

(Area Code and Telephone Number)

Yoohyun K. Choi

HPS Advisors, LLC

40 West 57th Street, 33rd Floor

New York, NY 10019

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann, Esq.

Matthew J. Carter, Esq.

Dechert LLP

100 Oliver Street, 40th Floor

Boston, MA 02109

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offers and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 6, 2026

PRELIMINARY PROSPECTUS

HPS Corporate Lending Fund

Offer to Exchange

$400,000,000 aggregate principal amount of 5.300% Notes due 2027

$500,000,000 aggregate principal amount of 5.850% Notes due 2030

$600,000,000 aggregate principal amount of 4.900% Notes due 2028

$500,000,000 aggregate principal amount of 5.450% Notes due 2030

For

$400,000,000 aggregate principal amount of 5.300% Notes due 2027

$500,000,000 aggregate principal amount of 5.850% Notes due 2030

$600,000,000 aggregate principal amount of 4.900% Notes due 2028

$500,000,000 aggregate principal amount of 5.450% Notes due 2030 registered under the Securities Act of 1933, as amended

HPS Corporate Lending Fund (the “Company,” “we,” “us,” or “our”) is offering to exchange all of its outstanding (i) 5.300% Notes due 2027 that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”) on June 5, 2025 (the “2027 Restricted Notes”), (ii) 5.850% Notes due 2030 that were issued in a transaction not requiring registration under the 1933 Act on June 5, 2025 (the “June 2030 Restricted Notes”), (iii) 4.900% Notes due 2028 that were issued in a transaction not requiring registration under the 1933 Act on September 11, 2025 (the “2028 Restricted Notes”), and (iv) 5.450% Notes due 2030 that were issued in a transaction not requiring registration under the 1933 Act on September 11, 2025 (the “November 2030 Restricted Notes” and, together with the 2027 Restricted Notes, the June 2030 Restricted Notes, and the 2028 Restricted Notes, the “Restricted Notes”), for an equal aggregate principal amount of its new (a) 5.300% Notes due 2027 (the “2027 Exchange Notes”), (b) 5.850% Notes due 2030 (the “June 2030 Exchange Notes”), (c) 4.900% Notes due 2028 (the “2028 Exchange Notes”), and (d) 5.450% Notes due 2030 (the “November 2030 Exchange Notes” and, together with the 2027 Exchange Notes, the June 2030 Exchange Notes, and the 2028 Exchange Notes, the “Exchange Notes”), respectively, that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the 2027 Restricted Notes and the 2027 Exchange Notes together as the “2027 Notes,” the June 2030 Restricted Notes and the June 2030 Exchange Notes together as the “June 2030 Notes,” the 2028 Restricted Notes and the 2028 Exchange Notes together as the “2028 Notes,” and the November 2030 Restricted Notes and the November 2030 Exchange Notes together as the “November 2030 Notes”. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 5:00 p.m., New York City time on   , 2026, unless extended.

We will exchange all 2027 Restricted Notes, June 2030 Restricted Notes, 2028 Restricted Notes, and November 2030 Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for the 2027 Exchange Notes, the June 2030 Exchange Notes, the 2028 Exchange Notes, and the November 2030 Exchange Notes respectively. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 14 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is       , 2026

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available free of charge by contacting us at 40 West 57th Street, 33rd Floor, New York, NY 10019, calling us at 212-287-6767 or visiting our corporate website located at www.hlend.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., New York City time, on     , 2026.

i

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page 13 of this prospectus, as well  as the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024, and any updates to those risk factors contained in the prospectus included in the Company’s subsequent Registration Statement on Form N-2 filed on December 30, 2025 with the Securities and Exchange Commission (the “SEC”), all of which we incorporate by reference, herein other than as specified.

The Company

HPS Corporate Lending Fund (together with its consolidated subsidiaries, the “Company,” “we,” “us,” or “our”) is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”). Formed as a Delaware statutory trust on December 23, 2020 that commenced operations on February 3, 2022, we are externally managed by our adviser, HPS Advisors, LLC (the “Adviser”) pursuant to that certain investment advisory agreement (“Advisory Agreement”), which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our Adviser is registered as an investment adviser with the SEC and a wholly-owned subsidiary of HPS Investment Partners, LLC (“HPS” or the “Administrator”). HPS is a part of BlackRock, Inc., one of the world’s leading providers of investment, advisory, and risk management solutions. We have elected to be regulated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).

Under our Advisory Agreement, we have agreed to pay the Adviser an annual management fee as well as an incentive fee based on our investment performance. Also, under that certain administration agreement between the Company and the Administrator (the “ Administration Agreement”), we have agreed to reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, but not limited to, our allocable portion of the costs of compensation (including salaries, bonuses and benefits) and related expenses of our chief compliance officer, chief financial officer and their respective staffs; provided, that such expenses shall exclude (1) rent or depreciation, utilities, capital equipment and other administrative items of the Administrator, and (2) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any “Controlling Person” (as defined in the North American Securities Administrators Association’s Omnibus Guidelines Statement of Policy, as amended from time to time (the “Omnibus Guidelines”)) of the Administrator.

Our investment objective is to generate attractive risk-adjusted returns, predominately in the form of current income, with select investments exhibiting the ability to capture long-term capital appreciation. Our investment strategy focuses primarily on newly originated, privately negotiated senior credit investments in high-quality, established upper middle market companies and, in select situations, companies in special situations. We use the term upper middle market companies generally to mean companies with “EBITDA” of $75 million to $1 billion annually or $250 million to $5 billion in revenue annually at the time of investment. We have and may continue to invest in smaller or larger companies if an opportunity presents attractive investment characteristics and risk-adjusted returns. While our investment strategy primarily focuses on companies in the United States, we also intend to leverage HPS’s global presence to invest in companies in Europe, Australia and other locations outside the U.S., subject to compliance with BDC requirements to invest at least 70% of assets in “eligible portfolio companies.” We also include a smaller allocation to more liquid credit investments such as non-investment grade broadly syndicated loans, leveraged loans, secured and unsecured corporate bonds, and securitized credit. We intend to use these investments to maintain liquidity for our share repurchase program and to manage cash while seeking attractive returns before investing subscription proceeds into originated loans. We invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in credit and credit-related instruments issued by corporate issuers (including loans, notes, bonds and other corporate debt securities). If we change our 80% test, we will provide shareholders with at least 60 days’ prior notice of such change. Although not expected to be a primary component of our investment strategy, we may also make certain opportunistic investments in instruments other than secured debt with a view to enhancing returns, such as mezzanine debt, payment-in-kind (“PIK”) notes, convertible debt and other unsecured debt instruments, structured debt that is not secured by financial or other assets, debtor-in-possession financings and equity in loan portfolios or portfolios of receivables (“Opportunistic Investments”), in each case taking into account availability of leverage for such investments and our target risk/return profile. In addition, we may also participate in programmatic (i.e., recurring) investments through partnerships or joint ventures with one or more unaffiliated banks or other financial institutions, including structures where a partner assumes senior exposure to each investment, and we participate in the junior exposure. Programmatic investments generally represent investments made as part of an ongoing partnership or arrangement (e.g. joint venture) with a third party. In these cases, the fund may make a commitment to invest repeatedly in a series of transactions over time rather than making a single, standalone investment. These investments would be subject to an agreed upon framework, strategy, and/or approval process, and are intended to build a portfolio through continued relationship with one or more program partners.

Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds and accounts sponsored or managed by the Adviser or HPS. We expect to invest in co-investment transactions with other funds and accounts sponsored or managed by the Adviser or HPS.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of the Adviser, but we are subject to the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, each of which is incorporated by reference herein. We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase our total capital available for investment.

To finance investments, we have in the past and may in the future securitize certain of our secured loans or other investments, including through the formation of one or more collateralized loan obligations (“CLOs”), while retaining all or most of the subordinated notes issued in the securitization.

We are currently offering on a continuous basis common shares of beneficial interest pursuant to an offering registered with the Securities and Exchange Commission. The Company offers to sell any combination of four classes of common shares, Class I shares, Class S shares, Class D shares and Class F shares, with a dollar value up to the maximum offering amount.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$400,000,000 aggregate principal amount of 5.300% Notes due 2027 (the “2027 Exchange Notes”).

$500,000,000 aggregate principal amount of 5.850% Notes due 2030 (the “June 2030 Exchange Notes”).

$600,000,000 aggregate principal amount of 4.900% Notes due 2028 (the “2028 Exchange Notes”).

$500,000,000 aggregate principal amount of 5.450% Notes due 2030 (the “November 2030 Exchange Notes” and, collectively with the 2027 Exchange Notes, the June 2030 Exchange Notes, and the 2028 Exchange Notes, the “Exchange Notes”).

The terms of our 2027 Exchange Notes, June 2030 Exchange Notes, 2028 Exchange Notes, and November 2030 Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”), are substantially identical to those of our outstanding 2027 Notes (the “2027 Restricted Notes”), June 2030 Notes (the “June 2030 Restricted Notes”), 2028 Notes (the “2028 Restricted Notes”), and November 2030 Notes (the “November 2030 Restricted Notes” and, collectively with the 2027 Restricted Notes, the June 2030 Restricted Notes, and the 2028 Restricted Notes, the “Restricted Notes”) that were issued in transactions not requiring registration under the 1933 Act on June 5, 2025, June 5, 2025, September 11, 2025 and September 11, 2025, respectively, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default (defined below). In addition, the Exchange Notes will each bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the 2027 Restricted Notes and the 2027 Exchange Notes together as the “2027 Notes.” the June 2030 Restricted Notes and the June 2030 Exchange Notes together as the “June 2030 Notes,” the 2028 Restricted Notes and the 2028 Exchange Notes together as the “2028 Notes,” and the November 2030 Restricted Notes and the November 2030 Exchange Notes together as the “November 2030 Notes”. We refer to the Restricted Notes and the Exchange Notes as the “Notes”.

Restricted Notes	$400,000,000 aggregate principal amount of 5.300% Notes due 2027, which were issued in a private placement on June 5, 2025.

$500,000,000 aggregate principal amount of 5.850% Notes due 2030, which were issued in a private placement on June 5, 2025.

$600,000,000 aggregate principal amount of 4.900% Notes due 2028, which were issued in a private placement on September 11, 2025.

$500,000,000 aggregate principal amount of 5.450% Notes due 2030, which were issued in a private placement on September 11, 2025.

The Exchange Offer	In the exchange offer, we will exchange the 2027 Restricted Notes, the June 2030 Restricted Notes, the 2028 Restricted Notes, and the November 2030 Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for a like principal amount of the 2027 Exchange Notes, the June 2030 Exchange Notes, the 2028 Exchange Notes, and the November 2030 Exchange Notes, respectively, to satisfy certain of our obligations under the applicable registration rights agreement that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, outstanding Restricted Notes must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on [●], 2026. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreement

In connection with the private placement of the 2027 Restricted Notes, we entered into a registration rights agreement with BofA Securities, Inc, J.P. Morgan Securities LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the initial purchasers. In connection with the private placement of the June 2030 Restricted Notes, we entered into a registration rights agreement with BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., Goldman Sachs & Co. LLC, and Morgan Stanley & Co. LLC, as representatives of the initial purchasers. In connection with the private placement of the 2028 Restricted Notes, we entered into a registration rights agreement with Wells Fargo Securities, LLC, BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., as representatives of the several initial purchasers. In connection with the private placement of the November 2030 Restricted Notes, we entered into a registration rights agreement with Wells Fargo Securities, LLC, BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, J.P. Morgan

Securities LLC, Barclays Capital Inc. and SMBC Nikko Securities America, Inc., as representatives of the several initial purchasers.

Under each registration rights agreement, we agreed, for the benefit of the holders of the related Restricted Notes, to use commercially reasonable efforts to:

•

file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default;

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•

cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreements.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the applicable registration rights agreement (“Registration Default”), the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by such Restricted Notes will be reduced to the original interest rate borne by such Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of each registration rights agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

1)	you are acquiring the Exchange Notes in the ordinary course of your business;

2)	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

3)	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

4)	you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

5) you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

6) you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan Stanley & Co., Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , 2026, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners

If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank Trust Company, National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

•	you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	HPS Corporate Lending Fund

Notes Offered	$400,000,000 aggregate principal amount of 2027 Notes.

$500,000,000 aggregate principal amount of June 2030 Notes.

$600,000,000 aggregate principal amount of 2028 Notes.

$500,000,000 aggregate principal amount of November 2030 Notes.

Maturity Date	The 2027 Exchange Notes will mature on June 5, 2027.

The June 2030 Exchange Notes will mature on June 5, 2030.

The 2028 Exchange Notes will mature on September 11, 2028.

The November 2030 Exchange Notes will mature on November 15, 2030.

Ranking	The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes. The Exchange Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of September 30, 2025, our total consolidated indebtedness was approximately $12,239.0 million, approximately $7,159.0 million of which was secured, and approximately $6,189.3 million of which was indebtedness of our subsidiaries, and our asset coverage ratio was 195.8%.

Interest and Payment Dates

The 2027 Notes bear cash interest from June 5, 2025, at an annual rate of 5.300% payable on June 5 and December 5 of each year, beginning on December 5, 2025. The June 2030 Notes bear cash interest from June 5, 2025, at an annual rate of 5.850% payable on June 5 and December 5 of each year, beginning on December 5, 2025. The 2028 Notes bear cash interest from September 11, 2025, at an annual rate of 4.900% payable on March 11 and September 11 of each year, beginning on March 11, 2026. The November 2030 Notes bear cash interest from September 11, 2025, at an annual rate of 5.450% payable on May 15 and November 15 of each year, beginning on May 15, 2026. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption	We may redeem the 2027 Notes at our option, in whole or in part, at any time or from time to time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points less (b) interest accrued to the date of redemption and (2) 100% of the principal amount of the 2027 Notes to be redeemed.

Prior to the Par Call Date (as defined below), we may redeem some or all of the 2028 Notes, November 2030 Notes, or June 2030 Notes at our option, in whole or in part, at any time or from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) 100% of the principal amount of the 2028 Notes, the November 2030 Notes, or the June 2030 Notes to be redeemed, as applicable, and (2)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of accrued and unpaid interest to the applicable redemption date) discounted to the redemption date, as applicable, (assuming the Notes matured or, (i) in the case of the 2028 Notes, August 11, 2028 (the date falling one month prior to the maturity date of the 2028 Notes); (ii) in the case of the November 2030 Notes, October 15, 2030, (the date falling one month prior to the maturity date of the November 2030 Notes); and (iii) in the case of the June 2030 Notes, May 5, 2030 (the date falling one month prior to the maturity date of the June 2030 Notes) (each a “Par Call Date”)) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 25 basis points in the case of the 2027 Notes and the 2028 Notes, or 30 basis points in the case of the June 2030 Notes and November 2030 Notes, plus (b) interest accrued to the date of redemption, plus, in either case, interest accrued and unpaid to the date of such optional redemption, but excluding the redemption date.

On or after the Par Call Date of each of the 2028 Notes, the November 2030 Notes or the June 2030 Notes, we may redeem some or all of the 2028 Notes, the November 2030 Notes, or the June 2030 Notes, respectively, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

Change of Control; Offer to Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form	The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry System.”

Trustee	The Trustee for the Exchange Notes will be U.S. Bank Trust Company, National Association.

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024, and the Company’s subsequent registration statement on Form N-2 filed on December 30, 2025 with the Securities and Exchange Commission (the “SEC”) which are incorporated by reference in this prospectus, and the following risks before investing in the Exchange Notes.

Risks Related to the Exchange Notes

The Exchange Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur.

The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of September 30, 2025, our total consolidated indebtedness was approximately $12,239.0 million, approximately $7,159.0 million of which was secured, and approximately $6,189.3 million of which was indebtedness of our subsidiaries.

The Exchange Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes, and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of September 30, 2025, approximately $6,189.3 million of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings.

There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•	pay distributions on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of distributions or other amounts to us from our subsidiaries.

In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Risk Factors—Risks Related to Debt Financing—We borrow money, which magnifies the potential for loss on amounts invested in us and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for debt service, and result in losses” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which is incorporated by reference herein. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offerings of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we, the trustee nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this prospectus, including the documents incorporated by reference herein, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, are excluded from the safe harbor protection provided by Section 27A of the 1933 Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

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our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives as a result of inflation, the imposition of tariffs, increases in borrowing costs and a potential global recession;

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the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing conflict between Russia and Ukraine and the broader Middle East conflict;

•	the impact of the investments that we expect to make;

•	our ability to raise sufficient capital to execute our investment strategy;

•	our current and expected financing arrangements and investments;

•	the adequacy of our cash resources, financing sources and working capital;

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changes in the general interest rate environment, including a sustained elevated interest rate environment, and uncertainty about the Federal Reserve’s intentions regarding interest rates in the future;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with the Adviser or any of its affiliates;

•	the elevated level of inflation, and its impact on our portfolio companies and on the industries in which we invest;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	the availability of credit and/or our ability to access the capital markets;

•	our use of financial leverage;

•	the ability of the Adviser to source suitable investments for us and to monitor and administer our investments;

•	the ability of the Adviser or its affiliates to attract and retain highly talented professionals;

•	our ability to qualify for and maintain our qualification as a RIC and as a BDC;

•	the impact on our business of new or amended legislation or regulations;

•	currency fluctuations, particularly to the extent that we receive payments denominated in currency other than U.S. dollars;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we may invest, including the imposition of tariffs upon either the supplies utilized by those enterprises or the enterprises’ end products.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of any projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” in this prospectus and in the documents we incorporate by reference.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Reports on Form 10-Q of the Company, as well as any amendments filed with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in this prospectus, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These projections and forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued (i) $400,000,000 aggregate principal amount of the 2027 Restricted Notes, (ii) $500,000,000 aggregate principal amount of the June 2030 Restricted Notes, (iii)$600,000,000 aggregate principal amount of the 2028 Restricted Notes and (iv) $500,000,000 aggregate principal amount of the November 2030 Restricted Notes, in each case in transactions not requiring registration under the 1933 Act on June 5, 2025, June 5, 2025, September 11, 2025 and September 11, 2025, respectively.

The 2027 Restricted Notes were issued, and the 2027 Exchange Notes will be issued, pursuant to a base indenture dated as of January 30, 2024 (the “Base Indenture”), and the fifth supplemental indenture, dated as of June 5, 2025, to the Base Indenture (the “Fifth Supplemental Indenture,”) between us and U.S. Bank Trust Company, National Association, as Trustee (the “Trustee”). The June 2030 Restricted Notes were issued, and the June 2030 Exchange Notes will be issued, pursuant to the Base Indenture and the sixth supplemental indenture, dated as of June 5, 2025, to the Base Indenture (the “Sixth Supplemental Indenture,”) between us and the Trustee. The 2028 Restricted Notes were issued, and the 2028 Exchange Notes will be issued, pursuant to the Base Indenture and the seventh supplement indenture, dated as of September 11, 2025, to the Base Indenture (the “Seventh Supplemental Indenture,”) between us and the Trustee. The November 2030 Restricted Notes were issued, and the November 2030 Exchange Notes will be issued, pursuant to the Base Indenture and the eighth supplemental indenture, dated as of September 11, 2025, to the Base Indenture (the “Eighth Supplemental Indenture,” and, together with the Base Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, and the Seventh Supplemental Indenture, the “Indenture”) between us and the Trustee.

In connection with such Restricted Notes issuances, we entered into registration rights agreements, which require that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under each registration rights agreement, we agreed, for the benefit of the holders of the related Restricted Notes, to use commercially reasonable efforts to:

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file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default;

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cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

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cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by such Restricted Notes will be reduced to the original interest rate borne by such Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of each registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the applicable registration rights agreement. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the 1933 Act. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

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you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

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you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

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you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of such Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $400,000,000 aggregate principal amount of the 2027 Restricted Notes, $500,000,000 aggregate principal amount of the June 2030 Restricted Notes, $600,000,000 aggregate principal amount of the 2028 Restricted Notes, and $500,000,000 aggregate principal amount of the November 2030 Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange

Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 5:00 p.m., New York City time, on, [●] 2026, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry System.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the trustee, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

•	In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the related registration rights agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank Trust Company, National Association, as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

5:00 p.m., New York City Time on the Expiration Date:

U.S. Bank Trust Company, National Association

Attn: Corporate Actions

111 Fillmore Avenue

St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

(800) 934-6802

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: cts.specfinance@usbank.com

Facsimile: (651) 466-7367

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $556,200, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”).

DESCRIPTION OF THE EXCHANGE NOTES

We issued the 2027 Restricted Notes, and will issue the 2027 Exchange Notes, under the Base Indenture and the Fifth Supplemental Indenture. We issued the June 2030 Restricted Notes, and will issue the June 2030 Exchange Notes, under the Base Indenture and the Sixth Supplemental Indenture. We issued the 2028 Restricted Notes, and will issue the 2028 Exchange Notes, under the Base Indenture and the Seventh Supplemental Indenture. We issued the November 2030 Restricted Notes, and will issue the November 2030 Exchange Notes, under the Base Indenture and the Eighth Supplemental Indenture. The following description is a summary of the material provisions of the Indenture. It does not restate the Indenture in its entirety. We urge you to read the Indenture, a copy of which is filed as an exhibit to the registration statement of which this prospectus forms a part, because it, and not this description, defines your rights as holders of the Notes.

Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Notes or the Indenture, as applicable.

The registered holder of a Note will be treated as the owner of it for all purposes. Only registered holders will have rights under the Indenture.

General

The Restricted Notes are, and the Exchange Notes will be, our general senior unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The 2027 Notes, the June 2030 Notes, the 2028 Notes, and the November 2030 Notes will mature on June 5, 2027, June 5, 2030, September 11, 2028, and November 15, 2030, respectively, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The 2027 Restricted Notes bear, and the 2027 Exchange Notes will bear, cash interest at the rate of 5.300% per annum from June 5, 2025, to the stated maturity or date of earlier redemption. Interest on the 2027 Notes will be payable semi-annually in arrears on each of June 5 and December 5 commencing December 5, 2025 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding June 5 and December 5 (whether or not a business day), respectively.

The June 2030 Restricted Notes bear, and the June 2030 Exchange Notes will bear, cash interest at the rate of 5.850% per annum from June 5, 2025, to the stated maturity or date of earlier redemption. Interest on the June 2030 Notes will be payable semi-annually in arrears on each of June 5 and December 5, commencing December 5, 2025 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding June 5 and December 5 (whether or not a business day), respectively.

The 2028 Restricted Notes bear, and the 2028 Exchange Notes will bear, cash interest at the rate of 4.900% per annum from September 11, 2025, to the stated maturity or date of earlier redemption. Interest on the 2028 Notes will be payable semi-annually in arrears on each of March 11 and September 11 commencing March 11, 2026 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding March 11 and September 11 (whether or not a business day), respectively.

The November 2030 Restricted Notes bear, and the November 2030 Exchange Notes will bear, cash interest at the rate of 5.450% per annum from September 11, 2025, to the stated maturity or date of earlier redemption. Interest on the November 2030 Notes will be payable semi-annually in arrears on each of May 15 and November 15 commencing May 15, 2026 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding May 15 and November 15 (whether or not a business day), respectively.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Trustee shall have no duty or responsibility to calculate or verify the interest rate.

If an interest payment date or the stated maturity date or date of early redemption of the Notes falls on a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close, the required payment due on such date will instead be made on the next business day. No further interest will accrue as a result of such delayed payment.

We issued (i) $400,000,000 aggregate principal amount of the 2027 Restricted Notes, (ii) $500,000,000 aggregate principal amount of the June 2030 Restricted Notes, (iii) $600,000,000 aggregate principal amount of the 2028 Restricted Notes and (iv) $500,000,000 aggregate principal amount of the November 2030 Restricted Notes, in each case in transactions not requiring registration under the 1933 Act on June 5, 2025, June 5, 2025, September 11, 2025 and September 11, 2025, respectively.

The Indenture does not limit the aggregate principal amount of the debt securities which we may issue thereunder and provides that we may issue debt securities thereunder from time to time in one or more series. We may, without the consent of the holders of the Notes, issue additional Notes (in any such case, other than any Exchange Notes, “Additional Notes”) under the Indenture with the same ranking and the same interest rate, maturity and other terms as the Notes of a series; provided that, if such Additional Notes are not fungible with the Notes of the applicable series (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes will have different CUSIP numbers from the Notes of such series (and any such other tranche of Additional Notes). Any Additional Notes and the existing Notes of a series will constitute a single series under the Indenture and all references to the relevant Notes herein will include the Additional Notes unless the context otherwise requires.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

The Notes will be issued only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be presented for transfer (duly endorsed or accompanied by a written instrument of transfer, if so required by us or the security registrar) or exchanged for other notes (containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount) at the office or agency maintained by us for such purposes (initially the corporate trust office of the Trustee). Such transfer or exchange will be made without service charge, but we may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable. Prior to the due presentment of a Note for registration of transfer, we, the Trustee and any other agent of ours or the Trustee may treat the registered holder of each Note as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever.

The Indenture does not contain any provisions that would limit our ability to incur unsecured indebtedness or that would afford holders of the Notes protection in the event of a sudden and significant decline in our credit quality or a takeover, recapitalization or highly leveraged or similar transaction involving us. Accordingly, we could in the future enter into transactions that could increase the amount of indebtedness outstanding at that time or otherwise affect our capital structure or the credit rating of the Notes.

The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Optional Redemption

We may redeem the 2027 Notes at our option, in whole or in part, at any time or from time to time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption and (2) 100% of the principal amount of the 2027 Notes to be redeemed.

Prior to the Par Call Date, we may redeem some or all of the 2028 Notes, November 2030 Notes, or June 2030 Notes at our option, in whole or in part, at any time or from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) 100% of the principal amount of the 2028 Notes, the November 2030 Notes, or the June 2030 Notes to be redeemed, as applicable, and (2)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of accrued and unpaid interest to the applicable redemption date) discounted to the redemption date, as applicable, (assuming the 2028 Notes, November 2030 Notes, or June 2030 Notes matured on the relevant Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 25 basis points in the case of the 2027 Notes and the 2028 Notes, or 30 basis points in the case of the June 2030 Notes and the November 2030 Notes, plus (b) interest accrued to the date of redemption, plus, in either case, interest accrued and unpaid to the date of such optional redemption, but excluding the redemption date.

On or after the Par Call Date of each of the 2028 Notes, the November 2030 Notes and the June 2030 Notes, or at any time before the maturity date of the 2027 Notes, we may redeem some or all of the 2028 Notes, the November 2030 Notes, the June 2030 Notes or the 2027 Notes, respectively at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of such series of Notes to be redeemed not less than 10 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the trustee and, so long as the Notes are registered to DTC or its nominee, the DTC; provided, however, that no such partial redemption will reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

“Treasury Rate” means, with respect to any redemption date of the Notes, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date of the Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date of the Notes on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date of the Notes, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date of the Notes but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date of the Notes, one with a maturity date preceding the applicable Par Call Date of the Notes and one with a maturity date following the applicable Par Call Date of the Notes, we shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date of the Notes. If there are two or more United States Treasury securities maturing on the applicable Par Call Date of the Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price of any of the Notes shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty or responsibility to calculate or verify the redemption price.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1) accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2) deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and upon receipt of the written instruction, the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder an Exchange Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each Exchange Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which are incorporated by reference herein, for a general discussion of our and our subsidiaries’ indebtedness.

Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—Risks Related to the Exchange Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Exchange Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of HPS Corporate Lending Fund and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3) the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Investment Grade” means a rating of BBB- or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P)(or, in each case, if such Rating Agency ceases to make a rating of the applicable Notes publicly available for reasons outside of the Company’s control, the equivalent investment grader credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Moody’s” means Moody’s Investors Service or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, any affiliate of the Adviser or any entity that is managed by the Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients.

“Rating Agency” means:

(1) one or both of Moody’s and S&P; and

(2) if both Moody’s and S&P cease to rate the Notes or fail to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for either of Moody’s or S&P, as the case may be.

“S&P” means S&P’s Global Ratings Services, or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the Base Indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The Indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of HPS Corporate Lending Fund or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and the applicable registration rights agreement to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•

we will deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following will be an event of default:

(1) default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2) default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3) default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the Trustee or to us and the Trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4) default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with HPS Corporate Lending Fund for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5) pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities must have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6) certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the Trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the Trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i) such holder has previously given written notice to the Trustee of a continuing event of default with respect to the Notes;

(ii) the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Trustee to institute proceedings in respect of such event of default;

(iii) such holder or holders have offered to the Trustee indemnity, security, or both, satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity and/or security has failed to institute any such proceeding; and

(v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the Trustee security and/or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders).

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the Trustee, within 120 days after the end of each fiscal year (which fiscal year ends December 31), an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the Trustee must transmit notice of such default known to the Trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the Trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.

Trustee

U.S. Bank Trust Company, National Association is the Trustee, security registrar and paying agent. U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as the Trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the Trustee and its affiliates.

Governing Law

The Indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

Except as set forth below, Notes will be issued in registered, global form, without interest coupons (the “Global Notes”). The Global Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued at the closing of this offering only against payment in immediately available funds.

The Global Notes will be deposited upon issuance with the Trustee as custodian for DTC and registered in the name of DTC’s nominee, Cede & Co., in each case for credit to an account of a direct or indirect participant in DTC as described below.

Except as set forth below, the Global Notes may be transferred, in whole but not in part, only to DTC, to a nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in registered, certificated form (the “Certificated Notes”) except in the limited circumstances described below. See “—Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.

So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the Indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/ or DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the Indenture.

So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream, on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.

Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.

Transfers between participants in DTC, Euroclear or Clearstream will be effected under DTC, Euroclear or Clearstream’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in

Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the Trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:

•	DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, for U.S. federal income tax purposes, (i) you will not recognize gain or loss as a result of the exchange, (ii) the holding period of the Exchange Notes you receive will include the holding period of the Restricted Notes exchanged therefor and (iii) the basis of the Exchange Notes you receive will be the same as the basis of the Restricted Notes exchanged therefor immediately before the exchange. The opinion of Dechert LLP, special counsel to the Company, subject to the assumptions, qualifications and limitations set forth therein, that the statements made under this caption in this prospectus, to the extent that such statements constitute statements of, or conclusions on, U.S. federal income tax law, are correct in all material respects, has been filed as an exhibit to the registration statement of which this prospectus forms a part.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the year ended December 31, 2024 are derived from our consolidated financial statements, which have been audited by PricewaterhouseCoopers LLP , an independent registered public accounting firm whose report thereon is incorporated by reference in this prospectus, certain documents incorporated by reference in this prospectus or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which may be obtained from www.sec.gov or upon request. The Company’s unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, are incorporated by reference herein. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, any documents incorporated by reference in this prospectus or the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC.

The following are the financial highlights for the year ended December 31, 2024 and nine months ended September 30, 2025 (dollar amounts in thousands):

	Year Ended December 31, 2024
	Class I	Class D	Class F	Class S
Per Share Data:
Net asset value, beginning of period	$25.06	$25.06	$25.06	$25.06
Net investment income (1)	2.77	2.72	2.66	2.52
Net unrealized and realized gain (loss) (2)	0.34	0.33	0.32	0.37

Net increase (decrease) in net assets resulting from operations	3.11	3.05	2.98	2.89
Distributions from net investment income (3)	(2.58)	(2.52)	(2.45)	(2.36)
Distributions from net realized gains (3)	—	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(2.58)	(2.52)	(2.45)	(2.36)

Early repurchase deduction fees (5)	—	—	—	—

Total increase (decrease) in net assets	0.53	0.53	0.53	0.53

Net asset value, end of period	$25.59	$25.59	$25.59	$25.59

Shares outstanding, end of period	106,227,563	43,120,380	176,150,014	15,868,679
Total return based on NAV (4)	12.95%	12.67%	12.39%	12.01%
Ratios:
Ratio of net expenses to average net assets	8.78%	9.05%	9.31%	9.54%
Ratio of net investment income to average net assets	10.82%	10.62%	10.39%	9.83%
Portfolio turnover rate	21.21%	21.21%	21.21%	21.21%
Supplemental Data:
Net assets, end of period	$2,717,857	$1,103,246	$4,506,823	$406,006
Asset coverage ratio	216.3%	216.3%	216.3%	216.3%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The amount shown does not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions.
(3)

The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 9 of the Company’s Consolidated Financial Statements for the year ended December 31, 2024).

(4)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fees, if any.

(5)	The per share amount rounds to less than $0.01 per share.

	Nine Months Ended September 30, 2025
	Class I	Class D	Class F	Class S
Per Share Data:
Net asset value, beginning of period	$25.59	$25.59	$25.59	$25.59
Net investment income (1)	1.98	1.94	1.89	1.82
Net unrealized and realized gain (loss) (2)	(0.36)	(0.37)	(0.37)	(0.37)

Net increase (decrease) in net assets resulting from operations	1.62	1.57	1.52	1.45
Distributions from net investment income (3)	(1.94)	(1.89)	(1.84)	(1.77)
Distributions from net realized gains (3)	—	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(1.94)	(1.89)	(1.84)	(1.77)

Early repurchase deduction fees (6)	0.00	0.00	0.00	0.00

Total increase (decrease) in net assets	(0.32)	(0.32)	(0.32)	(0.32)

Net asset value, end of period	$25.27	$25.27	$25.27	$25.27

Shares outstanding, end of period	169,350,179	46,455,932	217,600,686	30,283,318
Total return based on NAV (4)	6.55%	6.35%	6.16%	5.88%
Ratios:
Ratio of net expenses to average net assets (5)	9.00%	9.23%	9.49%	9.87%
Ratio of net investment income to average net assets (5)	10.40%	10.17%	9.91%	9.56%
Portfolio turnover rate	8.32%	8.32%	8.32%	8.32%
Supplemental Data:
Net assets, end of period	$4,280,282	$1,174,151	$5,499,754	$765,408
Asset coverage ratio	195.8%	195.8%	195.8%	195.8%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The amount shown does not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions.

(3)

The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 9 of the Company’s Consolidated Financial Statements for the nine months ended September 30, 2025).

(4)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fees, if any.

(5)	For the nine months ended September 30, 2025, amounts are annualized except for excise tax and capital gains incentive fee.
(6)	The per share amount rounds to less than $0.01 per share.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The information in Part II, Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Part I, Item 2—Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company’s Quarterly Report on Form 10-Q for the quarter ended September  30, 2025 is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in Part II, Item 7A—Quantitative and Qualitative Disclosures About Market Risk of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Part I, Item 3—Quantitative and Qualitative Disclosures About Market Risk of the Company’s Quarterly Report on Form 10-Q for the quarter ended September  30, 2025 is incorporated herein by reference.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

BUSINESS OF THE COMPANY

The information in Part I, Item 1—Business of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is incorporated herein by reference.

REGULATION OF THE COMPANY

The information in Part I, Item 1—Business—Regulation as a BDC of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is incorporated herein by reference.

SENIOR SECURITIES

The information in Part I, Item 1—Consolidated Financial Statements (Unaudited)—Notes to Consolidated Financial Statements—Note 10. Financial Highlights and Senior Securities in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and in Part II, Item 8—Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 10. Financial Highlights and Senior Securities” of the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024 is incorporated herein by reference.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2025 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Adviser, as the Company’s valuation designee, approved the valuation of the Company’s investment portfolio, as of September 30, 2025, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board. The Adviser also approved in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus.

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units		Amortized Cost (3)	Fair Value	Percentage of Net Assets
Non-Controlled/ Non-Affiliated
First Lien Debt
Aerospace and Defense
Arcfield Acquisition Corp (4)(8)	14295 Park Meadow Drive, Chantilly, VA 20151	SF + 5.00%	9.31%	10/28/2031			$81,082	$80,906	$81,893
Arcfield Acquisition Corp (4)(6)(8)	14295 Park Meadow Drive, Chantilly, VA 20151			10/28/2031			11,100	(24)	—
Asdam Operations Pty Ltd (4)(5)(8)	153 Keys Rd, Moorabbin, Victoria 3189, Australia	B + 5.25%	8.84%	8/22/2028		AUD	41,558	28,139	27,482
Asdam Operations Pty Ltd (4)(5)(6)(8)	153 Keys Rd, Moorabbin, Victoria 3189, Australia	B + 5.25%	8.84%	8/22/2028		AUD	5,421	2,252	2,390
Asdam Operations Pty Ltd (4)(5)(8)	153 Keys Rd, Moorabbin, Victoria 3189, Australia	B + 5.25%	8.84%	8/22/2028		AUD	3,614	2,438	2,390
Cadence - Southwick, Inc. (4)(10)	2655 Seely Avenue, San Jose, CA, 95134	SF + 5.25%	9.60%	5/3/2029			40,697	39,959	41,104
Cadence - Southwick, Inc. (4)(10)	2655 Seely Avenue, San Jose, CA, 95134	SF + 4.75%	9.18%	5/3/2029			3,057	3,017	3,088
Cadence - Southwick, Inc. (4)(6)(10)	2655 Seely Avenue, San Jose, CA, 95134	SF + 4.75%	9.03%	5/3/2028			17,561	9,149	9,366
Carbon Topco, Inc. (4)(6)(9)	Pilot Way Ansty Business Park, Coventry, CV7 9JU, UK			5/1/2030			11,985	(200)	(120)
Carbon Topco, Inc. (4)(9)	Pilot Way Ansty Business Park, Coventry, CV7 9JU, UK	SF + 6.00%	10.30%	11/1/2030			71,750	70,534	70,936
Fastener Distribution Holdings, LLC (4)(9)	5200 Sheila Street, Commerce, CA 90040	SF + 4.75%	8.75%	11/4/2031			75,253	74,598	75,251
Fastener Distribution Holdings, LLC (4)(6)(9)	5200 Sheila Street, Commerce, CA 90040	SF + 4.75%	8.75%	11/4/2031			28,345	10,663	10,926
Frontgrade Technologies Holdings Inc. (4)(9)	4350 Centennial Blvd, Colorado Springs, CO, 80907	SF + 5.00%	9.19%	1/9/2030			36,769	36,087	36,766
Frontgrade Technologies Holdings Inc. (4)(9)	4350 Centennial Blvd, Colorado Springs, CO, 80907	SF + 5.00%	9.19%	1/9/2030			7,741	7,639	7,741
Frontgrade Technologies Holdings Inc. (4)(6)(9)	4350 Centennial Blvd, Colorado Springs, CO, 80907			1/10/2028			6,864	(86)	—

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Frontgrade Technologies Holdings Inc. (4)(9)	4350 Centennial Blvd, Colorado Springs, CO, 80907	SF + 5.00%	9.19%	1/9/2030		8,682	8,605	8,682
Frontgrade Technologies Holdings Inc. (4)(9)	4350 Centennial Blvd, Colorado Springs, CO, 80907	SF + 5.00%	9.29%	1/9/2030		1,985	1,975	1,985
Goat Holdco LLC (5)(7)	123 Main St Bristol, CT, 06010	SF + 2.75%	6.91%	1/27/2032		12,022	11,902	12,050
RH Buyer Inc (4)(10)	2901 Airport Dr, Torrance, California, 90505	SF + 6.50%	10.92%	1/17/2031		117,918	115,834	114,553
RH Buyer Inc (4)(6)(10)	2901 Airport Dr, Torrance, California, 90505	SF + 6.50%	10.80%	1/17/2031		13,792	5,825	5,675
Tex-Tech Industries, Inc. (4)(9)	1350 Bridgeport Drive, Suite 1, Kernersville, NC 27284	SF + 5.00%	9.14%	1/13/2031		81,014	80,301	80,626
Tex-Tech Industries, Inc. (4)(6)(9)	1350 Bridgeport Drive, Suite 1, Kernersville, NC 27284	SF + 5.00%	9.17%	1/13/2031		18,094	5,258	5,342
Tex-Tech Industries, Inc. (4)(6)(9)	1350 Bridgeport Drive, Suite 1, Kernersville, NC 27284	SF + 5.00%	9.14%	1/13/2031		17,192	923	992
Titan BW Borrower L.P. (4)(8)	555 E. Lancaster Avenue, Suite 400, Radnor, PA 19087	SF + 5.25% (incl 2.88% PIK)	9.45%	7/24/2032		249,092	246,674	246,666
Titan BW Borrower L.P. (4)(6)(8)	555 E. Lancaster Avenue, Suite 400, Radnor, PA 19087			7/24/2032		21,056	(208)	(205)
Titan BW Borrower L.P. (4)(6)(8)	555 E. Lancaster Avenue, Suite 400, Radnor, PA 19087			7/24/2032		48,935	(476)	(476)
Valence Surface Technologies LLC (4)(10)	300 Continental Blvd. Suite 600, El Segundo, CA 90245	SF + 8.25% (incl 6.50% PIK)	12.40%	6/13/2031		154,682	151,432	151,662
Valence Surface Technologies LLC (4)(10)	300 Continental Blvd. Suite 600, El Segundo, CA 90245	SF + 7.00%	11.13%	6/13/2031		18,107	17,716	17,754
Valence Surface Technologies LLC (4)(6)(10)	300 Continental Blvd. Suite 600, El Segundo, CA 90245			6/13/2031		27,161	(596)	(530)
Valence Surface Technologies LLC (4)(6)(10)	300 Continental Blvd. Suite 600, El Segundo, CA 90245			6/13/2031		13,777	(294)	(269)
West Star Aviation Acquisition, LLC (4)(6)(9)	2 Airline Court, East Alton, IL 62024	SF + 4.50%	8.66%	5/20/2032		7,418	1,431	1,484
West Star Aviation Acquisition, LLC (4)(6)(9)	2 Airline Court, East Alton, IL 62024			5/20/2032		11,127	(81)	25
West Star Aviation Acquisition, LLC (4)(9)	2 Airline Court, East Alton, IL 62024	SF + 4.50%	8.66%	5/20/2032		53,038	52,661	53,157
WP CPP Holdings, LLC (4)(10)	1621 Euclid Avenue, Suite 1850 Cleveland, Ohio 44115	SF + 7.00% (incl 3.88% PIK)	11.17%	11/30/2029		205,193	201,990	209,847
WP CPP Holdings, LLC (4)(6)(10)	1621 Euclid Avenue, Suite 1850 Cleveland, Ohio 44115			11/30/2029		26,285	(456)	—

							1,265,487	1,278,233	10.91%

Alternative Energy
Braya Renewable Fuels (Newfoundland) LP (4)(5)(15)	1 Refinery Rd, Box 40, Come By Chance, Newfoundland and Labrador A0B 1N0, Canada	SF + 10.00%	14.10%	11/9/2026		12,445	12,353	11,316

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Braya Renewable Fuels (Newfoundland) LP (4)(5)(15)	1 Refinery Rd, Box 40, Come By Chance, Newfoundland and Labrador A0B 1N0, Canada	SF + 10.00%	14.10%	11/9/2026		950	943	864
Braya Renewable Fuels (Newfoundland) LP (4)(5)(15)	1 Refinery Rd, Box 40, Come By Chance, Newfoundland and Labrador A0B 1N0, Canada	SF + 10.00%	14.10%	11/9/2026		957	949	870
Braya Renewable Fuels (Newfoundland) LP (4)(5)(15)	1 Refinery Rd, Box 40, Come By Chance, Newfoundland and Labrador A0B 1N0, Canada	SF + 10.00%	14.10%	11/9/2026		10,458	10,367	9,509

							24,612	22,559	0.19%

Asset Based Lending and Fund Finance
Montagu Lux Finco Sarl (4)(5)(6)(10)	2 More London Pl, London SE1 2AP, United Kingdom	E + 5.50%	7.53%	2/13/2032		EUR 65,158	33,359	37,256

							33,359	37,256	0.32%

Automobiles and Parts
ABC Group Holdings Inc (4)(5)(9)	2020 Taylor Road, Auburn Hills, MI 48326	E + 5.88%	7.81%	8/22/2031		EUR 93,391	105,444	105,558
ABC Technologies Inc (4)(5)(9)	2020 Taylor Road, Auburn Hills, MI 48326	SF + 5.75%	9.89%	8/22/2031		148,066	142,612	142,613
Clarios Global LP (7)	Florist Tower, 5757 N. Green Bay Ave., Glendale, WI 53209	SF + 2.50%	6.66%	5/6/2030		10,643	10,603	10,661
Clarios Global LP (7)	Florist Tower, 5757 N. Green Bay Ave., Glendale, WI 53209	SF + 2.75%	6.91%	1/28/2032		5,366	5,360	5,376
Foundation Automotive Corp (4)(5)(10)(19)	211 Highland Cross Drive, Ste 260, Houston, TX 77073	SF + 7.75 PIK %		12/24/2027		15,156	15,032	7,893
Foundation Automotive US Corp (4)(10)(19)	211 Highland Cross Drive, Ste 260, Houston, TX 77073	SF + 7.75 PIK %		12/24/2027		16,105	15,897	8,389
Foundation Automotive US Corp (4)(10)(19)	211 Highland Cross Drive, Ste 260, Houston, TX 77073	SF + 7.75 PIK %		12/24/2027		4,755	4,714	2,477
Foundation Automotive US Corp (4)(6)(14)(19)	211 Highland Cross Drive, Ste 260, Houston, TX 77073	SF + 7.75%		12/24/2027		2,701	1,454	327
Oil Changer Holding Corporation (4)(10)	4511 Willow Rd, Suite 1 Pleasanton, CA 94588	SF + 6.75%	11.07%	2/8/2027		7,995	7,972	7,995
Oil Changer Holding Corporation (4)(10)	4511 Willow Rd, Suite 1 Pleasanton, CA 94588	SF + 6.75%	11.07%	2/8/2027		38,083	37,972	38,083
Tenneco Inc (8)	15701 Technology Drive, Northville, MI 48168	SF + 5.00%	9.30%	11/17/2028		8,000	7,874	7,853
Tenneco Inc (8)	15701 Technology Drive, Northville, MI 48168	SF + 4.75%	9.05%	11/17/2028		3,872	3,817	3,795

							358,751	341,020	2.91%

Chemicals
Fortis 333 Inc (7)	5 Beaconsfield Street, King’s Cross, N1C 4EW, London	SF + 3.50%	7.50%	3/27/2032		2,934	2,927	2,923
Lummus Technology Holdings V LLC (7)	5825 N. Sam Houston Pkwy. W., #600, Houston, TX 77086	SF + 2.50%	6.66%	12/31/2029		24,915	24,725	25,001

							27,652	27,924	0.24%

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Construction and Materials
Enstall Group B.V. (4)(5)(8)(19)	Londenstraat 16, 7418EE Deventer, Netherlands	E + 6.50%		8/30/2028		EUR 66,462	70,994	47,603
Fire Flow Intermediate Corporation (4)(9)	2001 Spring Road, Suite 300, Oak Brook, IL 60523	SF + 4.75%	9.06%	7/10/2031		123,061	122,034	124,292
Hobbs & Associates LLC (7)	4850 Brookside Court #100, Norfolk, VA 23502	SF + 2.75%	6.91%	7/23/2031		15,396	15,342	15,408
Nexus Intermediate III, LLC (4)(9)	20 Odyssey, Irvine, CA 92618	SF + 4.75%	8.97%	12/6/2027		1,044	1,053	1,044
NRO Holdings III Corp. (4)(6)(9)	100 High Pt Pkwy, Suite 102, Braselton, GA 30517	SF + 5.25%	9.40%	7/15/2030		100	48	50
NRO Holdings III Corp. (4)(9)	100 High Pt Pkwy, Suite 102, Braselton, GA 30517	SF + 5.25%	9.57%	7/15/2031		679	668	683
NRO Holdings III Corp. (4)(6)(9)	100 High Pt Pkwy, Suite 102, Braselton, GA 30517	SF + 5.25%	9.57%	7/15/2031		214	15	21

							210,154	189,101	1.61%

Consumer Services
Aesthetics Australia Group Pty Ltd (4)(5)(8)	40 Miller Street, North Sydney , New South Wales 2060, Australia	B + 9.38% PIK	13.61%	3/21/2028		AUD 57,807	36,914	31,161
AI Learning (Singapore) PTE. LTD. (4)(5)(12)	101 Thomson Road, Singapore, Singapore 307591	SORA + 7.50%	9.01%	5/25/2027		SGD 45,400	33,137	34,586
American Academy Holdings, LLC (4)(17)	2233 S Presidents Drive Suite F, Salt Lake City, UT 84120	SF + 9.75% (incl 5.25% PIK)	14.01%	6/30/2027		58,278	58,278	57,656
Auctane Inc (4)(9)	4301 Bull Creek Rd Ste 300 Austin, TX 78731	SF + 5.75%	10.14%	10/5/2028		24,250	24,250	22,880
Club Car Wash Operating, LLC (4)(10)	1591 East Prathersville Road, Columbia, MO 65201	SF + 5.50%	9.65%	6/16/2027		25,457	25,330	25,444
Club Car Wash Operating, LLC (4)(10)	1591 East Prathersville Road, Columbia, MO 65201	SF + 5.50%	9.65%	6/16/2027		12,441	12,347	12,434
Club Car Wash Operating, LLC (4)(10)	1591 East Prathersville Road, Columbia, MO 65201	SF + 5.50%	9.65%	6/16/2027		39,098	38,618	39,078
Club Car Wash Operating, LLC (4)(10)	1591 East Prathersville Road, Columbia, MO 65201	SF + 5.50%	9.65%	6/16/2027		76,746	76,289	76,707
Club Car Wash Operating, LLC (4)(6)(10)	1591 East Prathersville Road, Columbia, MO 65201	SF + 5.50%	9.65%	6/16/2027		39,466	12,013	12,383
Corporation Service Company (8)	251 Little Falls Dr., Wilmington, DE 19808	SF + 2.00%	6.16%	11/2/2029		1,578	1,550	1,565
Ensemble RCM LLC (7)	11511 Reed Hartman Hwy, Blue Ash, OH 45241	SF + 3.00%	7.31%	8/1/2029		11,608	11,555	11,653
Express Wash Concepts, LLC (4)(10)	13375 National Rd Ste D, Etna, OH 43068	SF + 5.00%	9.26%	4/30/2027		26,055	25,969	26,155
Express Wash Concepts, LLC (4)(10)	13375 National Rd Ste D, Etna, OH 43068	SF + 5.00%	9.26%	4/30/2027		46,394	46,246	46,572
Houghton Mifflin Harcourt Company (8)	125 High St., Boston, MA 02110	SF + 5.25%	9.51%	4/9/2029		24,803	24,409	22,290
ImageFIRST Holdings, LLC (7)	900 E. Eighth Ave, Suite 200, King of Prussia, PA 19406	SF + 3.25%	7.31%	3/12/2032		4,655	4,644	4,672
IXM Holdings, Inc. (4)(11)	250 Ridge Rd, Dayton, NJ 08810	SF + 6.25%	10.54%	12/14/2029		18,287	18,094	18,278
IXM Holdings, Inc. (4)(11)	250 Ridge Rd, Dayton, NJ 08810	SF + 6.25%	10.54%	12/14/2029		1,630	1,611	1,629
IXM Holdings, Inc. (4)(6)(11)	250 Ridge Rd, Dayton, NJ 08810	SF + 6.25%	10.46%	12/14/2029		4,013	1,788	1,833

Company (1)	Address	Reference Rate and Spread (2)		Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
IXM Holdings, Inc. (4)(11)	250 Ridge Rd, Dayton, NJ 08810	SF + 6.25%		10.42%	12/14/2029		976	962	975
KUEHG Corp. (5)(8)	650 North East Holladay Street Portland, OR 97232	SF + 2.75%		6.75%	6/12/2030		2,368	2,364	2,369
Learning Care Group, Inc. (8)	21333 Haggerty Rd., Suite 300 Novi, MI 48375	SF + 4.00%		8.31%	8/11/2028		1,960	1,943	1,931
Mckissock Investment Holdings LLC (9)	399 S Spring Ave. 108, St Louis, Missouri 63110	SF + 5.00%		9.47%	3/12/2029		12,294	12,231	12,241
Mckissock Investment Holdings LLC (9)	399 S Spring Ave. 108, St Louis, Missouri 63110	SF + 5.00%		9.33%	3/12/2029		45,981	45,233	45,780
Mckissock Investment Holdings LLC (9)	399 S Spring Ave. 108, St Louis, Missouri 63110	SF + 5.00%		9.47%	3/12/2029		31,244	31,106	31,107
Polyconcept North America Holdings, Inc. (9)	400 Hunt Valley Road New Kensington, PA 15068	SF + 5.50%		9.50%	5/18/2029		4,627	4,577	4,200
Spotless Brands, LLC (4)(10)	2 Mid America Plaza, Suite 450, Oakbrook Terrace, IL 60181	SF + 5.75%		9.62%	7/25/2028		103,461	102,458	103,494
Spotless Brands, LLC (4)(6)(10)	2 Mid America Plaza, Suite 450, Oakbrook Terrace, IL 60181	SF + 5.75%		9.75%	7/25/2028		5,175	2,022	2,064
Spotless Brands, LLC (4)(10)	2 Mid America Plaza, Suite 450, Oakbrook Terrace, IL 60181	SF + 5.75%		9.62%	7/25/2028		21,157	20,956	21,164
Spotless Brands, LLC (4)(10)	2 Mid America Plaza, Suite 450, Oakbrook Terrace, IL 60181	SF + 5.75	%9.62%		7/25/2028		15,700	15,552	15,705
Spotless Brands, LLC (4)(6)(10)	2 Mid America Plaza, Suite 450, Oakbrook Terrace, IL 60181	SF + 5.50%		9.83%	7/25/2028		30,924	26,954	27,094
Thrasio LLC (4)(10)	85 West St, Suite 4, Walpole, MA 02081	SF + 10.00 PIK	%	14.58%	6/18/2029		405	403	405
Thrasio LLC (4)(10)(19)	85 West St, Suite 4, Walpole, MA 02081	SF + 10.00 PIK	%		6/18/2029		1,055	1,029	794
TruGreen Limited Partnership (9)	860 Ridge Lake Blvd, Memphis, TN 38120	SF + 4.00%		8.26%	11/2/2027		8,420	8,374	8,283
Wharf Street Ratings Acquisition LLC (4)(9)	805 Third Avenue, 29th Floor, New York, NY10022	SF + 4.75%		8.91%	9/16/2032		306,937	303,885	303,884
Wharf Street Ratings Acquisition LLC (4)(6)(9)	805 Third Avenue, 29th Floor, New York, NY10022				9/16/2032		34,104	(340)	(339)
Wharf Street Ratings Acquisition LLC (4)(6)(9)	805 Third Avenue, 29th Floor, New York, NY10022				9/16/2032		36,506	(363)	(363)

								1,032,388	1,027,764	8.77%

Electricity
Cricket Valley Energy Center LLC (4)(18)	2241 Route 22, Dover Plains, NY 12522	SF + 5.00%		9.16%	6/26/2030		78,903	77,035	77,513
Hamilton Projects Acquiror LLC (7)	13860 Ballantyne Corporate Place Suite 300, Charlotte NC 28273	SF + 2.50%		6.66%	5/30/2031		19,855	19,806	19,942
IP Operating Portfolio I, LLC (4)(7)	548 Market St Ste 68743, San Francisco, CA 94104	7.88%		7.88%	12/31/2029		26,998	26,638	25,966
IP Operations II Investco, LLC (4)(15)	9450 SW Gemini Drive, PMB 68743, Beaverton, OR, 97008	SF + 5.50%		9.67%	6/26/2029		25,810	25,425	25,844
Lackawanna Energy Center LLC (7)	1000 Sunnyside Rd, Jessup, PA 18434	SF + 3.00%		7.25%	8/5/2032		8,511	8,490	8,594
Sunzia UpperCo LLC (4)(16)	1088 Sansome Street, San Francisco, CA 94111	SF + 5.00%		9.02%	12/21/2025		25,000	25,000	25,000

								182,394	182,859	1.56%

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Electronic and Electrical Equipment
Dwyer Instruments Inc (4)(9)	102 Indiana Highway 212, PO Box 373, Michigan City, IN 46360	SF + 4.75%	8.75%	7/20/2029		111,609	110,694	111,361
Dwyer Instruments Inc (4)(6)(9)	102 Indiana Highway 212, PO Box 373, Michigan City, IN 46360			7/20/2029		13,403	(122)	(30)
Dwyer Instruments Inc (4)(6)(9)	102 Indiana Highway 212, PO Box 373, Michigan City, IN 46360	SF + 4.75%	8.75%	7/20/2029		19,177	1,390	1,504

							111,962	112,835	0.96%

Finance and Credit Services
PCP CW Aggregator Holdings II, L.P. (4)(5)(10)	101 Crossways Park West, Woodbury, NY 11797	SF + 7.75% PIK	11.98%	2/9/2028		24,828	24,727	24,923
Yes Energy LLC (4)(10)	1877 Broadway St. Suite 606, Boulder, CO 80302	SF + 4.75%	8.92%	4/21/2028		39,715	39,397	39,715
Yes Energy LLC (4)(10)	1877 Broadway St. Suite 606, Boulder, CO 80302	SF + 4.75%	8.92%	4/21/2028		14,259	14,163	14,259
Yes Energy LLC (4)(10)	1877 Broadway St. Suite 606, Boulder, CO 80302	SF + 4.75%	8.92%	4/21/2028		9,662	9,573	9,662
Yes Energy LLC (4)(6)(10)	1877 Broadway St. Suite 606, Boulder, CO 80302			4/21/2028		3,417	(72)	—
Yes Energy LLC (4)(6)(10)	1877 Broadway St. Suite 606, Boulder, CO 80302			4/21/2028		2,443	—	—
Yes Energy LLC (4)(10)	1877 Broadway St. Suite 606, Boulder, CO 80302	SF + 4.75%	8.92%	4/21/2028		4,231	4,193	4,231

							91,981	92,790	0.79%

Food Producers
Alpine US Bidco LLC (7)	6701 Center Dr W, Suite 850, Los Angeles, California 90045	SF + 3.50%	7.66%	12/23/2030		9,466	9,435	9,534
Specialty Ingredients, LLC (4)(9)	3001 Strawn Ln, Fort Worth, TX 76135	SF + 6.00%	10.26%	2/12/2029		88,214	87,278	88,214
Specialty Ingredients, LLC (4)(6)(9)	3001 Strawn Ln, Fort Worth, TX 76135	SF + 6.00%	10.26%	2/12/2029		11,278	7,214	7,331
Sugar PPC Buyer LLC (4)(10)	950 Third Avenue, 21st Floor, New York, NY 10022	SF + 4.75%	9.07%	10/2/2030		58,653	57,710	58,653
Sugar PPC Buyer LLC (4)(10)	950 Third Avenue, 21st Floor, New York, NY 10022	SF + 4.75%	9.07%	10/2/2030		16,293	16,023	16,293
Sugar PPC Buyer LLC (4)(6)(10)	950 Third Avenue, 21st Floor, New York, NY 10022	SF + 4.75%	9.06%	10/2/2030		14,464	4,202	4,331
SW Ingredients Holdings, LLC (4)(6)(9)	8101 Presidents Dr, Orlando, Florida 32809	SF + 5.00%	9.16%	5/2/2030		32,714	15,729	15,779
SW Ingredients Holdings, LLC (4)(9)	8101 Presidents Dr, Orlando, Florida 32809	SF + 5.00%	9.16%	5/2/2030		191,998	189,350	189,648
SW Ingredients Holdings, LLC (4)(6)(9)	8101 Presidents Dr, Orlando, Florida 32809			5/2/2030		23,763	(342)	(291)

							386,599	389,492	3.32%

Gas, Water and Multi-utilities
Eagle LNG Partners Jacksonville II LLC (4)(7)	4400 Post Oak Parkway, Suite 420, Houston, Texas 77027	13.50% (incl 6.35% PIK)	13.50%	4/26/2029		829	813	776
Eagle LNG Partners Jacksonville II LLC (4)(7)	4400 Post Oak Parkway, Suite 420, Houston, Texas 77027	13.50% (incl 6.35% PIK)	13.50%	4/26/2029		76	74	71

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Floating Infrastructure Holdings Finance LLC (4)(5)(10)	111 W 19th Street, New York NY 10011	SF + 5.75%	9.85%	8/13/2027		39,099	38,813	39,099

							39,700	39,946	0.34%

General Industrials
Bakelite US Holdco Inc (7)	1040 Crown Pointe Parkway Suite 700, Atlanta, GA 30338	SF + 3.75%	7.75%	12/23/2031		6,160	6,105	6,160
BP Purchaser, LLC (4)(9)	2650 Galvin Drive, Elgin, IL 60124	SF + 5.50%	9.80%	12/11/2028		28,472	28,214	23,817
Bright Light Buyer, Inc. (4)(10)	3360 Davie Road, Suite 509 Davie, FL 33314	SF + 6.00%	10.16%	11/8/2029		72,283	71,048	72,283
Capripack Debtco PLC (4)(5)(10)	Rivergate, Handelskai 92, 1200 Vienna, Austria	E + 5.75% (incl 2.50% PIK)	7.71%	1/3/2030		EUR 13,653	14,557	16,061
Capripack Debtco PLC (4)(5)(10)	Rivergate, Handelskai 92, 1200 Vienna, Austria	E + 5.75% (incl 2.50% PIK)	7.71%	1/3/2030		EUR 73,494	78,358	86,454
Capripack Debtco PLC (4)(5)(10)	Rivergate, Handelskai 92, 1200 Vienna, Austria	E + 5.75% (incl 2.50% PIK)	7.77%	1/3/2030		EUR 30,250	30,474	35,584
Capripack Debtco PLC (4)(5)(10)	Rivergate, Handelskai 92, 1200 Vienna, Austria	E + 5.75% (incl 2.50% PIK)	7.77%	1/3/2030		EUR 26,468	26,664	31,136
Clydesdale Acquisition Holdings Inc (8)	3436 Toringdon Way, Suite 100, Charlotte, NC 28277	SF + 3.18%	7.34%	4/13/2029		7,576	7,561	7,574
Formerra LLC (4)(10)	1250 Windham Pkwy, Romeoville, IL 60446	SF + 7.25%	11.63%	11/1/2028		103,818	102,043	102,731
Formerra LLC (4)(6)(10)	1250 Windham Pkwy, Romeoville, IL 60446	SF + 7.25%	11.51%	11/1/2028		12,031	1,003	1,077
Formerra LLC (4)(10)	1250 Windham Pkwy, Romeoville, IL 60446	SF + 7.25%	11.63%	11/1/2028		4,177	4,104	4,133
Marcone Group Inc (4)(9)	One City Place, Ste 400, St Louis, MO 63141	SF + 7.00% (incl 3.25% PIK)	11.44%	6/23/2028		50,716	50,359	42,313
Marcone Group Inc (4)(9)	One City Place, Ste 400, St Louis, MO 63141	SF + 7.00% (incl 3.25% PIK)	11.44%	6/23/2028		12,153	12,098	10,140
Marcone Group Inc (4)(9)	One City Place, Ste 400, St Louis, MO 63141	SF + 7.00% (incl 3.25% PIK)	11.44%	6/23/2028		13,453	13,393	11,224
Marcone Group Inc (4)(9)	One City Place, Ste 400, St Louis, MO 63141	SF + 7.00% (incl 3.25% PIK)	11.44%	6/23/2028		4,470	4,450	3,730

							450,431	454,417	3.88%

Health Care Providers
123Dentist Inc (4)(5)(6)(9)	4321 Still Creek Drive, Suite 200, Burnaby, British Columbia V5C 6S7, Canada	C + 5.00%	7.55%	8/10/2029		CAD 23,754	13,790	14,021
123Dentist Inc (4)(5)(9)	4321 Still Creek Drive, Suite 200, Burnaby, British Columbia V5C 6S7, Canada	C + 5.00%	7.55%	8/10/2029		CAD 56,338	43,127	40,461
AB Centers Acquisition Corporation (4)(9)	1601 S Mo Pac Expy, Suite C-300, Austin, Texas 78746	SF + 5.25%	9.47%	7/2/2031		157,416	155,477	156,265
AB Centers Acquisition Corporation (4)(6)(9)	1601 S Mo Pac Expy, Suite C-300, Austin, Texas 78746	SF + 5.25%	9.47%	7/2/2031		28,763	9,939	10,113

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
AB Centers Acquisition Corporation (4)(9)	1601 S Mo Pac Expy, Suite C-300, Austin, Texas 78746	SF + 5.25%	9.41%	7/2/2031		52,977	52,593	52,589
AB Centers Acquisition Corporation (4)(9)	1601 S Mo Pac Expy, Suite C-300, Austin, Texas 78746	SF + 5.25%	9.47%	7/2/2031		130,083	129,132	129,132
AB Centers Acquisition Corporation (4)(6)(9)	1601 S Mo Pac Expy, Suite C-300, Austin, Texas 78746			7/2/2031		24,356	(261)	(178)
Aspen Dental Management Inc. (ADMI Corp) (8)	800 W. Fulton Market, Chicago, IL 60607	SF + 3.75%	8.03%	12/23/2027		3,276	3,234	3,112
Aspen Dental Management Inc. (ADMI Corp) (7)	800 W. Fulton Market, Chicago, IL 60607	SF + 5.75%	9.91%	12/23/2027		847	852	824
AthenaHealth Group Inc. (8)	80 Guest Street, Boston, MA 02135	SF + 2.75%	6.91%	2/15/2029		18,085	17,948	18,072
ATI Holdings Acquisition, Inc. (4)(5)(10)	790 Remington Blvd, Bolingbrook, IL 60440	SF + 7.25%	11.03%	2/24/2028		41,092	40,759	38,311
Baart Programs, Inc. (4)(10)(19)	1720 Lakepointe Dr. Suite 117, Lewisville, TX 75057	SF + 5.00%		6/11/2027		9,968	9,935	7,881
Blazing Star Shields Direct Parent, LLC (4)(10)	100 Technology Center Dr, Suite 600, Stoughton, MA 02072	SF + 6.00%	10.20%	8/28/2030		495,632	485,903	485,898
Blazing Star Shields Direct Parent, LLC (4)(6)(10)	100 Technology Center Dr, Suite 600, Stoughton, MA 02072	SF + 6.00%	10.00%	8/28/2030		21,972	1,766	1,766
Charlotte Buyer Inc (8)	500 West Main Street, Louisville, KY 40202	SF + 4.25%	8.43%	2/11/2028		24,875	24,180	24,866
Diagnostic Services Holdings, Inc. (4)(10)	5775 Wayzata Blvd Suite 400, Minneapolis, MN, 55416	SF + 5.50%	9.78%	3/15/2027		122,090	121,497	120,915
Diagnostic Services Holdings, Inc. (4)(10)	5775 Wayzata Blvd Suite 400, Minneapolis, MN, 55416	SF + 5.50%	9.78%	3/15/2027		15,663	15,587	15,512
Diagnostic Services Holdings, Inc. (4)(6)(10)	5775 Wayzata Blvd Suite 400, Minneapolis, MN, 55416	SF + 5.50%	9.78%	3/15/2027		2,993	1,582	1,567
EPFS Buyer, Inc. (4)(9)	25700 Interstate 45 N, Suite 300, Spring, TX 77386	SF + 4.75%	8.75%	7/31/2031		33,567	33,241	33,241
EPFS Buyer, Inc. (4)(6)(9)	25700 Interstate 45 N, Suite 300, Spring, TX 77386			7/31/2031		5,722	(56)	(56)
EPFS Buyer, Inc. (4)(6)(9)	25700 Interstate 45 N, Suite 300, Spring, TX 77386			7/31/2031		3,814	(37)	(37)
ERC Topco Holdings, LLC (4)(10)(19)	7351 E. Lowry Blvd, Ste 200, Denver, CO 80230	SF + 6.50% PIK		3/31/2030		7,055	7,055	7,055
ERC Topco Holdings, LLC (4)(6)(10)(19)	7351 E. Lowry Blvd, Ste 200, Denver, CO 80230	SF + 5.50%		3/31/2030		1,560	1,081	1,189
FC Compassus LLC (4)(6)(7)	10 Cadillac Dr Ste 400 Brentwood, TN, 37027			11/26/2030		19,127	(246)	(95)
FC Compassus LLC (4)(9)	10 Cadillac Dr Ste 400 Brentwood, TN, 37027	SF + 5.75% (incl 1.50% PIK)	9.91%	11/26/2030		145,979	144,106	145,245
FC Compassus LLC (4)(6)(9)	10 Cadillac Dr Ste 400 Brentwood, TN, 37027	SF + 5.75% (incl 1.50% PIK)	9.91%	11/26/2030		15,819	1,554	1,693
FC Compassus LLC (4)(9)(23)	10 Cadillac Dr Ste 400 Brentwood, TN, 37027	SF + 7.03% (incl 2.09% PIK)	11.19%	11/26/2030		1,177	1,162	1,171

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
FC Compassus LLC (4)(6)(9)(23)	10 Cadillac Dr Ste 400 Brentwood, TN, 37027	SF + 7.08% (incl 2.17% PIK)	11.25%	11/26/2030		128	13	14
Global Medical Response Inc (7)	4400 Hwy 121, Suite 700, Lewisville, TX 75056	SF + 3.50%	7.63%	10/1/2032		25,000	24,938	25,036
Indigo Purchaser, Inc. (4)(9)	5700 Granite Pkwy Ste 455 Plano, TX, 75024	SF + 5.00%	9.00%	11/21/2031		111,549	110,081	112,664
Indigo Purchaser, Inc. (4)(6)(9)	5700 Granite Pkwy Ste 455 Plano, TX, 75024	SF + 5.00%	9.24%	11/21/2031		25,604	1,122	1,738
Indigo Purchaser, Inc. (4)(6)(9)	5700 Granite Pkwy Ste 455 Plano, TX, 75024			11/21/2031		17,478	(230)	—
Kabafusion Parent LLC (4)(9)	17777 Center Court Drive North, Ste 550 Cerritos, CA, 90703	SF + 5.00%	9.00%	11/24/2031		89,550	88,762	89,804
Kabafusion Parent LLC (4)(6)(9)	17777 Center Court Drive North, Ste 550 Cerritos, CA, 90703			11/24/2031		11,700	(103)	—
Kabafusion Parent LLC (4)(9)	17777 Center Court Drive North, Ste 550 Cerritos, CA, 90703	SF + 5.00%	9.00%	11/24/2031		58,811	58,248	58,978
MB2 Dental Solutions, LLC (4)(9)	2403 Lacy Lane, Carrollton, TX 75006	SF + 5.50%	9.66%	2/13/2031		153,743	151,843	153,610
MB2 Dental Solutions, LLC (4)(6)(9)	2403 Lacy Lane, Carrollton, TX 75006			2/13/2031		13,909	(213)	(12)
MB2 Dental Solutions, LLC (4)(6)(9)	2403 Lacy Lane, Carrollton, TX 75006	SF + 5.50%	9.66%	2/13/2031		53,953	23,622	24,505
MB2 Dental Solutions, LLC (4)(9)	2403 Lacy Lane, Carrollton, TX 75006	SF + 5.50%	9.66%	2/13/2031		22,263	21,880	22,244
Medline Borrower LP (8)	Three Lakes Drive Northfield, IL 60093	SF + 2.00%	6.16%	10/23/2030		14,947	14,847	14,955
Pareto Health Intermediate Holdings, Inc. (4)(10)	FMC Tower, Suite 1500, 2929 Walnut Street Philadelphia, PA 19104	SF + 4.75%	8.75%	6/3/2030		43,979	43,262	43,835
Pareto Health Intermediate Holdings, Inc. (4)(10)	FMC Tower, Suite 1500, 2929 Walnut Street Philadelphia, PA 19104	SF + 4.75%	8.75%	6/3/2030		14,660	14,421	14,612
Pareto Health Intermediate Holdings, Inc. (4)(6)(10)	FMC Tower, Suite 1500, 2929 Walnut Street Philadelphia, PA 19104			6/1/2029		4,032	(74)	(16)
Pareto Health Intermediate Holdings, Inc. (4)(6)(10)	FMC Tower, Suite 1500, 2929 Walnut Street Philadelphia, PA 19104			6/3/2030		9,160	(85)	(30)
Pareto Health Intermediate Holdings, Inc. (4)(10)	FMC Tower, Suite 1500, 2929 Walnut Street Philadelphia, PA 19104	SF + 4.75%	8.75%	6/3/2030		16,521	16,380	16,467
Phoenix Newco Inc (8)	2520 Meridian Pkwy, Research Triangle Park, Suite 200, Durham, NC 27713	SF + 2.50%	6.66%	11/15/2028		16,590	16,530	16,623
Pinnacle Fertility, Inc. (4)(9)	6720 N Scottsdale Rd, Ste 160, Scottsdale, Arizona 85253	SF + 5.00%	9.42%	3/14/2028		26,538	26,313	26,538
Pinnacle Fertility, Inc. (4)(9)	6720 N Scottsdale Rd, Ste 160, Scottsdale, Arizona 85253	SF + 5.00%	9.25%	3/14/2028		9,094	9,024	9,094
PPV Intermediate Holdings, LLC (4)(9)	141 Longwater Dr, Suite 108, Norwell, MA 02061	SF + 5.75%	9.95%	8/31/2029		41,770	41,337	41,609

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
PPV Intermediate Holdings, LLC (4)(6)(9)	141 Longwater Dr, Suite 108, Norwell, MA 02061			8/31/2029		4,746	(53)	(18)
Precision Medicine Group, LLC (7)	2 Bethesda Metro Center, Suite 850, 20814, Bethesda, MD	SF + 3.50%7.66%		8/20/2032		8,000	7,961	7,978
Project Alliance Buyer, LLC (4)(9)	495 North Keller Road,Suite 100, Maitland, Florida 32751	SF + 5.00%	9.20%	8/27/2031		52,783	52,004	52,003
Project Alliance Buyer, LLC (4)(6)(9)	495 North Keller Road,Suite 100, Maitland, Florida 32751			8/27/2031		10,101	(149)	(149)
PTSH Intermediate Holdings, LLC (4)(9)	1100 Circle 75 Pkwy, Ste 1400, Atlanta, GA 30339	SF + 5.50%	9.65%	12/17/2027		20,310	20,153	20,310
PTSH Intermediate Holdings, LLC (4)(9)	1100 Circle 75 Pkwy, Ste 1400, Atlanta, GA 30339	SF + 5.50%	9.65%	12/17/2027		3,872	3,840	3,872
Raven Acquisition Holdings LLC (7)	434 W Acension Way 6th Floor, Salt Lake City, UT 84123	SF + 3.00%	7.16%	11/19/2031		19,682	19,570	19,698
Raven Acquisition Holdings LLC (6)(7)	434 W Acension Way 6th Floor, Salt Lake City, UT 84123			11/19/2031		1,413	(8)	1
Southern Veterinary Partners LLC (7)	2204 Lakeshore Dr Ste 325 Birmingham, AL, 35209	SF + 2.50%	6.82%	12/4/2031		5,838	5,800	5,833
Tenet Healthcare Corp (5)(7)	14201 Dallas Parkway, Dallas, TX 75254	5.13%	5.13%	11/1/2027		2,695	2,711	2,691
Tivity Health Inc (4)(9)	4031 Aspen Grove Drive, Suite 250, Franklin, TN 37067	SF + 5.00%	9.16%	6/28/2029		128,842	127,368	128,842
TTF Lower Intermediate LLC (7)	5550 Peachtree Parkway, Suite 500, Peachtree Corners, GA 30092	SF + 3.75%	7.79%	7/18/2031		11,996	11,828	11,397
United Musculoskeletal Partners Acquisition Holdings, LLC (4)(9)	400 Perimeter Center Terrace Suite 875 Atlanta, GA 30346	SF + 5.75%	10.07%	7/17/2028		42,522	42,111	42,269
United Musculoskeletal Partners Acquisition Holdings, LLC (4)(9)	400 Perimeter Center Terrace Suite 875 Atlanta, GA 30346	SF + 5.75%	10.07%	7/17/2028		26,078	25,835	25,922
United Musculoskeletal Partners Acquisition Holdings, LLC (4)(9)	400 Perimeter Center Terrace Suite 875 Atlanta, GA 30346	SF + 5.75%	10.05%	7/17/2028		32,258	31,957	32,066
Vaxcare Intermediate II LLC (4)(8)	800 N Magnolia Ave, Suite 700, Orlando, FL 32803	SF + 4.50%	8.79%	6/17/2032		59,706	59,134	59,624
Vaxcare Intermediate II LLC (4)(6)(8)	800 N Magnolia Ave, Suite 700, Orlando, FL 32803			6/17/2032		11,986	(115)	(16)
WCAS XIII Primary Care Investors, L.P. (4)(10)	500 W. Main St., Louisville, KY 40202	SF + 6.25%	10.25%	12/31/2029		135,630	133,971	133,388
WCAS XIV Primary Care Investors, L.P. (4)(10)	500 W. Main St., Louisville, KY 40202	SF + 6.25%	10.25%	12/31/2032		56,433	55,500	55,445
WCAS XIV Primary Care Investors, L.P. (4)(10)	500 W. Main St., Louisville, KY 40202	SF + 6.25%	10.25%	12/31/2032		8,342	8,200	8,196
WCAS XIV Primary Care Investors, L.P. (4)(10)	500 W. Main St., Louisville, KY 40202	SF + 6.25%	10.25%	12/31/2032		15,932	15,653	15,653
WCAS XIV Primary Care Investors, L.P. (4)(10)	500 W. Main St., Louisville, KY 40202	SF + 6.25%	10.25%	12/31/2032		13,613	13,350	13,375
WCAS XIV Primary Care Investors, L.P. (4)(10)	500 W. Main St., Louisville, KY 40202	SF + 6.25%	10.25%	12/31/2032		3,581	3,509	3,518

							2,616,948	2,624,699	22.40%

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Household Goods and Home Construction
Hunter Douglas Inc (7)	55 West 46th Street, 27th Floor, New York, NY 10036	SF + 3.25%	7.25%	1/17/2032		2,289	2,278	2,295
SWF Holdings I Corp (10)	7549 Graber Road, Middleton, WI 53562	SF + 4.50%	8.66%	12/19/2029		73	70	73
SWF Holdings I Corp (10)	7549 Graber Road, Middleton, WI 53562	SF + 4.00%	8.28%	10/6/2028		667	633	547
SWF Holdings I Corp (6)(10)	7549 Graber Road, Middleton, WI 53562			12/19/2029		94	—	1

							2,981	2,916	0.02%

Industrial Engineering
Arcline FM Holdings LLC (9)(21)	655 3rd St Suite 301, Beloit, WI 53511	SF + 2.75%	6.73%	6/23/2030		15,714	15,714	15,741
LSF12 Donnelly Bidco, LLC (4)(10)	16430 N Scottsdale Road, Suite 450, Scottsdale, AZ, 85254	SF + 6.50%	10.66%	10/2/2029		19,529	19,203	19,529
Radwell Parent, LLC (4)(9)	1 Millennium Drive, Willingboro, NJ 08046	SF + 5.50%	9.50%	4/2/2029		151,105	148,577	151,104
Radwell Parent, LLC (4)(6)(9)	1 Millennium Drive, Willingboro, NJ 08046	SF + 5.50%	9.50%	4/3/2028		13,271	3,384	3,539
Roper Industrial Products Investment Co (8)	6496 University Parkway, Sarasota, FL 34240	SF + 2.75%	6.75%	11/22/2029		20,344	19,964	20,394
Rotation Buyer, LLC (4)(6)(9)	2760 Baglyos Circle Bethlehem, PA, 18020	SF + 4.75%	8.95%	12/27/2031		17,040	4,067	4,188
Rotation Buyer, LLC (4)(6)(9)	2760 Baglyos Circle Bethlehem, PA, 18020	SF + 4.75%	8.75%	12/27/2031		8,731	3,450	3,507
Rotation Buyer, LLC (4)(9)	2760 Baglyos Circle Bethlehem, PA, 18020	SF + 4.75%	8.75%	12/27/2031		66,208	65,618	66,056
Time Manufacturing Holdings LLC (4)(9)	7601 Imperial Drive, P.O. Box 20368, Waco, TX 76712	SF + 6.50%	10.76%	12/1/2027		12,320	12,221	9,703
Time Manufacturing Holdings LLC (4)(9)	7601 Imperial Drive, P.O. Box 20368, Waco, TX 76712	E + 6.50%	8.41%	12/1/2027		EUR 8,546	9,579	7,772
Time Manufacturing Holdings LLC (4)(6)(9)	7601 Imperial Drive, P.O. Box 20368, Waco, TX 76712	SF + 6.50%	10.76%	12/1/2027		1,002	974	769
Time Manufacturing Holdings LLC (4)(9)	7601 Imperial Drive, P.O. Box 20368, Waco, TX 76712	E + 6.50%	8.41%	12/1/2027		EUR 4,852	5,085	4,413
TK Elevator US Newco Inc (5)(8)	788 Circle 75 Parkway SE, Suite 500, Atlanta, GA 30339	SF + 3.00%	7.20%	4/30/2030		14,955	14,819	15,009
Wec US Holdings Inc (7)	1000 Westinghouse Drive, Cranberry Township, PA 16066	SF + 2.25%	6.53%	1/27/2031		9,900	9,841	9,914

							332,496	331,638	2.83%

Industrial Metals and Mining
Alchemy US Holdco 1 LLC (4)(10)	2601 Weck Drive, Research Triangle Park, North Carolina 27709	SF + 6.50%	10.81%	7/31/2029		119,064	115,047	113,917
Alchemy US Holdco 1 LLC (4)(10)	2601 Weck Drive, Research Triangle Park, North Carolina 27709	E + 6.50%	8.53%	7/31/2029		EUR 25,122	26,275	28,194
Alchemy US Holdco 1 LLC (4)(6)(10)	2601 Weck Drive, Research Triangle Park, North Carolina 27709	SF + 6.50%	10.81%	7/31/2029		10,237	909	853
BLY US Holdings Inc. (4)(5)(10)	2455 South 3600 West, West Valley City, UT 84119	SF + 6.00%	10.00%	4/10/2029		58,039	57,003	56,639

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Star Holding LLC (7)	24275 Katy Freeway, Suite 600, Katy, TX 77494	SF + 4.50%	8.66%	7/31/2031		4,253	4,234	4,227

							203,468	203,830	1.74%

Industrial Support Services
ABC Legal Holdings, LLC (4)(9)	1099 Stewart St., Suite 700, Seattle, WA 98101	SF + 4.50%	8.65%	8/13/2032		80,660	79,869	79,868
ABC Legal Holdings, LLC (4)(6)(9)	1099 Stewart St., Suite 700, Seattle, WA 98101			8/13/2032		24,138	(239)	(237)
ABC Legal Holdings, LLC (4)(6)(9)	1099 Stewart St., Suite 700, Seattle, WA 98101			8/13/2032		16,200	(159)	(159)
AI Circle Bidco Limited (4)(5)(10)	Level 24, 32 London Bridge Street, London, England SE1 9SG, GB	E + 5.75%	7.83%	2/8/2031		EUR 44,620	46,606	51,199
AI Circle Bidco Limited (4)(5)(10)	Level 24, 32 London Bridge Street, London, England SE1 9SG, GB	E + 5.75%	7.83%	2/8/2031		EUR 6,374	6,745	7,314
AI Circle Bidco Limited (4)(5)(6)(10)	Level 24, 32 London Bridge Street, London, England SE1 9SG, GB	E + 5.75%	7.83%	2/8/2031		EUR 66,803	21,785	22,337
Allied Universal Holdco LLC (7)	161 Washington Street, Suite 600, Conshohocken, PA 19428	SF + 3.25%	7.51%	8/20/2032		13,112	13,096	13,176
Argos Health Holdings, Inc. (4)(9)	5440 Harvest Hill Rd, Dallas, TX 75230	SF + 5.25%	9.57%	12/3/2029		642	637	646
Atlas Intermediate III LLC (4)(10)	4 Tri Harbor Court Port Washington, NY 11050	SF + 8.50% (incl 4.00% PIK)	12.81%	10/31/2029		120,296	118,391	116,157
Atlas Intermediate III LLC (4)(6)(10)	4 Tri Harbor Court Port Washington, NY 11050	SF + 7.75%	11.89%	10/31/2029		13,445	1,116	882
AVSC Holding Corp. (4)(9)	5100 North River Road Ste 300 Schiller Park, IL, 60176	SF + 5.00%	9.16%	12/5/2031		73,818	72,513	72,990
AVSC Holding Corp. (4)(6)(9)	5100 North River Road Ste 300 Schiller Park, IL, 60176			12/5/2029		8,660	(145)	(104)
Axiom Buyer, LLC (4)(10)	9709 Lakeside Blvd, Suite 575, The Woodlands, TX 77381	SF + 6.50%	10.66%	1/14/2030		148,826	145,932	146,814
Axiom Buyer, LLC (4)(6)(10)	9709 Lakeside Blvd, Suite 575, The Woodlands, TX 77381			1/14/2030		16,189	(360)	(219)
Axiom Buyer, LLC (4)(6)(10)	9709 Lakeside Blvd, Suite 575, The Woodlands, TX 77381	SF + 6.50%	10.66%	1/14/2030		18,189	8,741	8,848
Azalea Topco, Inc. (7)	1173 Ignition Drive, South Bend, IN 46601	SF + 3.00%	7.16%	4/30/2031		11,889	11,817	11,870
Captive Resources Midco LLC (4)(9)	1100 N. Arlington Heights Road, Itasca, IL 60143	SF + 4.50%	8.66%	7/2/2029		90,960	90,023	90,960
Captive Resources Midco LLC (4)(6)(9)	1100 N. Arlington Heights Road, Itasca, IL 60143			7/3/2028		7,558	(69)	—
Chartis Group LLC (4)(9)	220 West Kinzie Street, Third Floor, Chicago, IL 60654	SF + 4.50%	8.52%	9/17/2031		81,183	80,492	81,995

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Chartis Group LLC (4)(6)(9)	220 West Kinzie Street, Third Floor, Chicago, IL 60654			9/17/2031		25,040	(232)	250
Chartis Group LLC (4)(6)(9)	220 West Kinzie Street, Third Floor, Chicago, IL 60654			9/17/2031		14,716	(124)	—
Core & Main LP (5)(7)	1830 Craig Park Court, Saint Louis, MO 63146	SF + 2.00%	6.17%	2/9/2031		1,813	1,813	1,813
Coretrust Purchasing Group LLC (4)(6)(9)	601 11th Avenue, Suite 700, Nashville, TN 37203			10/1/2029		11,656	(200)	—
Coretrust Purchasing Group LLC (4)(6)(9)	601 11th Avenue, Suite 700, Nashville, TN 37203			10/1/2029		10,736	(243)	107
Coretrust Purchasing Group LLC (4)(9)	601 11th Avenue, Suite 700, Nashville, TN 37203	SF + 5.25%	9.41%	10/1/2029		79,673	78,357	80,470
Coretrust Purchasing Group LLC (4)(6)(9)	601 11th Avenue, Suite 700, Nashville, TN 37203			10/1/2029		4,423	(33)	44
Currahee Borrower Sub LLC (7)	3560 Lenox Road NE, Suite 2900, Atlanta, GA 30326	SF + 3.50%	7.50%	3/31/2032		9,435	9,391	9,464
Currahee Borrower Sub LLC (6)(7)	3560 Lenox Road NE, Suite 2900, Atlanta, GA 30326			3/31/2032		2,189	(11)	7
Eagle 2021 Lower Merger Sub, LLC (4)(9)	5440 Harvest Hill Rd, Dallas, TX 75230	SF + 5.25%	9.57%	12/3/2029		802	796	808
EIS Legacy Holdco, LLC (4)(9)	2018 Powers Ferry Rd SE Ste 500 Atlanta, GA, 30339	SF + 4.50%	8.82%	11/5/2031		63,949	63,392	63,951
EIS Legacy Holdco, LLC (4)(6)(9)	2018 Powers Ferry Rd SE Ste 500 Atlanta, GA, 30339	SF + 4.50%	8.82%	11/5/2031		30,645	14,553	14,837
EIS Legacy Holdco, LLC (4)(6)(9)	2018 Powers Ferry Rd SE Ste 500 Atlanta, GA, 30339			11/5/2030		13,000	(110)	(12)
Empower Payments Investor, LLC (4)(9)	1131 4th Avenue S, Ste 330, Nashville, TN 37210	SF + 4.75%	8.75%	3/12/2031		100,417	98,855	99,423
Empower Payments Investor, LLC (4)(9)	1131 4th Avenue S, Ste 330, Nashville, TN 37210	SF + 4.75%	8.75%	3/12/2031		14,354	14,106	14,212
Empower Payments Investor, LLC (4)(6)(9)	1131 4th Avenue S, Ste 330, Nashville, TN 37210			3/12/2030		9,704	(144)	(114)
Empower Payments Investor, LLC (4)(6)(9)	1131 4th Avenue S, Ste 330, Nashville, TN 37210			3/12/2031		14,123	(138)	(140)
Empower Payments Investor, LLC (4)(9)	1131 4th Avenue S, Ste 330, Nashville, TN 37210	SF + 4.75%	8.74%	3/12/2031		24,420	24,187	24,178
Guidehouse Inc. (4)(9)	1676 International Drive Suite 800, McLean, VA 22102	SF + 5.00% (incl 2.00% PIK)	9.16%	12/16/2030		190,358	188,582	190,358
IG Investments Holdings, LLC (4)(6)(13)	1224 Hammond Drive, Suite 1500, Atlanta, GA 30346			9/22/2028		10,221	(91)	—
IG Investments Holdings, LLC (4)(9)	1224 Hammond Drive, Suite 1500, Atlanta, GA 30346	SF + 5.00%	9.31%	9/22/2028		88,234	87,871	88,234
Madison IAQ LLC (8)	444 West Lake, Suite 4400, Chicago, IL 60606	SF + 2.50%	6.70%	6/21/2028		1,244	1,214	1,246

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Madison IAQ LLC (8)	444 West Lake, Suite 4400, Chicago, IL 60606	SF + 3.25%	7.45%	5/6/2032		13,825	13,646	13,908
Madison Safety & Flow LLC (7)	444 West Lake, Suite 4400, Chicago, IL 60606	SF + 2.75%	6.91%	9/26/2031		3,464	3,457	3,472
NBG Acquisition Corp. (4)(9)	721 N Eckhoff St, Orange, CA 92868	SF + 6.00% (incl 3.50% PIK)	10.31%	11/4/2030		21,144	21,072	17,085
NBG Acquisition Corp. (4)(6)(9)	721 N Eckhoff St, Orange, CA 92868	SF + 6.00% (incl 3.50% PIK)	10.15%	11/4/2030		2,878	1,779	1,240
NBG Acquisition Corp. (4)(9)	721 N Eckhoff St, Orange, CA 92868	SF + 6.00% (incl 3.50% PIK)	10.00%	11/6/2028		3,330	3,294	2,690
NDT Global Holding Inc. (4)(5)(8)	3425 Pierre-Ardouin, G1P 0B3, Quebec, CA-QC	SF + 4.50%8.65%		6/4/2032		120,000	118,856	119,063
NDT Global Holding Inc. (4)(5)(6)(8)	3425 Pierre-Ardouin, G1P 0B3, Quebec, CA-QC	SF + 4.50%	8.65%	6/4/2032		60,522	26,042	26,157
NDT Global Holding Inc. (4)(5)(6)(8)	3425 Pierre-Ardouin, G1P 0B3, Quebec, CA-QC			6/4/2032		30,474	(291)	(238)
Neon Maple US Debt Mergersub Inc (5)(7)	1100 Boulevard René-Lévesque O, Suite 900, Montréal, Québec H3B 4N4, Canada	SF + 2.75%	6.91%	11/17/2031		3,144	3,123	3,149
NTH Degree Purchaser Inc (4)(10)	3237 Satellite Boulevard, Suite 600, Duluth, GA 30096	SF + 5.25%	9.32%	9/10/2030		100,857	99,196	99,935
NTH Degree Purchaser Inc (4)(6)(10)	3237 Satellite Boulevard, Suite 600, Duluth, GA 30096			9/10/2030		30,800	(562)	(281)
NTH Degree Purchaser Inc (4)(6)(10)	3237 Satellite Boulevard, Suite 600, Duluth, GA 30096			9/10/2030		16,125	(266)	(147)
PEX Holdings LLC (7)	805 3rd Avenue, 24th Floor, New York, NY 10022	SF + 2.75%	6.75%	11/26/2031		14,925	14,892	14,956
PG Polaris BidCo Sarl (5)(7)	6, Rue Eugene Ruppert Luxembourg, 2453 Luxembourg	SF + 2.75%	6.75%	3/26/2031		11,877	11,863	11,932
Planet US Buyer LLC (5)(7)	Exchange Place 2, 5 Semple Street, Edinburgh, EH3 8BL, UK	SF + 3.00%	7.20%	2/7/2031		7,406	7,392	7,455
Priority Holdings, LLC (5)(8)	2001 Westside Pkwy, Suite 155, Alpharetta, GA 30004	SF + 3.75%	7.91%	7/30/2032		4,118	4,108	4,136
QXO Inc (5)(7)	Five American Lane, Greenwich, CT 06831	SF + 3.00%	7.16%	4/30/2032		1,995	1,976	2,014
Railpros Parent LLC (4)(9)	5605 N MacArthur Blvd. Suite 650, Irving, TX 75038	SF + 4.50%	8.70%	5/24/2032		34,833	34,502	34,828
Railpros Parent LLC (4)(6)(9)	5605 N MacArthur Blvd. Suite 650, Irving, TX 75038			5/24/2032		10,718	(104)	(1)
Railpros Parent LLC (4)(6)(9)	5605 N MacArthur Blvd. Suite 650, Irving, TX 75038			5/24/2032		5,375	(51)	(1)
Retail Services WIS Corporation (4)(10)	7950 Legacy Dr, Suite 800, Plano, Texas 75024	SF + 7.00%	11.20%	8/29/2030		109,702	107,547	107,546
Retail Services WIS Corporation (4)(6)(10)	7950 Legacy Dr, Suite 800, Plano, Texas 75024			8/29/2030		25,930	(514)	(510)
Sedgwick Claims Management Services Inc (7)	8125 Sedgwick Way Memphis, TN 38125	SF + 2.50%	6.66%	7/31/2031		18,918	18,768	18,915
Shift4 Payments LLC (5)(7)	3501 Corporate Parkway, Center Valley, Pennsylvania 18034	SF + 2.50%	6.50%	6/30/2032		1,341	1,338	1,353

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
SimpliSafe Holding Corporation (4)(9)	100 Summer Street, Suite 300, Boston, MA 02110	SF + 6.25%	10.41%	5/2/2028		116,924	115,890	116,924
SimpliSafe Holding Corporation (4)(9)	100 Summer Street, Suite 300, Boston, MA 02110	SF + 6.25%	10.41%	5/2/2028		14,877	14,735	14,877
Spirit RR Holdings, Inc. (4)(9)	11 East 26th Street, 12th Floor, New York, NY 10010	SF + 4.50%	8.60%	9/13/2028		42,341	41,883	42,521
Spirit RR Holdings, Inc. (4)(6)(9)	11 East 26th Street, 12th Floor, New York, NY 10010			9/13/2028		3,579	(37)	—
Spirit RR Holdings, Inc. (4)(9)	11 East 26th Street, 12th Floor, New York, NY 10010	SF + 4.50%	8.88%	9/13/2028		5,919	5,857	5,944
Spirit RR Holdings, Inc. (4)(9)	11 East 26th Street, 12th Floor, New York, NY 10010	SF + 4.50%	8.88%	9/13/2028		2,978	2,952	2,991
Team, Inc. (4)(10)	13131 Dairy Ashford Rd Ste 600 Sugar Land, TX, 77478	SF + 6.50%	10.73%	3/12/2030		52,098	51,057	51,377
Team, Inc. (4)(6)(10)	13131 Dairy Ashford Rd Ste 600 Sugar Land, TX, 77478			3/12/2030		14,960	(318)	(207)
Transnetwork LLC (8)	4900 Woodway Dr., Houston, TX 77056	SF + 4.75%	8.75%	12/29/2030		68,543	67,857	68,486
TruckPro, LLC (4)(12)	1900 Charles Bryan Rd, Cordova, Tennessee 38106	SF + 7.75%	12.10%	8/16/2028		66,027	64,889	59,985
W3 TopCo LLC (4)(10)	4210 Malone Drive, Pasadena, Texas 77507	SF + 6.50%	10.84%	3/22/2029		88,545	86,088	83,571
YA Intermediate Holdings II LLC (4)(9)	12851 Manchester Rd Ste 160, St. Louis, MO, 63131	SF + 4.75%	8.94%	10/1/2031		47,211	47,009	47,683
YA Intermediate Holdings II LLC (4)(6)(9)	12851 Manchester Rd Ste 160, St. Louis, MO, 63131	SF + 4.75%	8.99%	10/1/2031		19,804	1,952	2,291
YA Intermediate Holdings II LLC (4)(6)(9)	12851 Manchester Rd Ste 160, St. Louis, MO, 63131	SF + 4.75%	8.59%	10/1/2031		9,750	852	894

							2,270,311	2,279,466	19.45%

Industrial Transportation
Brown Group Holding LLC (8)	13485 Veterans Way, Suite 600, Orlando, FL 32827	SF + 2.75%	7.06%	7/1/2031		1,990	1,983	1,996
Tikehau Motion Midco SARL (4)(5)(7)	C/ Albacete, 3 Edificio Mizar Planta 1, 28027 Madrid, Spain	E + 6.50%	8.59%	8/22/2031		EUR 23,823	27,377	27,407
Tikehau Motion Midco SARL (4)(5)(7)	C/ Albacete, 3 Edificio Mizar Planta 1, 28027 Madrid, Spain	E + 6.50%	8.59%	8/22/2031		EUR 51,456	59,133	59,198
Tikehau Motion Midco SARL (4)(5)(6)(7)	C/ Albacete, 3 Edificio Mizar Planta 1, 28027 Madrid, Spain			8/22/2031		EUR 38,175	(887)	(880)
Truck-Lite Co, LLC (4)(6)(9)	20600 Civic Center Dr, Southfield, Michigan 48076			2/13/2031		11,973	(174)	—
Truck-Lite Co, LLC (4)(6)(9)	20600 Civic Center Dr, Southfield, Michigan 48076	SF + 5.75%	9.91%	2/13/2032		32,845	12,541	13,023
Truck-Lite Co, LLC (4)(6)(9)	20600 Civic Center Dr, Southfield, Michigan 48076			2/13/2032		16,303	(239)	—
Truck-Lite Co, LLC (4)(9)	20600 Civic Center Dr, Southfield, Michigan 48076	SF + 5.00%	9.14%	2/13/2032		91,013	89,606	91,013
Truck-Lite Co, LLC (4)(9)	20600 Civic Center Dr, Southfield, Michigan 48076	SF + 5.00%	9.14%	2/13/2032		3,407	3,374	3,407
Truck-Lite Co, LLC (4)(6)(9)	20600 Civic Center Dr, Southfield, Michigan 48076			2/13/2032		3,362	(52)	—
Zeppelin US Buyer Inc. (4)(6)(9)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119			8/2/2032		26,224	(259)	(256)

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Zeppelin US Buyer Inc. (4)(6)(9)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	SF + 4.75%	8.91%	8/2/2032		13,112	4,555	4,555
Zeppelin US Buyer Inc. (4)(9)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	SF + 4.75%	8.93%	8/2/2032		85,664	84,828	84,828

							281,786	284,291	2.43%

Investment Banking and Brokerage Services
Apex Group Treasury LLC (5)(7)	Vallis Building, 58 Par-LaVille Road Hamilton, HM 11 Bermuda	SF + 3.50%	7.75%	2/27/2032		13,514	13,391	13,244
Ascensus Holdings, Inc. (8)	200 Dryden Road, Suite 4000, Dresher, PA 19025	SF + 3.00%	7.16%	8/2/2028		14,005	13,947	14,011
Baker Tilly Advisory Group, LP (4)(9)	205 N. Michigan Ave., 28th Floor, Chicago, IL 60601	SF + 4.75%	8.91%	6/3/2031		117,520	116,075	118,692
Baker Tilly Advisory Group, LP (4)(9)	205 N. Michigan Ave., 28th Floor, Chicago, IL 60601	SF + 4.50%	8.66%	6/3/2031		43,427	43,016	43,330
Baker Tilly Advisory Group, LP (4)(6)(9)	205 N. Michigan Ave., 28th Floor, Chicago, IL 60601			6/3/2031		14,960	(146)	(33)
Baker Tilly Advisory Group, LP (4)(6)(9)	205 N. Michigan Ave., 28th Floor, Chicago, IL 60601			6/3/2030		30,537	(340)	(96)
Citrin Cooperman Advisors LLC (7)	50 Rockefeller Plaza, New York, NY 10020	SF + 3.00%	7.00%	4/1/2032		13,599	13,453	13,559
Citrin Cooperman Advisors LLC (6)(7)	50 Rockefeller Plaza, New York, NY 10020			4/1/2032		877	(9)	(3)
DRW Holdings LLC (7)	540 W Madison St Ste 2500 Chicago, IL, 60661	SF + 3.50%	7.50%	6/26/2031		13,209	13,150	13,197
Earps Bidco Limited (4)(5)(7)	45 Gresham Street, EC2V 7BG, London	SN + 5.00%	9.01%	3/28/2032		GBP 37,700	48,117	50,140
Earps Bidco Limited (4)(5)(6)(7)	45 Gresham Street, EC2V 7BG, London			3/28/2032		GBP 12,044	(226)	(173)
Earps Bidco Limited (4)(5)(7)	45 Gresham Street, EC2V 7BG, London	E + 5.00%	7.02%	3/28/2032		EUR 1,105	1,267	1,283
Eisner Advisory Group LLC (8)	733 Third Avenue, New York, NY 10017	SF + 4.00%	8.16%	2/28/2031		8,523	8,457	8,585
Focus Financial Partners, LLC (7)	875 Third Avenue, New York, New York, 10022	SF + 2.75%	6.91%	9/15/2031		17,912	17,844	17,936

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Grant Thornton Advisors Holdings LLC (7)	171 N Clark St, Suite 200, Chicago, IL 60601	SF + 2.50%	6.66%	6/2/2031		15,128	15,128	15,056
Harp Finco LTD (4)(5)(7)	One College Square South, Anchor Road, BS1 5HL, United Kingdom	SN + 5.50%	9.47%	3/27/2032		GBP 113,774	144,607	150,597
Jump Financial LLC (7)	600 W Chicago Ave, Chicago, IL 60654	SF + 3.50%	7.50%	2/26/2032		3,896	3,885	3,928
June Purchaser LLC (7)	1717 Arch Street, Philadelphia, PA 19103	SF + 2.75%	6.75%	11/28/2031		9,666	9,631	9,706
June Purchaser LLC (6)(7)	1717 Arch Street, Philadelphia, PA 19103			11/28/2031		1,619	(9)	7
Madonna Bidco Ltd (4)(5)(7)	Focus House, Ham Road, Shoreham-By- Sea, BN43 6PA, United Kingdom	SN + 5.25%	9.29%	10/25/2031		GBP 51,131	65,127	69,422
Madonna Bidco Ltd (4)(5)(6)(7)	Focus House, Ham Road, Shoreham-By- Sea, BN43 6PA, United Kingdom	SN + 5.25%	9.29%	10/25/2031		GBP 10,435	445	856
MAI Capital Management Intermediate LLC (4)(9)	6050 Oak Tree Blvd., Suite 500, Cleveland, Ohio 44131	SF + 4.75%	8.75%	8/29/2031		27,600	27,367	27,542
MAI Capital Management Intermediate LLC (4)(6)(9)	6050 Oak Tree Blvd., Suite 500, Cleveland, Ohio 44131	SF + 4.75%	8.75%	8/29/2031		16,300	8,398	8,510
MAI Capital Management Intermediate LLC (4)(6)(9)	6050 Oak Tree Blvd., Suite 500, Cleveland, Ohio 44131			8/29/2031		9,231	(90)	(19)
MAI Capital Management Intermediate LLC (4)(6)(9)	6050 Oak Tree Blvd., Suite 500, Cleveland, Ohio 44131	SF + 4.75%	8.75%	8/29/2031		6,869	1,178	1,222
More Cowbell II, LLC (4)(6)(9)	1676 N. California Blvd, Suite 400 Walnut Creek, CA 94596	SF + 4.25%	8.09%	9/1/2029		7,610	282	306
More Cowbell II, LLC (4)(9)	1676 N. California Blvd, Suite 400 Walnut Creek, CA 94596	SF + 4.25%	8.02%	9/1/2030		51,476	50,779	50,968
More Cowbell II, LLC (4)(6)(9)	1676 N. California Blvd, Suite 400 Walnut Creek, CA 94596			9/1/2030		3,575	(45)	(35)
Orthrus Ltd (4)(5)(7)	20 Fenchurch St, EC3M 3BY, London, United Kingdom	SN + 6.25% (incl 2.75% PIK)	10.23%	12/5/2031		GBP 35,038	44,049	46,670
Orthrus Ltd (4)(5)(7)	20 Fenchurch St, EC3M 3BY, London, United Kingdom	E + 6.25% (incl 2.75% PIK)	8.33%	12/5/2031		EUR 31,298	32,679	36,405
Orthrus Ltd (4)(5)(10)	20 Fenchurch St, EC3M 3BY, London, United Kingdom	SF + 6.25% (incl 2.75% PIK)	10.40%	12/5/2031		82,691	81,440	81,930

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Orthrus Ltd (4)(5)(6)(7)	20 Fenchurch St, EC3M 3BY, London, United Kingdom			12/5/2031		GBP 7,149	(151)	(88)
Orthrus Ltd (4)(5)(10)	20 Fenchurch St, EC3M 3BY, London, United Kingdom	SF + 6.25% (incl 2.75% PIK)	10.57%	12/5/2031		11,939	11,749	11,829
Osaic Holdings Inc (7)	18700 N. Hayden Rd., Ste. 255, Scottsdale, AZ 85255	SF + 3.00%	7.16%	7/30/2032		15,160	15,123	15,168
PF Finco PTY LTD (4)(5)(10)	GPO Box 3846, Sydney, New South Wales, 2001, Australia	B + 6.25%	10.07%	5/30/2030		AUD 41,852	26,411	27,299
PF Finco PTY LTD (4)(5)(6)(10)	GPO Box 3846, Sydney, New South Wales, 2001, Australia			5/30/2030		AUD 5,707	(75)	(52)
Rockefeller Capital Management (4)(8)	45 Rockefeller Plaza, Floor 5, New York, NY 10111	SF + 4.75%	8.75%	4/4/2031		69,300	68,750	69,300
Rockefeller Capital Management (4)(8)	45 Rockefeller Plaza, Floor 5, New York, NY 10111	SF + 4.75%	8.75%	4/4/2031		14,925	14,824	14,925
Rockefeller Capital Management (4)(6)(8)	45 Rockefeller Plaza, Floor 5, New York, NY 10111			4/4/2031		15,000	(73)	—
Travelex Issuerco 2 PLC (4)(5)(14)	Worldwide House, Thorpe Wood, Peterborough, United Kingdom, PE3 6SB	SN + 8.00%	11.97%	9/22/2028		GBP 22,026	26,320	30,125
Violin Finco Guernsey Limited (4)(5)(7)	45 Gresham, Street London, EC2V 7BG, GB	SN + 5.25%	9.23%	6/24/2031		GBP 80,205	100,932	108,898
Violin Finco Guernsey Limited (4)(5)(6)(7)	45 Gresham, Street London, EC2V 7BG, GB			6/24/2031		GBP 6,211	(72)	83

							1,036,585	1,074,230	9.17%

Life Insurance
OneDigital Borrower LLC (8)	200 Galleria Pkwy SE, Suite 1950, Atlanta, GA 30339	SF + 3.00%	7.16%	7/2/2031		14,699	14,644	14,718

							14,644	14,718	0.13%

Media
2080 Media, Inc. (4)(9)	2990 Brandywine Rd, Suite 300, Atlanta, GA 30341	SF + 4.75%	8.91%	3/14/2029		53,555	53,003	53,785
2080 Media, Inc. (4)(6)(9)	2990 Brandywine Rd, Suite 300, Atlanta, GA 30341	SF + 4.75%	8.91%	3/14/2028		13,795	4,617	4,730
2080 Media, Inc. (4)(9)	2990 Brandywine Rd, Suite 300, Atlanta, GA 30341	SF + 4.75%	8.91%	3/14/2029		12,425	12,310	12,479
2080 Media, Inc. (4)(9)	2990 Brandywine Rd, Suite 300, Atlanta, GA 30341	SF + 4.75%	8.91%	3/14/2029		10,008	9,921	10,050
2080 Media, Inc. (4)(6)(9)	2990 Brandywine Rd, Suite 300, Atlanta, GA 30341			3/14/2029		27,282	(258)	117
2080 Media, Inc. (4)(6)(9)	2990 Brandywine Rd, Suite 300, Atlanta, GA 30341	SF + 4.75%	9.06%	3/14/2029		8,786	5,834	5,957

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
AMR GP Ltd (4)(5)(7)	Dadford Road, Silverstone, Northamptonshire NN12 8TJ United Kingdom	10.50% (incl 5.25% PIK)	10.50%	7/10/2034		1,071	1,044	1,071
Arc Media Holdings Limited (4)(5)(10)	Unit 4 Fulwood Park, Caxton Rd, Fulwood, Preston PR2 9NZ, United Kingdom	SF + 7.25%	11.71%	10/29/2027		39,914	39,493	39,472
Arc Media Holdings Limited (4)(5)(6)(10)	Unit 4 Fulwood Park, Caxton Rd, Fulwood, Preston PR2 9NZ, United Kingdom	SF + 7.25%	11.47%	10/29/2027		2,766	2,309	2,307
Aventine Intermediate LLC (4)(9)	19762 MacArthur Blvd Suite 150, Irvine, CA 92612	SF + 6.00% (incl 3.50% PIK)	10.10%	6/18/2029		11,826	11,748	11,812
Aventine Intermediate LLC (4)(9)	19762 MacArthur Blvd Suite 150, Irvine, CA 92612	SF + 6.00% (incl 3.50% PIK)	10.10%	6/18/2029		673	669	672
Endeavor Operating Co LLC (5)(7)	9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210	SF + 3.00%	7.16%	3/24/2032		8,199	8,161	8,218
Global Music Rights, LLC (4)(9)	1100 Glendon Avenue Ste 2000 Los Angeles, CA, 90024	SF + 4.50%	8.50%	12/20/2031		439,167	435,265	438,167
Global Music Rights, LLC (4)(6)(9)	1100 Glendon Avenue Ste 2000 Los Angeles, CA, 90024			12/20/2031		46,796	(416)	(107)
Law Business Research Inc. (4)(5)(8)	330 High Holborn Holborn Gate, London, England WC1V 7QT, GB	SF + 5.25%	9.38%	5/19/2031		46,320	45,316	46,783
LOCI Bidco Limited (4)(5)(8)	330 High Holborn Holborn Gate, London, England WC1V 7QT, GB	SN + 5.25%	9.24%	5/19/2031		GBP 73,522	91,540	99,824
LOCI Bidco Limited (4)(5)(8)	330 High Holborn Holborn Gate, London, England WC1V 7QT, GB	SF + 5.25%	9.59%	5/19/2031		12,087	11,844	12,208
Renaissance Financiere (4)(5)(7)	6, rue Léo Delibes, 75116 Paris, France	E + 7.00%	9.04%	7/26/2028		EUR 34,871	35,729	34,674
Wasserman Media Group, LLC (7)	10900 Wilshire Boulevard, Suite 1200, Los Angeles, CA 90024	SF + 3.00%	7.16%	6/23/2032		4,167	4,147	4,188

							772,276	786,407	6.71%

Medical Equipment and Services
ABB/CON-CISE Optical Group LLC (4)(9)	12301 NW 39th Street, Coral Springs, FL 33065	SF + 7.50%	11.65%	2/23/2028		21,259	21,034	20,341
Agiliti Health, Inc. (7)	6625 West 78th Street, Suite 300, 55439, Minneapolis, MN	SF + 3.00%	7.22%	5/1/2030		5,390	5,119	5,181

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Bamboo US BidCo LLC (4)(6)(10)	400 Interpace Pkwy, Building C, Suite 270, Parsippany, New Jersey 07054	SF + 5.25%	9.41%	9/30/2030		2,855	2,607	2,633
Bamboo US BidCo LLC (4)(6)(10)	400 Interpace Pkwy, Building C, Suite 270, Parsippany, New Jersey 07054			9/30/2030		2,855	(27)	—
Bamboo US BidCo LLC (4)(10)	400 Interpace Pkwy, Building C, Suite 270, Parsippany, New Jersey 07054	SF + 5.25%	9.56%	9/30/2030		82,765	81,055	82,765
Bamboo US BidCo LLC (4)(6)(10)	400 Interpace Pkwy, Building C, Suite 270, Parsippany, New Jersey 07054			10/1/2029		21,254	(424)	—
Bamboo US BidCo LLC (4)(10)	400 Interpace Pkwy, Building C, Suite 270, Parsippany, New Jersey 07054	SF + 5.25%	9.56%	9/30/2030		15,404	15,049	15,404
Bamboo US BidCo LLC (4)(10)	400 Interpace Pkwy, Building C, Suite 270, Parsippany, New Jersey 07054	E + 5.25%	7.28%	9/30/2030		EUR 62,644	64,900	73,512
Bausch + Lomb Corporation (5)(7)	520 Applewood Crescent, Vaughan, Ontario, Canada L4K 4B4	SF + 4.00%	8.17%	9/29/2028		9,988	9,988	10,001
Bausch + Lomb Corporation (5)(7)	520 Applewood Crescent, Vaughan, Ontario, Canada L4K 4B4	SF + 4.25%	8.41%	1/15/2031		39,861	39,671	39,936
Bayou Intermediate II, LLC (4)(9)	14201 Northwest 60th Ave, Miami Lakes, FL 33014	SF + 5.25% (incl 2.88% PIK)	9.25%	9/30/2032		148,054	146,575	146,574
Bayou Intermediate II, LLC (4)(6)(9)	14201 Northwest 60th Ave, Miami Lakes, FL 33014			9/30/2032		40,378	(404)	(404)
Bayou Intermediate II, LLC (4)(6)(9)	14201 Northwest 60th Ave, Miami Lakes, FL 33014			9/30/2032		25,989	(260)	(260)
Coding Solutions Acquisition, Inc. (4)(6)(9)	6509 Windcrest Drive, Suite 165, Plano, TX 75024			8/7/2031		6,558	(94)	66
Coding Solutions Acquisition, Inc. (4)(6)(9)	6509 Windcrest Drive, Suite 165, Plano, TX 75024			8/7/2031		16,674	(209)	—
Coding Solutions Acquisition, Inc. (4)(9)	6509 Windcrest Drive, Suite 165, Plano, TX 75024	SF + 5.00%	9.16%	8/7/2031		170,556	168,705	172,262
Coding Solutions Acquisition, Inc. (4)(9)	6509 Windcrest Drive, Suite 165, Plano, TX 75024	SF + 5.00%	9.16%	8/7/2031		19,166	18,896	19,357
Coding Solutions Acquisition, Inc. (4)(6)(9)	6509 Windcrest Drive, Suite 165, Plano, TX 75024			8/7/2031		25,062	(364)	251
Femur Buyer Inc (4)(10)	1365 North Cedar Street, Mason, MI 48854	SF + 8.50%	12.74%	9/18/2029		13,350	13,110	11,417

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Femur Buyer Inc (4)(10)	1365 North Cedar Street, Mason, MI 48854	SF + 9.25% (incl 5.00% PIK)	13.28%	3/18/2030		147,291	144,734	125,970
Limpio Bidco GMBH (4)(5)(7)	Robert-Koch-Str. 2, 22851 Norderstedt, Germany	E + 5.20%	7.22%	10/31/2030		EUR 63,783	66,109	76,346
PerkinElmer U.S. LLC (4)(10)	710 Bridgeport Avenue, Shelton, CT 06484	SF + 4.75%	8.91%	3/13/2029		110,096	107,801	110,096
PerkinElmer U.S. LLC (4)(10)	710 Bridgeport Avenue, Shelton, CT 06484	SF + 4.75%	8.91%	3/13/2029		61,495	60,694	61,495
PerkinElmer U.S. LLC (4)(10)	710 Bridgeport Avenue, Shelton, CT 06484	SF + 4.75%	8.91%	3/13/2029		66,577	65,825	66,577
Plasma Buyer LLC (4)(9)	5301 Virginia Way, Brentwood, TN 37027	SF + 5.75%	9.75%	5/12/2029		82,784	81,894	72,133
Plasma Buyer LLC (4)(9)	5301 Virginia Way, Brentwood, TN 37027	SF + 6.25%	10.25%	5/12/2029		3,124	3,087	2,732
Plasma Buyer LLC (4)(6)(9)	5301 Virginia Way, Brentwood, TN 37027	SF + 5.75%	9.75%	5/12/2028		9,458	9,334	8,421
Resonetics, LLC (9)	26 Whipple St, Nashua, New Hampshire 03060	SF + 2.75%	7.06%	6/18/2031		38,251	38,173	38,260
SDC US Smilepay SPV (4)(14)(19)	414 Union St., Nashville, TN 37219	P + 9.75%		10/27/2025		12,256	4,185	371
Solis Mammography Buyer, Inc. (4)(9)	15601 North Dallas Parkway Suite 300, Addison, Texas, 75001	SF + 5.00%	9.00%	5/29/2032		191,713	188,978	189,280
Solis Mammography Buyer, Inc. (4)(6)(9)	15601 North Dallas Parkway Suite 300, Addison, Texas, 75001			5/29/2032		27,720	(406)	(352)
Solis Mammography Buyer, Inc. (4)(6)(9)	15601 North Dallas Parkway Suite 300, Addison, Texas, 75001			5/29/2030		33,548	(469)	(385)
Spruce Bidco II Inc (4)(6)(9)	510 Lake Cook Rd, Deerfield, IL 60015			1/31/2032		43,899	(596)	(532)
Spruce Bidco II Inc (4)(9)	510 Lake Cook Rd, Deerfield, IL 60015	SF + 5.00%	9.13%	1/31/2032		164,118	161,891	162,128
Spruce Bidco II Inc (4)(9)	510 Lake Cook Rd, Deerfield, IL 60015	C + 5.00%	7.68%	1/31/2032		CAD 34,913	23,777	24,770
Spruce Bidco II Inc (4)(9)	510 Lake Cook Rd, Deerfield, IL 60015	TN + 5.25%	6.00%	1/31/2032		JPY 3,734,853	23,789	24,938
Spruce Bidco II Inc (4)(9)(23)	510 Lake Cook Rd, Deerfield, IL 60015	SF + 6.04%	10.17%	1/31/2032		951	938	939
TecoStar Holdings Inc (4)(10)	150 Presidential Way, Suite 200, Wilmington, MA 01801	SF + 8.00%	12.33%	7/6/2029		126,897	125,042	126,382
Viant Medical Holdings, Inc. (7)	2 Hampshire Street Foxborough, MA, 02035	SF + 4.00%	8.16%	10/29/2031		17,369	17,293	17,407

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Vital Care Buyer, LLC (4)(9)	12 Cadillac Drive, Suite 230, Brentwood, TN 37212	SF + 4.50%	8.50%	7/30/2031		90,262	89,511	90,262
Vital Care Buyer, LLC (4)(6)(9)	12 Cadillac Drive, Suite 230, Brentwood, TN 37212			7/30/2031		13,271	(110)	—
Zeus Company LLC (4)(9)	3740 Industrial Blvd, Orangeburg, South Carolina 29118	SF + 6.00% incl 3.00% PIK)	10.00%	2/28/2031		123,491	122,068	119,367
Zeus Company LLC (4)(6)(9)	3740 Industrial Blvd, Orangeburg, South Carolina 29118	SF + 5.50%	9.50%	2/28/2031		23,048	11,208	10,734
Zeus Company LLC (4)(6)(9)	3740 Industrial Blvd, Orangeburg, South Carolina 29118			2/28/2030		21,506	(237)	(638)

							1,929,440	1,925,737	16.43%

Non-life Insurance
Acrisure LLC (7)	100 Ottawa Ave SW, Grand Rapids, Michigan 49503	SF + 3.00%	7.16%	11/6/2030		19,907	19,898	19,898
Acrisure LLC (7)	100 Ottawa Ave SW, Grand Rapids, Michigan 49503	SF + 3.25%	7.41%	6/20/2032		4,988	4,976	4,992
Alera Group Intermediate Holdings, Inc. (8)	3 Parkway North, Suite 500, Deerfield, Illinois, 60015	SF + 3.25%	7.41%	5/30/2032		8,000	7,962	8,039
Alliant Holdings Intermediate, LLC (7)	18100 Von Karman Avenue, 10th Floor, Irvine, CA 92612	SF + 2.50%	6.67%	9/19/2031		18,557	18,425	18,526
AmWINS Group Inc (9)	4725 Piedmont Row Drive, Suite 600, Charlotte, NC 28210	SF + 2.25%	6.25%	1/30/2032		10,142	10,131	10,149
Amynta Agency Borrower Inc (7)	909 3rd Avenue 33rd Floor, New York, NY 10022	SF + 2.75%	6.91%	12/29/2031		20,040	19,693	19,992
Broadstreet Partners Group LLC (7)	580 North Fourth Street, Suite 560, Columbus, OH 43215	SF + 2.75%	6.91%	6/13/2031		12,066	11,999	12,090
CRC Insurance Group LLC (7)	214 N Tryon St Charlotte, NC 28202	SF + 2.75%	6.75%	5/6/2031		10,049	10,009	10,064
Galway Borrower LLC (4)(9)	1 California Street, Suite 400, San Francisco, CA 94111	SF + 4.50%	8.50%	9/29/2028		132,542	132,227	132,542
Galway Borrower LLC (4)(6)(9)	1 California Street, Suite 400, San Francisco, CA 94111	SF + 4.50%	8.49%	9/29/2028		5,017	1,038	1,059
Galway Borrower LLC (4)(6)(9)	1 California Street, Suite 400, San Francisco, CA 94111	SF + 4.50%	8.50%	9/29/2028		6,380	996	1,033
Global Gruppe GmbH (4)(5)(6)(7)	Eupener Straße 67, 50933 Köln, Germany			2/1/2030		EUR 38,764	(904)	(900)
Goosehead Insurance Holdings LLC (4)(5)(7)	1500 Solana Blvd Ste 4500 Westlake, TX, 76262	SF + 3.00%	7.18%	1/8/2032		3,500	3,492	3,531

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Higginbotham Insurance Agency Inc (4)(6)(10)	500 W 13th St, Fort Worth, TX 76102	SF + 4.75%	8.91%	11/24/2028		14,263	8,054	8,166
Higginbotham Insurance Agency Inc (4)(10)	500 W 13th St, Fort Worth, TX 76102	SF + 4.50%	8.67%	11/24/2028		31,723	31,523	31,723
HUB International Ltd (7)	150 N. Riverside Plaza, 17th Floor Chicago, IL 60606	7.25%	7.25%	6/15/2030		10,517	10,517	10,973
HUB International Ltd (7)	150 N. Riverside Plaza, 17th Floor Chicago, IL 60606	SF + 2.25%	6.58%	6/20/2030		11,672	11,582	11,702
Integrity Marketing Acquisition LLC (4)(6)(9)	1445 Ross Avenue, 40th Floor, Dallas, TX 75202			8/25/2028		362	(2)	—
Integrity Marketing Acquisition LLC (4)(6)(9)	1445 Ross Avenue, 40th Floor, Dallas, TX 75202			8/25/2028		1,321	(11)	—
Integrity Marketing Acquisition LLC (4)(9)	1445 Ross Avenue, 40th Floor, Dallas, TX 75202	SF + 5.00%	9.20%	8/25/2028		65,850	65,549	65,850
Jones Deslauriers Insurance Management Inc (5)(7)	2375 Skymark Avenue, Mississauga, ON L4W 4Y6, Canada	8.50%	8.50%	3/15/2030		14,487	14,472	15,234
Koala Investment Holdings Inc (4)(9)	1215 Manor Dr, Suite 208, Mechanicsburg, PA 17055	SF + 4.50%	8.50%	8/29/2032		118,126	116,960	116,959
Koala Investment Holdings Inc (4)(6)(9)	1215 Manor Dr, Suite 208, Mechanicsburg, PA 17055			8/29/2032		11,529	(114)	(114)
Koala Investment Holdings Inc (4)(6)(9)	1215 Manor Dr, Suite 208, Mechanicsburg, PA 17055			8/29/2032		22,775	(226)	(225)
Netrisk Group Luxco 4 S.A.R.L. (4)(5)(6)(7)	1138 Budapest, Szekszárdi utca 16-18., 4th floor, Hungary	E + 5.25%	7.25%	2/5/2032		EUR 4,060	768	803
Netrisk Group Luxco 4 S.A.R.L. (4)(5)(7)	1138 Budapest, Szekszárdi utca 16-18., 4th floor, Hungary	E + 5.25%	7.25%	2/5/2032		EUR 53,590	55,043	62,420
Netrisk Group Luxco 4 S.A.R.L. (4)(5)(6)(7)	1138 Budapest, Szekszárdi utca 16-18., 4th floor, Hungary			2/5/2032		EUR 9,744	(152)	(85)
Sig Parent Holdings, LLC (4)(6)(9)	530 Oak Court Drive, Suite 250, Memphis, TN 38117			8/21/2031		3,045	(13)	—
Sig Parent Holdings, LLC (4)(9)	530 Oak Court Drive, Suite 250, Memphis, TN 38117	SF + 4.75%	8.91%	8/21/2031		26,190	26,080	26,246

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Sig Parent Holdings, LLC (4)(6)(9)	530 Oak Court Drive, Suite 250, Memphis, TN 38117	SF + 4.75%	8.91%	8/21/2031		15,216	1,055	1,161
Summit Acquisition Inc. (7)	12651 High Bluff Drive, Suite 250, San Diego, CA 92130	SF + 3.50%	7.66%	10/16/2031		17,456	17,381	17,580
Trucordia Insurance Services LLC (7)	2745 W 600 N, Suite 500, Lindon, UT 84042	SF + 3.25%	7.41%	6/17/2032		6,915	6,898	6,941
Trupanion Inc (4)(5)(9)	6100 4th Ave South Suite 200, Seattle, WA 98108	SF + 5.00%	9.15%	3/25/2027		15,120	15,049	15,120
Trupanion Inc (4)(5)(9)	6100 4th Ave South Suite 200, Seattle, WA 98108	SF + 5.00%	9.15%	3/25/2027		25,559	25,446	25,559
Trupanion Inc (4)(5)(6)(9)	6100 4th Ave South Suite 200, Seattle, WA 98108			3/25/2027		6,576	(29)	—
USI Inc/NY (7)	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595	SF + 2.25%	6.25%	9/29/2030		12,775	12,758	12,773
USI Inc/NY (7)	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595	SF + 2.25%	6.25%	11/21/2029		1,909	1,909	1,909

							660,439	671,710	5.73%

Oil, Gas and Coal
Camin Cargo Control Holdings, Inc. (4)(10)	1001 Shaw Avenue, Suite 300, Pasadena, TX 77506	SF + 5.50%	9.65%	12/7/2029		63,438	62,574	63,311
Camin Cargo Control Holdings, Inc. (4)(6)(10)	1001 Shaw Avenue, Suite 300, Pasadena, TX 77506	SF + 5.50%	9.66%	12/7/2029		9,674	2,646	2,811
Camin Cargo Control Holdings, Inc. (4)(6)(10)	1001 Shaw Avenue, Suite 300, Pasadena, TX 77506	SF + 5.50%	9.83%	12/7/2029		9,702	7,015	7,128
CVR CHC LP (5)(7)	2277 Plaza Dr Ste 500, Sugar Land, TX 77479	SF + 4.00%	8.00%	12/30/2027		3,876	3,851	3,886

							76,086	77,136	0.66%

Personal Care, Drug and Grocery Stores
DIA Finance S.L.U. (4)(5)(9)	Calle Jacinto Benavente, 2 - A 28232, Las Rozas de Madrid, Madrid Spain	E + 6.75%	8.78%	12/27/2029		EUR170,600	173,344	196,369
MRO Maryruth LLC (4)(7)(21)	1171 S Robertson Blvd, #148, Los Angeles, CA 90035	SF + 4.00%	8.00%	9/30/2030		49,000	48,694	48,694
MRO Maryruth LLC (4)(9)(21)	1171 S Robertson Blvd, #148, Los Angeles, CA 90035	SF + 4.75%	8.75%	9/30/2031		19,000	18,834	18,834
Parfums Holding Company, Inc. (4)(10)	750 E. Main Street, Stamford, CT 06902	SF + 5.25%	9.25%	6/27/2030		118,525	117,589	119,711

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Parfums Holding Company, Inc. (4)(6)(10)	750 E. Main Street, Stamford, CT 06902			6/27/2029		9,034	(68)	—
Puma Buyer LLC (4)(8)	121 Bayer Road, Pittsburgh, PA 15205	SF + 4.25%	8.25%	3/29/2032		59,685	59,270	59,685
Puma Buyer LLC (4)(6)(12)	121 Bayer Road, Pittsburgh, PA 15205			3/29/2032		9,853	(68)	—
Vermont Aus Pty Ltd (4)(5)(9)	Quarter One, Level 2, 1 Epping Road, North Ryde, NSW 2113, Australia	B + 5.75%	9.38%	3/23/2028		AUD34,499	25,469	22,814
Vermont Aus Pty Ltd (4)(5)(9)	Quarter One, Level 2, 1 Epping Road, North Ryde, NSW 2113, Australia	B + 5.75%	9.38%	3/23/2028		AUD20,792	14,160	13,750
Vital Bidco AB (4)(5)(10)	Sturegatan 11, 114 36 Stockholm, Sweden	SF + 4.25%	8.41%	10/29/2031		97,161	95,453	98,132
Vital Bidco AB (4)(5)(6)(10)	Sturegatan 11, 114 36 Stockholm, Sweden			10/29/2030		16,892	(286)	—

							552,391	577,989	4.93%

Personal Goods
Daphne S.P.A. (4)(5)(7)(19)	Via Dell’economia, 91, Vicenza, Vicenza 36100, Italy	E + 6.25%		5/23/2028		EUR45,354	47,923	42,578
Daphne S.P.A. (4)(5)(7)(19)	Via Dell’economia, 91, Vicenza, Vicenza 36100, Italy	E + 6.25%		5/23/2028		EUR 3,978	4,674	3,735
S&S Holdings LLC (8)	220 Remington Blvd, Bolingbrook, IL 60440	SF + 5.00%	9.17%	10/1/2031		11,880	11,723	11,553
Spanx, LLC (4)(9)	3035 Peachtree Rd NE, Atlanta, GA 30305	SF + 5.50%	9.76%	11/20/2028		28,875	28,604	24,886
Spanx, LLC (4)(6)(9)	3035 Peachtree Rd NE, Atlanta, GA 30305	SF + 5.25%	9.52%	11/18/2027		5,000	1,297	808

							94,221	83,560	0.71%

Pharmaceuticals and Biotechnology
Advarra Holdings, Inc. (4)(10)	6100 Merriweather Dr., Suite 600,Columbia, MD 21044	SF + 4.50%	8.66%	9/13/2031		126,600	126,062	127,866
Advarra Holdings, Inc. (4)(6)(10)	6100 Merriweather Dr., Suite 600,Columbia, MD 21044			9/13/2031		6,020	(28)	60
Advarra Holdings, Inc. (4)(10)	6100 Merriweather Dr., Suite 600,Columbia, MD 21044	SF + 4.50%	8.66%	9/13/2031		68,244	67,218	68,927
Amneal Pharmaceuticals LLC (5)(8)	400 Crossing Blvd, 3rd Floor, Bridgewater, NJ 08807	SF + 3.50%	7.66%	8/1/2032		7,800	7,781	7,806
Atlas Borrower, LLC (4)(8)	1710 N Shelby Oaks Dr, Suite 1, Memphis, TN 38134	SF + 4.50%	8.50%	9/4/2032		88,232	87,359	87,359
Atlas Borrower, LLC (4)(6)(8)	1710 N Shelby Oaks Dr, Suite 1, Memphis, TN 38134			9/4/2032		15,234	(151)	(151)

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Azurity Pharmaceuticals Inc (4)(10)	8 Cabot Road, Suite 2000, Woburn, MA 01801	SF + 7.00%	11.24%	3/14/2030		232,897	228,748	229,058
Azurity Pharmaceuticals Inc (4)(6)(10)	8 Cabot Road, Suite 2000, Woburn, MA 01801	SF + 7.00%	11.01%	3/14/2030		20,537	16,749	16,776
Cambrex Corporation (4)(9)	1 Meadowlands Plaza, East Rutherford, NJ 07073	SF + 4.50%	8.66%	3/6/2032		110,282	109,270	109,394
Cambrex Corporation (4)(6)(9)	1 Meadowlands Plaza, East Rutherford, NJ 07073			3/6/2032		18,341	(168)	(148)
Cambrex Corporation (4)(6)(9)	1 Meadowlands Plaza, East Rutherford, NJ 07073			3/6/2032		16,460	(158)	(133)
Cambrex Corporation (4)(6)(9)	1 Meadowlands Plaza, East Rutherford, NJ 07073			3/6/2032		6,121	(61)	(49)
Creek Parent, Inc. (4)(9)	200 Crossing Boulevard, 7th Floor, Bridgewater, New Jersey 08807	SF + 5.00%	9.14%	12/18/2031		120,542	118,791	119,857
Creek Parent, Inc. (4)(6)(9)	200 Crossing Boulevard, 7th Floor, Bridgewater, New Jersey 08807			12/18/2031		22,379	(323)	(127)
Creek Parent, Inc. (4)(9)(23)	200 Crossing Boulevard, 7th Floor, Bridgewater, New Jersey 08807	SF + 6.08%	10.22%	12/18/2031		1,213	1,195	1,206
Dechra Finance US LLC (5)(7)	7015 College Blvd, Ste 525, Overlan Park, KS 66211-1551	SF + 3.25%	7.45%	1/27/2032		4,146	4,136	4,160
Endo Finance Holdings Inc (8)	9 Great Valley Parkway, Malvern, PA 19355	SF + 4.00%	8.16%	4/23/2031		8,133	8,063	8,159
Gusto Aus Bidco Pty Ltd (4)(5)(8)	Level 10, 12 Help Street, Chatswood NSW 2067, Australia	B + 4.75%	8.61%	11/15/2031		AUD243,533	156,063	161,307
Gusto Aus Bidco Pty Ltd (4)(5)(6)(8)	Level 10, 12 Help Street, Chatswood NSW 2067, Australia			11/15/2031		AUD 24,086	(112)	26
Phantom Purchaser Inc (4)(9)	150 Hilton Drive, 47130, Jeffersonville, IN	SF + 4.75%	8.75%	9/19/2031		100,799	99,848	99,995
Phantom Purchaser Inc (4)(6)(9)	150 Hilton Drive, 47130, Jeffersonville, IN			9/19/2031		15,545	(146)	(124)
Syneos Health Inc (7)	1030 Sync Street, Morrisville, North Carolina, 27560	SF + 4.00%	8.00%	9/27/2030		14,922	14,845	14,941
WCG Intermediate Corp (10)	5000 Centregreen Way, Suite 200, Cary, North Carolina 27513	SF + 3.00%	7.16%	2/25/2032		15,286	15,190	15,196

							1,060,171	1,071,361	9.14%

Real Estate Investment and Services
Associations Inc. (4)(10)	5401 N Central Expy, Ste 300, Dallas, TX, 75205	SF + 6.50%	11.08%	7/3/2028		55,135	55,099	55,687

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Associations Inc. (4)(6)(10)	5401 N Central Expy, Ste 300, Dallas, TX, 75205	SF + 6.50%	11.08%	7/3/2028		4,304	1,627	1,673
Associations Inc. (4)(6)(10)	5401 N Central Expy, Ste 300, Dallas, TX, 75205			7/3/2028		3,459	(2)	—

							56,724	57,360	0.49%

Retailers
AI Grace Aus Bidco Pty Ltd (4)(5)(9)	120 Dunning Avenue Rosebery NSW 2018, Australia	E + 5.25%	7.33%	12/5/2029		EUR21,626	22,829	25,506
Belron Finance 2019 LLC (8)	2400 Farmers Drive, Columbus, OH 43235	SF + 2.50%	6.74%	10/16/2031		14,536	14,498	14,627
BradyplusUS Holdings, LLC (4)(6)(10)	7055 S Lindell Road, Las Vegas, NV 89118	SF + 5.00%	9.31%	10/31/2029		426	136	140
BradyplusUS Holdings, LLC (4)(10)	7055 S Lindell Road, Las Vegas, NV 89118	SF + 5.00%	9.31%	10/31/2029		14,387	14,282	14,387
Constellation Automotive Limited (4)(5)(7)	Form 2, 18 Bartley Wood Business Park, Bartley Way, Hook, Hampshire, RG27 9XA, United Kingdom	E + 6.25%	8.59%	4/3/2031		EUR18,107	19,694	21,102
Constellation Automotive Limited (4)(5)(7)	Form 2, 18 Bartley Wood Business Park, Bartley Way, Hook, Hampshire, RG27 9XA, United Kingdom	SN + 6.25%	10.24%	4/3/2031		GBP43,803	56,523	58,458
Great Outdoors Group, LLC (9)	2500 E Kearney, Springfield, MO 65898	SF + 3.25%	7.41%	1/23/2032		13,522	13,461	13,532
Johnstone Supply LLC (7)	11632 NE Ainsworth Circle, Portland, OR 97220	SF + 2.50%	6.64%	6/9/2031		6,243	6,236	6,239
Knitwell Borrower LLC (4)(10)	One Tablots Drive Hingham, MA 02043	SF + 7.75%	12.21%	7/28/2027		39,599	39,058	39,180
Knitwell Borrower LLC (4)(10)	One Tablots Drive Hingham, MA 02043	SF + 7.75%	12.21%	7/28/2027		34,550	33,843	34,184
Knitwell Borrower LLC (4)(10)	One Tablots Drive Hingham, MA 02043	SF + 7.75%	12.21%	7/28/2027		89,074	87,873	88,131
PetSmart LLC (7)	19601 N 27th Ave, Phoenix, AZ 85027	SF + 4.00%	8.14%	8/18/2032		16,738	16,573	16,508
Staples, Inc. (8)	500 Staples Drive, Framingham, MA 01702	SF + 5.75%	10.05%	9/4/2029		30,952	29,861	29,430
Thermostat Purchaser III Inc (9)	10 Parkway North, Suite 100, Deerfield, IL 60015	SF + 4.25%	8.25%	8/31/2028		7,920	7,920	7,957

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
White Cap Buyer, LLC (7)	6250 Brook Hollow Pkwy, Norcross, Georgia 30071	SF + 3.25%	7.42%	10/19/2029		16,442	16,381	16,464

							379,168	385,845	3.29%

Software and Computer Services
Armstrong Bidco Limited (4)(5)(7)	10 Oakwood Drive, Loughborough, LE11 3QF, England, United Kingdom	SN + 5.25%	9.22%	6/28/2029		GBP91,991	110,572	123,664
Armstrong Bidco Limited (4)(5)(7)	10 Oakwood Drive, Loughborough, LE11 3QF, England, United Kingdom	SN + 5.25%	9.22%	6/28/2029		GBP47,995	56,191	64,520
Artifact Bidco, Inc. (4)(8)	3300 Triumph Blvd, Ste. 800, Lehi, UT 84043	SF + 4.25%	8.25%	7/26/2031		45,788	45,408	45,788
Artifact Bidco, Inc. (4)(6)(8)	3300 Triumph Blvd, Ste. 800, Lehi, UT 84043			7/26/2031		11,207	(103)	—
Artifact Bidco, Inc. (4)(6)(8)	3300 Triumph Blvd, Ste. 800, Lehi, UT 84043			7/26/2030		5,443	(44)	—
Artifact Bidco, Inc. (4)(6)(8)	3300 Triumph Blvd, Ste. 800, Lehi, UT 84043			7/26/2030		2,562	(21)	—
Artisan Bidco, Inc. (4)(10)	75 Network Dr, Burlington, MA 01803	E + 7.00%	8.94%	11/7/2029		EUR18,288	19,228	20,834
Artisan Bidco, Inc. (4)(10)	75 Network Dr, Burlington, MA 01803	SF + 7.00%	11.32%	11/7/2029		39,300	38,629	38,179
Artisan Bidco, Inc. (4)(6)(10)	75 Network Dr, Burlington, MA 01803	SF + 7.00%	11.04%	11/7/2029		6,000	3,698	3,629
Artisan Bidco, Inc. (4)(10)	75 Network Dr, Burlington, MA 01803	SF + 7.00%	11.32%	11/7/2029		993	984	964
Auditboard, Inc. (4)(6)(9)	12900 Park Plaza Drive, Suite 200,Cerritos, CA 90703			7/14/2031		30,286	(250)	—
Auditboard, Inc. (4)(9)	12900 Park Plaza Drive, Suite 200,Cerritos, CA 90703	SF + 4.50%	8.50%	7/14/2031		159,000	157,688	159,795
Auditboard, Inc. (4)(6)(9)	12900 Park Plaza Drive, Suite 200,Cerritos, CA 90703			7/14/2031		75,714	(691)	379
Aurelia Netherlands Midco 2 B.V. (4)(5)(7)	Grensen 5, Oslo, Norway 0159	E + 4.75%	6.78%	5/29/2031		EUR125,373	137,729	147,017
Avalara, Inc. (7)	512 Mangum Street, Suite 100, Durham, NC 27701	SF + 3.25%	7.25%	3/26/2032		13,325	13,257	13,345
BMC Software Inc. (7)	2103 CityWest Blvd, Houston, TX 77042	SF + 3.00%	7.20%	7/30/2031		2,985	2,953	2,984
Boreal Bidco (4)(5)(7)	113 Boulevard De La Bataille De Stalingrad, 69100, Villeurbanne, France	E + 7.25% (incl 5.75% PIK)	9.25%	3/26/2032		EUR50,412	53,256	58,113
Bottomline Technologies, Inc. (4)(6)(9)	100 International Drive, Suite 200 Portsmouth, NH 03801			5/15/2028		385	(2)	—

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Bottomline Technologies, Inc. (4)(9)	100 International Drive, Suite 200 Portsmouth, NH 03801	SF + 4.50%	8.50%	5/13/2029		4,478	4,453	4,499
Calabrio, Inc. (4)(10)	241 North 5th Avenue, Suite 1000, Minneapolis, MN 55401	SF + 5.50%	9.70%	4/16/2027		22,034	22,034	22,034
Calabrio, Inc. (4)(6)(10)	241 North 5th Avenue, Suite 1000, Minneapolis, MN 55401	SF + 5.50%	9.70%	4/16/2027		2,687	1,152	1,152
Calabrio, Inc. (4)(10)	241 North 5th Avenue, Suite 1000, Minneapolis, MN 55401	SF + 5.50%	9.70%	4/16/2027		3,232	3,201	3,232
Central Parent LLC (7)	11809 Domain Dr Austin, TX 78758	SF + 3.25%	7.25%	7/6/2029		20,097	20,043	17,435
Certinia Inc. (4)(10)	301 Congress Avenue, Suite 800, Austin, TX 78701	SF + 5.25%	9.56%	8/4/2030		51,941	51,037	52,461
Certinia Inc. (4)(6)(10)	301 Congress Avenue, Suite 800, Austin, TX 78701			8/2/2030		5,449	(109)	—
Cloud Software Group Inc (7)	851 Cypress Creek Road, Fort Lauderdale, FL 33309	6.50%	6.50%	3/31/2029		7,740	7,033	7,816
Cloud Software Group Inc (7)	851 Cypress Creek Road, Fort Lauderdale, FL 33309	SF + 3.25%	7.25%	8/13/2032		14,000	14,000	14,059
Cloud Software Group Inc (7)	851 Cypress Creek Road, Fort Lauderdale, FL 33309	SF + 3.25%	7.48%	3/21/2031		4,765	4,765	4,788
Coupa Holdings, LLC (4)(9)	950 Tower Ln Fl 20, Foster City, CA 94404	SF + 5.25%	9.56%	2/27/2030		78,780	77,615	79,568
Coupa Holdings, LLC (4)(6)(9)	950 Tower Ln Fl 20, Foster City, CA 94404			2/27/2029		6,211	(88)	—
Coupa Holdings, LLC (4)(6)(9)	950 Tower Ln Fl 20, Foster City, CA 94404			2/27/2030		7,123	(107)	71
Databricks Inc (4)(7)	160 Spear Street, 15th Floor, San Francisco, CA 94105	SF + 4.50%	8.72%	1/3/2031		137,478	136,868	137,433
Databricks Inc (4)(6)(7)	160 Spear Street, 15th Floor, San Francisco, CA 94105			1/3/2031		30,597	(153)	(10)
Delta Topco, Inc. (7)	3111 Coronado Drive, Santa Clara, CA 95054	SF + 2.75%	7.02%	11/30/2029		19,052	19,002	18,870
DigiCert Inc (4)(9)	2801 N Thanksgiving Way, Suite 500, Lehi, UT 84043	SF + 5.75%	9.91%	7/30/2030		360,814	355,588	357,222
DigiCert Inc (4)(9)(23)	2801 N Thanksgiving Way, Suite 500, Lehi, UT 84043	SF + 6.40%	10.56%	7/30/2030		2,000	1,971	1,971
DigiCert Inc (4)(6)(9)	2801 N Thanksgiving Way, Suite 500, Lehi, UT 84043			7/30/2030		38,437	(557)	(383)
EasyPark Strategy AB (4)(5)(8)	Birger Jarlsgatan 57 B, 113 56 Stockholm, Sweden	SF + 4.75%	8.92%	12/19/2030		45,577	44,980	45,245

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
EasyPark Strategy AB (4)(5)(8)	Birger Jarlsgatan 57 B, 113 56 Stockholm, Sweden	N + 4.75%	9.15%	12/19/2030		NOK234,246	20,222	23,286
EasyPark Strategy AB (4)(5)(8)	Birger Jarlsgatan 57 B, 113 56 Stockholm, Sweden	E + 4.75%	6.79%	12/19/2030		EUR74,735	76,536	87,088
EasyPark Strategy AB (4)(5)(8)	Birger Jarlsgatan 57 B, 113 56 Stockholm, Sweden	SN + 5.00% (incl 2.25% PIK)	8.98%	12/19/2031		GBP29,019	35,669	38,737
EasyPark Strategy AB (4)(5)(8)	Birger Jarlsgatan 57 B, 113 56 Stockholm, Sweden	E + 4.75%	6.85%	12/19/2030		EUR8,569	9,880	9,985
Einstein Parent Inc (4)(9)	500 108th Ave NE, #200, Bellevue, WA 98004	SF + 6.50%	10.83%	1/22/2031		94,062	92,397	92,760
Einstein Parent Inc (4)(6)(9)	500 108th Ave NE, #200, Bellevue, WA 98004			1/22/2031		9,745	(172)	(135)
Elements Finco Limited (4)(5)(7)	470 London Road, Slough, Berkshire SL3 8QY, United Kingdom	SN + 5.50% (incl 2.50% PIK)	9.47%	4/29/2031		GBP33,930	42,328	45,612
Elements Finco Limited (4)(5)(7)	470 London Road, Slough, Berkshire SL3 8QY, United Kingdom	SF + 5.25% (incl 2.25% PIK)	9.41%	4/29/2031		10,603	10,520	10,603
Elements Finco Limited (4)(5)(7)	470 London Road, Slough, Berkshire SL3 8QY, United Kingdom	SF + 5.25% (incl 2.25% PIK)	9.41%	4/29/2031		8,824	8,755	8,824
Elements Finco Limited (4)(5)(7)	470 London Road, Slough, Berkshire SL3 8QY, United Kingdom	SN + 5.25% (incl 2.25% PIK)	9.22%	4/29/2031		GBP50,699	62,870	68,155
Elements Finco Limited (4)(5)(7)	470 London Road, Slough, Berkshire SL3 8QY, United Kingdom	SN + 5.50% (incl 2.50% PIK)	9.47%	4/29/2031		GBP15,210	18,967	20,447
Enverus Holdings Inc (4)(9)	2901 Vía Fortuna #100, Austin, TX 78746	SF + 5.50%	9.66%	12/24/2029		65,971	65,272	65,971
Enverus Holdings Inc (4)(6)(9)	2901 Vía Fortuna #100, Austin, TX 78746			12/24/2029		856	(12)	—
Enverus Holdings Inc (4)(6)(9)	2901 Vía Fortuna #100, Austin, TX 78746	SF + 5.50%	9.64%	12/24/2029		4,913	157	209
Espresso Bidco Inc. (4)(9)	4 Embarcadero Center, Suite 3200, San Francisco, California, 94111	SF + 5.75% (incl 3.13% PIK)	9.75%	3/25/2032		52,612	51,894	52,048
Espresso Bidco Inc. (4)(6)(9)	4 Embarcadero Center, Suite 3200, San Francisco, California, 94111			3/25/2032		14,333	(207)	(154)
Espresso Bidco Inc. (4)(6)(9)	4 Embarcadero Center, Suite 3200, San Francisco, California, 94111			3/25/2032		6,370	(88)	(68)
Flexera Software LLC (4)(8)	300 Park Blvd, Suite 400, Itasca, IL 60143	E + 4.75%	6.63%	8/15/2032		EUR65,335	76,287	76,482

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Flexera Software LLC (4)(8)	300 Park Blvd, Suite 400, Itasca, IL 60143	SF + 4.75%	8.96%	8/15/2032		199,944	199,453	199,453
Flexera Software LLC (4)(6)(8)	300 Park Blvd, Suite 400, Itasca, IL 60143			8/15/2032		16,806	(41)	(41)
GovCIO Buyer Company (4)(9)	4000 Legato Rd., Suite 600, Fairfax, VA 22033	SF + 5.25%	9.42%	7/9/2031		144,788	142,649	145,476
HT Intermediary III, Inc. (4)(6)(9)	180 W Ostend St, Suite 267A, Baltimore, MD 21230			11/12/2030		10,286	(51)	103
HT Intermediary III, Inc. (4)(9)	180 W Ostend St, Suite 267A, Baltimore, MD 21230	SF + 4.50%	8.66%	11/12/2030		42,110	41,930	42,531
HT Intermediary III, Inc. (4)(6)(9)	180 W Ostend St, Suite 267A, Baltimore, MD 21230	SF + 4.50%	8.66%	11/12/2030		3,857	112	129
Huskies Parent Inc (4)(9)	170 Huyshope Avenue, Hartford, CT 06106	SF + 5.25%	9.51%	11/3/2028		24,706	24,482	23,876
Huskies Parent Inc (4)(6)(9)	170 Huyshope Avenue, Hartford, CT 06106	SF + 5.25%	9.51%	11/3/2027		1,000	699	681
ION Platform Finance US Inc (7)(21)	1345 Sixth Avenue, 50th floor, New York, NY 10105	SF + 3.75%	7.88%	9/30/2032		20,000	19,800	19,875
IRI Group Holdings, Inc. (4)(9)	203 North LaSalle Street, Suite 1500, Chicago, IL 60601	SF + 4.50%	8.66%	12/1/2029		206,163	204,658	206,332
IRI Group Holdings, Inc. (4)(6)(13)	203 North LaSalle Street, Suite 1500, Chicago, IL 60601			12/1/2028		19,562	(133)	—
Kaseya Inc (7)	701 Brickell Ave, Suite 400, Miami, FL 33131	SF + 3.25%	7.41%	3/20/2032		20,365	20,255	20,419
Kona Buyer, LLC (4)(6)(9)	201 W. Saint John St., Spartanburg, SC 29306			7/23/2031		15,463	(128)	—
Kona Buyer, LLC (4)(9)	201 W. Saint John St., Spartanburg, SC 29306	SF + 4.50%	8.82%	7/23/2031		112,280	111,349	112,575
Kona Buyer, LLC (4)(9)	201 W. Saint John St., Spartanburg, SC 29306	SF + 4.50%	8.82%	7/23/2031		6,588	6,532	6,606
Kona Buyer, LLC (4)(9)	201 W. Saint John St., Spartanburg, SC 29306	SF + 4.50%	8.82%	7/23/2031		1,854	1,838	1,859
Kona Buyer, LLC (4)(6)(9)	201 W. Saint John St., Spartanburg, SC 29306			7/23/2031		61,081	(305)	160
Kona Buyer, LLC (4)(6)(9)	201 W. Saint John St., Spartanburg, SC 29306			6/27/2032		7,096	(35)	—
Kpler Finance SA (4)(5)(8)	Avenue des Celtes 20/8, 1040 Brussels, Belgium	SF + 6.75% (incl 3.63% PIK)	10.84%	4/25/2031		70,000	69,026	69,486
Kpler Finance SA (4)(5)(8)	Avenue des Celtes 20/8, 1040 Brussels, Belgium	SF + 6.75% (incl 3.63% PIK)	10.84%	4/25/2031		70,000	69,026	69,486

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Kpler Finance SA (4)(5)(6)(8)	Avenue des Celtes 20/8, 1040 Brussels, Belgium	SF + 6.25%	10.37%	10/25/2030		20,000	11,722	11,846
Kpler Finance SA (4)(5)(6)(8)	Avenue des Celtes 20/8, 1040 Brussels, Belgium			10/25/2030		20,000	(288)	(154)
Kryptona Bidco US, LLC (4)(6)(9)	1081 Cam Del Rio S Mission Valley, San Diego, CA 92108			12/18/2031		16,852	(299)	(193)
Kryptona Bidco US, LLC (4)(9)	1081 Cam Del Rio S Mission Valley, San Diego, CA 92108	SF + 6.00% (incl 3.25% PIK)	10.03%	12/18/2031		158,023	155,288	156,212
Kryptona Bidco US, LLC (4)(7)	1081 Cam Del Rio S Mission Valley, San Diego, CA 92108	E + 6.00% (incl 3.25% PIK)	8.02%	12/18/2031		EUR36,570	37,356	42,440
McAfee Corp (8)	6220 America Center Drive, San Jose, CA 95002	SF + 3.00%	7.22%	3/1/2029		8,751	8,619	8,385
Medallia Inc (4)(9)	6220 Stoneridge Mall Rd Floor 2, Pleasanton, CA 94588	SF + 6.50% (incl 4.00% PIK)	10.47%	10/29/2028		82,387	82,387	70,043
Mediaocean LLC (8)	120 Broadway 8th Floor, New York, NY 10011	SF + 3.50%	7.76%	12/15/2028		6,772	6,768	6,791
Meralm Bidco AB (4)(5)(8)	Luntmakargatan 96, 2 tr, 113 51 Stockholm, Sweden	E + 6.00% (incl 2.25% PIK)	8.06%	8/29/2031		EUR33,596	36,673	37,495
Meralm Bidco AB (4)(5)(8)	Luntmakargatan 96, 2 tr, 113 51 Stockholm, Sweden	SF + 6.00% (incl 2.25% PIK)	10.26%	8/29/2031		14,008	13,835	13,323
Meralm Bidco AB (4)(5)(8)	Luntmakargatan 96, 2 tr, 113 51 Stockholm, Sweden	ST + 6.00% (incl 2.25% PIK)	8.12%	8/29/2031		SEK422,944	40,695	42,739
Meralm Bidco AB (4)(5)(8)	Luntmakargatan 96, 2 tr, 113 51 Stockholm, Sweden	N + 6.00% (incl 2.25% PIK)	10.32%	8/29/2031		NOK269,391	25,086	25,657
Meralm Bidco AB (4)(5)(8)	Luntmakargatan 96, 2 tr, 113 51 Stockholm, Sweden	E + 9.25% (incl 4.75% PIK)	11.31%	8/29/2031		EUR48,964	53,465	56,609
Meralm Bidco AB (4)(5)(6)(8)	Luntmakargatan 96, 2 tr, 113 51 Stockholm, Sweden			8/29/2031		EUR5,188	(79)	(298)
Mitchell International Inc (8)	9771 Clairemont Mesa Blvd, STE. A, San Diego, CA 92124	SF + 3.25%	7.41%	6/17/2031		9,900	9,859	9,902
OEConnection LLC (9)	3600 Embassy Pkwy, Suite 300, Fairlawn, OH 44333	SF + 5.25%	9.41%	4/22/2031		66,781	66,251	67,004
OEConnection LLC (9)	3600 Embassy Pkwy, Suite 300, Fairlawn, OH 44333	SF + 5.25%	9.41%	4/22/2031		11,653	11,555	11,692
OEConnection LLC (6)(9)	3600 Embassy Pkwy, Suite 300, Fairlawn, OH 44333			4/22/2031		7,338	(58)	24
Omega II AB (4)(5)(6)(7)	Bollgatan 3B, 352 46 Växjö, Sweden			6/18/2032		SEK255,591	(130)	108
Omega II AB (4)(5)(7)	Bollgatan 3B, 352 46 Växjö, Sweden	ST + 4.75%	6.96%	6/18/2032		SEK943,460	97,160	100,643
Onesource Virtual, Inc. (4)(6)(10)	9001 Cypress Waters Blvd, Coppell, Texas 75019			5/28/2030		25,318	(295)	—
Onesource Virtual, Inc. (4)(10)	9001 Cypress Waters Blvd, Coppell, Texas 75019	SF + 4.75%	8.91%	5/28/2030		172,756	170,747	174,484

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Ping Identity Holding Corp. (4)(9)	1001 17th Street, Suite 100, Denver, CO 80202	SF + 4.75%	8.75%	10/17/2029		81,444	80,566	82,258
Ping Identity Holding Corp. (4)(6)(9)	1001 17th Street, Suite 100, Denver, CO 80202			10/17/2028		8,513	(79)	—
Prism Parent Co., Inc. (4)(9)	21251 Ridgetop Circle, Suite 100, Dulles, VA 20166	SF + 5.00%	9.14%	9/19/2028		42,033	41,608	42,033
Prism Parent Co., Inc. (4)(6)(9)	21251 Ridgetop Circle, Suite 100, Dulles, VA 20166	SF + 5.00%	9.14%	9/19/2028		4,320	1,688	1,729
Project Alpha Intermediate Holding, Inc. (8)	211 South Gulph Road Suite 500 King of Prussia, PA 19406	SF + 3.25%	7.25%	10/26/2030		24,966	24,704	25,064
Project Ruby Ultimate Parent Corp (7)	11300 Switzer Road Overland Park, KS 66210	SF + 2.75%	7.03%	3/10/2028		22,691	22,619	22,729
Proofpoint, Inc. (8)	925 W Maude Avenue, Sunnyvale, CA 94085	SF + 3.00%	7.16%	8/31/2028		16,954	16,808	17,042
Proofpoint, Inc. (8)(21)	925 W Maude Avenue, Sunnyvale, CA 94085	SF + 3.00%	7.16%	8/31/2028		2,000	1,990	2,010
QBS Parent Inc (4)(9)	811 Main Street, Suite 2200, Houston, TX 77002	SF + 4.50%	8.50%	6/3/2032		39,526	39,352	39,663
QBS Parent Inc (4)(6)(9)	811 Main Street, Suite 2200, Houston, TX 77002			6/3/2032		3,820	(17)	—
Quail Buyer, Inc. (4)(9)	3760 Haven Avenue, Menlo Park, CA 94025	SF + 5.00%	9.38%	10/1/2027		7,180	7,130	7,180
Quail Buyer, Inc. (4)(9)	3760 Haven Avenue, Menlo Park, CA 94025	SF + 5.00%	9.38%	10/1/2027		22,798	22,593	22,798
Red Planet Borrower, LLC (8)	900 Middlefield Rd, Floor 5, Redwood City, CA 94063	SF + 4.00%	8.16%	9/8/2032		5,487	5,433	5,350
Riley MergeCo LLC (4)(10)(23)	470 Nevada St, Auburn, CA 95603	SF + 8.30%	12.58%	9/23/2027		1,786	1,773	1,683
Riley MergeCo LLC (4)(6)(10)	470 Nevada St, Auburn, CA 95603			9/23/2027		197	(2)	(11)
Rocket Software Inc (8)	77 Fourth Avenue, Waltham, MA, 02451- 1468	SF + 3.75%	7.91%	11/28/2028		12,166	11,915	12,207
Severin Acquisition LLC (4)(9)	150 Parkshore Drive, Folsom, CA 95630	SF + 5.00% (incl 2.25% PIK)	9.16%	10/1/2031		303,937	301,389	303,937
Severin Acquisition LLC (4)(6)(9)	150 Parkshore Drive, Folsom, CA 95630			10/1/2031		44,454	(381)	—
Severin Acquisition LLC (4)(6)(9)	150 Parkshore Drive, Folsom, CA 95630	SF + 5.00% (incl 2.25% PIK)	9.16%	10/1/2031		63,054	10,046	10,627
Skywalker Purchaser, LLC (4)(6)(9)	201 W. Saint John St., Spartanburg, SC 29306			7/23/2031		24,424	(225)	64

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Skywalker Purchaser, LLC (4)(6)(9)	201 W. Saint John St., Spartanburg, SC 29306			7/23/2031		27,425	(137)	72
Smarsh Inc. (4)(6)(9)	851 SW 6TH Ave., Suite 800, Portland, OR 97204			2/16/2029		2,143	(31)	—
Smarsh Inc. (4)(9)	851 SW 6TH Ave., Suite 800, Portland, OR 97204	SF + 4.75%	8.75%	2/16/2029		22,500	22,291	22,499
Smarsh Inc. (4)(6)(9)	851 SW 6TH Ave., Suite 800, Portland, OR 97204	SF + 4.75%	8.75%	2/16/2029		3,214	876	900
Smarsh Inc. (4)(6)(9)	851 SW 6TH Ave., Suite 800, Portland, OR 97204			2/16/2029		2,143	(15)	—
Sophos Holdings LLC (5)(10)	The Pentagon, Abingdon Science Park, Abingdon OX14 3YP, UK	SF + 3.50%	7.78%	3/5/2027		2,359	2,357	2,365
Stack Sports Buyer, LLC (4)(9)	5360 Legacy Dr #150 Plano, TX 75024	SF + 5.25%	9.25%	3/31/2031		131,871	130,059	130,263
Stack Sports Buyer, LLC (4)(6)(9)	5360 Legacy Dr #150 Plano, TX 75024			3/31/2031		29,305	(421)	(357)
Stack Sports Buyer, LLC (4)(6)(9)	5360 Legacy Dr #150 Plano, TX 75024			3/31/2031		21,553	(296)	(263)
Storable Inc (7)	10900 Research Blvd., Suite 160C, Austin, TX 78759	SF + 3.25%	7.41%	4/16/2031		5,725	5,711	5,751
Tango Bidco SAS (4)(5)(6)(7)	8, Avenue Hoche, Paris, 75008, France			10/17/2031		EUR3,130	(49)	2
Tango Bidco SAS (4)(5)(6)(7)	8, Avenue Hoche, Paris, 75008, France	E + 5.25%	7.28%	10/17/2031		EUR16,592	11,699	13,452
Tango Bidco SAS (4)(5)(7)	8, Avenue Hoche, Paris, 75008, France	E + 5.25%	7.28%	10/17/2031		EUR41,812	44,696	49,098
Tango Bidco SAS (4)(5)(6)(7)	8, Avenue Hoche, Paris, 75008, France			10/17/2031		EUR7,161	(83)	5
Technology Growth Capital Pty Ltd (4)(5)(10)	447 Sutter St., Suite 405, #1015, San Francisco, CA, 94108	SF + 6.50%	10.79%	7/2/2030		30,127	29,471	30,047
Tricentis Operations Holdings Inc (4)(9)	5301 Southwest Parkway, Building 2, Suite 200, Austin, TX, 78735	SF + 6.25% (incl 4.88% PIK)	10.48%	2/11/2032		137,709	136,487	136,685
Tricentis Operations Holdings Inc (4)(6)(9)	5301 Southwest Parkway, Building 2, Suite 200, Austin, TX, 78735			2/11/2032		26,875	(257)	(200)
Tricentis Operations Holdings Inc (4)(6)(9)	5301 Southwest Parkway, Building 2, Suite 200, Austin, TX, 78735			2/11/2032		19,449	(177)	(145)
TriMech Acquisition Corp. (4)(10)	4991 Lake Brook Drive, Suite 300, Glen Allen, VA 23060	SF + 4.75%	8.75%	3/10/2028		20,951	20,816	20,951

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
TriMech Acquisition Corp. (4)(10)	4991 Lake Brook Drive, Suite 300, Glen Allen, VA 23060	SN + 4.75%	8.72%	3/10/2028		GBP35,609	43,307	47,869
TriMech Acquisition Corp. (4)(6)(14)	4991 Lake Brook Drive, Suite 300, Glen Allen, VA 23060	P + 3.75%	11.00%	3/10/2028		3,289	172	197
UKG Inc (7)	2000 Ultimate Way, Weston, FL 33326	SF + 2.50%	6.81%	2/10/2031		16,495	16,389	16,497
User Zoom Technologies, Inc. (4)(9)	10 Almaden Blvd, Ste. 250, San Jose, CA 95113	SF + 7.00%	11.13%	4/5/2029		18,948	18,747	18,948
WorkWave Intermediate II, LLC (4)(9)	101 Crawfords Corner Road Suite 2511-W, Holmdel, NJ 07733	SF + 6.25% (incl 3.13% PIK)	10.25%	9/30/2032		94,004	93,064	93,064
WorkWave Intermediate II, LLC (4)(6)(13)	101 Crawfords Corner Road Suite 2511-W, Holmdel, NJ 07733	SF + 5.75%	9.75%	9/30/2032		11,593	609	609
Zelis Payments Buyer, Inc. (7)	149 Newbury Street, 5th Floor Boston, MA 02116	SF + 2.75%	6.91%	9/28/2029		10,829	10,791	10,816
Zelis Payments Buyer, Inc. (7)	149 Newbury Street, 5th Floor Boston, MA 02116	SF + 3.25%	7.41%	11/26/2031		4,963	4,941	4,969
Zendesk Inc (4)(6)(9)	181 S. Fremont St., San Francisco, CA 94103	SF + 5.00%	9.00%	11/22/2028		39,259	11,755	12,277
Zendesk Inc (4)(9)	181 S. Fremont St., San Francisco, CA 94103	SF + 5.00%	9.00%	11/22/2028		159,807	158,142	159,807
Zendesk Inc (4)(6)(9)	181 S. Fremont St., San Francisco, CA 94103			11/22/2028		17,940	(188)	—

							5,059,554	5,172,823	44.14%

Technology Hardware and Equipment
Altar Bidco Inc (8)	15 Elizabeth Drive, Chelmsford, MA 0182	SF + 3.10%	7.08%	2/1/2029		8,712	8,675	8,722
CC WDW Borrower, Inc. (4)(10)	11010 Prairie Lakes Drive, Suite 155, Eden Prairie, MN 55344	SF + 6.75%	11.21%	1/27/2028		44,303	43,768	43,913
CC WDW Borrower, Inc. (4)(6)(10)	11010 Prairie Lakes Drive, Suite 155, Eden Prairie, MN 55344	SF + 6.75%	11.21%	1/27/2028		5,122	2,707	2,721
CC WDW Borrower, Inc. (4)(10)	11010 Prairie Lakes Drive, Suite 155, Eden Prairie, MN 55344	SF + 6.75%	10.90%	1/27/2028		2,300	2,300	2,280
TechInsights Inc (4)(5)(10)	1891 Robertson Road, Suite 500, Ottawa, ON K2H 5B7, Canada	SF + 6.31%	10.46%	11/9/2027		2,507	2,487	2,507
TechInsights Inc (4)(5)(10)	1891 Robertson Road, Suite 500, Ottawa, ON K2H 5B7, Canada	SF + 6.31%	10.46%	11/9/2027		965	957	965

							60,894	61,108	0.52%

Telecommunications Equipment
Guardian US Holdco LLC (8)	550 West 34th Street, 48th Floor, New York, NY 10001	SF + 3.50%	7.50%	1/31/2030		7,821	7,722	7,835

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Ribbon Communications Operating Company, Inc (4)(5)(10)	6500 Chase Oaks Blvd., Suite 100, Plano, TX 75023	SF + 6.25%	10.41%	6/21/2029		55,345	54,522	55,872
Ribbon Communications Operating Company, Inc (4)(5)(6)(10)	6500 Chase Oaks Blvd., Suite 100, Plano, TX 75023			6/21/2029		6,365	(95)	—

							62,149	63,707	0.54%

Telecommunications Service Providers
CCI Buyer, Inc. (4)(6)(9)	9363 E Bahia Drive, Scottsdale, AZ 85260			5/13/2032		23,387	(221)	(186)
CCI Buyer, Inc. (4)(9)	9363 E Bahia Drive, Scottsdale, AZ 85260	SF + 5.00%	9.00%	5/13/2032		303,985	301,112	301,561
Directv Financing, LLC (9)	2260 E Imperial Hwy, El Segundo, CA 90245	SF + 5.00%	9.57%	8/2/2027		806	799	807
Meriplex Communications, LTD (4)(9)	10111 Richmond Avenue, Suite 500 Houston, TX 77042	SF + 5.00%	9.26%	7/17/2028		13,608	13,509	13,025
Meriplex Communications, LTD (4)(9)	10111 Richmond Avenue, Suite 500 Houston, TX 77042	SF + 5.00%	9.26%	7/17/2028		2,882	2,865	2,759
Meriplex Communications, LTD (4)(9)	10111 Richmond Avenue, Suite 500 Houston, TX 77042	SF + 5.00%	9.26%	7/17/2028		1,143	1,135	1,094

							319,199	319,060	2.72%

Travel and Leisure
ClubCorp Holdings Inc (4)(10)	5221 North O’Connor Blvd., Suite 300, Irving, TX 75039	SF + 5.00%	9.16%	7/9/2032		125,011	123,196	123,196
ClubCorp Holdings Inc (4)(6)(10)	5221 North O’Connor Blvd., Suite 300, Irving, TX 75039			7/9/2032		8,153	(120)	(118)
ClubCorp Holdings Inc (4)(6)(10)	5221 North O’Connor Blvd., Suite 300, Irving, TX 75039			7/10/2031		16,153	(233)	(233)
Crunch Holdings LLC (4)(9)	22 West 19th Street, 3rd Floor, New York, NY 10011	SF + 4.75%	8.91%	9/26/2031		58,500	58,222	58,661
Crunch Holdings LLC (4)(6)(9)	22 West 19th Street, 3rd Floor, New York, NY 10011			9/26/2031		7,922	(38)	—
Fertitta Entertainment LLC/NV (8)	129 Fremont Street, Las Vegas, NV 89101	SF + 3.25%	7.41%	1/27/2029		9,777	9,581	9,774
Flynn Restaurant Group LP (7)	225 Bush Street, Suite 1800 San Francisco, CA 94104	SF + 3.75%	7.91%	1/28/2032		20,091	20,000	20,146

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Havila Kystruten Operations AS (4)(5)(15)	Mjølstadnesvegen 6092 Fosnavåg, Norway	E + 6.50%	9.00%	1/26/2027		EUR23,844	22,359	24,872
HB AcquisitionCo Pty Ltd (4)(5)(8)	235 North Terrace, Adelaide, South Australia 5000, AU	B + 6.50%	10.24%	8/7/2029		AUD32,211	21,266	20,962
HB AcquisitionCo Pty Ltd (4)(5)(6)(8)	235 North Terrace, Adelaide, South Australia 5000, AU	B + 6.50%	10.12%	8/7/2029		AUD3,579	1,362	1,382
IRB Holding Corp. (9)	3 Glenlake Pkwy, Atlanta, GA 30328	SF + 2.50%	6.66%	12/15/2027		2,650	2,650	2,653
LC Ahab US Bidco LLC (7)	4500 Park Granada, Calabasas, CA 91302	SF + 3.00%	7.16%	5/1/2031		10,112	9,957	10,122
Legends Hospitality Holding Company, LLC (4)(9)	61 Broadway, Suite 2400, New York, NY 10006	SF + 5.50% (incl 2.75% PIK)	9.71%	8/22/2031		95,812	93,578	94,367
Legends Hospitality Holding Company, LLC (4)(6)(9)	61 Broadway, Suite 2400, New York, NY 10006	SF + 5.50% (incl 2.75% PIK)	9.71%	8/22/2031		5,513	3,314	3,332
Legends Hospitality Holding Company, LLC (4)(6)(9)	61 Broadway, Suite 2400, New York, NY 10006	SF + 5.00%	9.16%	8/22/2030		14,733	1,233	1,047
Saga Mid Co Limited (4)(5)(10)	Saga plc, 3 Pancras Square, London, N1C 4AG	SN + 6.75%	10.73%	2/27/2031		GBP100,868	124,255	135,862
Saga Mid Co Limited (4)(5)(6)(10)	Saga plc, 3 Pancras Square, London, N1C 4AG			2/27/2031		GBP30,110	(901)	79
Saga Mid Co Limited (4)(5)(6)(10)	Saga plc, 3 Pancras Square, London, N1C 4AG			2/27/2031		GBP4,998	(147)	13
The One Group, LLC (4)(10)	1624 Market St. STE. 311, Denver, CO 80202	SF + 6.50%	10.81%	5/1/2029		50,092	49,018	49,455
The One Group, LLC (4)(6)(7)	1624 Market St. STE. 311, Denver, CO 80202	SF + 6.00%	10.16%	10/31/2028		6,649	778	758
Travel Leaders Group, LLC (4)(14)	3033 Campus Drive, Suite W320, Plymouth, MN 55441	SF + 7.50% (incl 3.50% PIK)	11.76%	3/27/2028		142,722	141,047	142,780
Voyager Parent LLC (7)	9 West 57th Street, 41st Floor, New York, New York, 10019	SF + 4.75%	8.75%	7/1/2032		14,819	14,390	14,868

							694,767	713,978	6.09%

Total First Lien Debt							$22,752,168	$22,979,765	196.07%

Second Lien Debt

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Industrial Support Services
Sedgwick Claims Management Services Inc (4)(7)	8125 Sedgwick Way Memphis, TN 38125	SF + 5.00%	9.20%	7/30/2032		$25,000	$24,783	$25,181

							24,783	25,181	0.21%

Total Second Lien Debt							$24,783	$25,181	0.21%

Other Secured Debt
Asset Based Lending and Fund Finance
Inflexion BFVI Financing Limited (4)(5)(7)	47 Queen Anne Street, London, W1G 9JG, United Kingdom	SN + 4.50% PIK	8.47%	4/30/2030		GBP21,240	$27,802	$28,357
Inflexion BFVI Financing Limited (4)(5)(7)	47 Queen Anne Street, London, W1G 9JG, United Kingdom	SN + 4.50% PIK	8.47%	4/30/2030		GBP19,051	25,543	25,434
TPG VIII Merlin New Holdings I, L.P. (4)(5)(10)	2260 E Imperial Hwy, El Segundo, CA 90245	SF + 6.50%	10.79%	3/15/2027		37,017	36,658	36,803

							90,003	90,594	0.77%

Investment Banking and Brokerage Services
Stanford Midco Limited (4)(5)(7)	20 Fenchurch St, EC3M 3BY, London, United Kingdom	SN + 10.00% PIK	13.99%	8/5/2026		GBP16,916	22,111	22,356

							22,111	22,356	0.19%

Media
Chord Searchlight, L.P (4)(5)(6)(10)	745 Fifth Avenue, 26th Floor, New York, NY 10151	SF + 6.25% (incl 4.34% PIK)	10.48%	7/16/2030		110,725	67,791	67,808

							67,791	67,808	0.58%

Real Estate Investment and Services
Link Apartments Opportunity Zone REIT, LLC (4)(16)	4601 Park Road, Ste 450, Charlotte, NC 28209	SF + 7.50%	11.50%	12/27/2029		16,371	16,093	16,201

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Link Apartments Opportunity Zone REIT, LLC (4)(6)(16)	4601 Park Road, Ste 450, Charlotte, NC 28209	SF + 7.50%	11.50%	12/27/2029		9,355	6,390	6,451

							22,483	22,652	0.19%

Total Other Secured Debt							$202,388	$203,410	1.73%

Unsecured Debt
Consumer Services
Wildcat Car Wash Holdings, LLC (4)(7)	888 7th Avenue, 37th Floor New York, New York 10106	15.00% PIK	15.00%	7/16/2029		$17,327	$17,327	$17,327

							17,327	17,327	0.15%

Health Care Providers
VetCor Group Holdings LLC (4)(7)	141 Longwater Dr, Suite 108, Norwell, MA 02061	13.75 % PIK	13.75%	9/3/2030		1,136	1,124	1,061
VetCor Group Holdings LLC (4)(7)	141 Longwater Dr, Suite 108, Norwell, MA 02061	13.75% PIK	13.75%	9/3/2030		358	355	334
VetCor Group Holdings LLC (4)(7)	141 Longwater Dr, Suite 108, Norwell, MA 02061	14.75% PIK	14.75%	9/3/2030		310	305	300

							1,784	1,695	0.01%

Medical Equipment and Services
DCA Acquisition Holdings LLC (4)(7)(19)	6240 Lake Osprey Dr, Sarasota, FL 34240	13.13% PIK		12/28/2032		1,190	1,176	128
DCA Acquisition Holdings LLC (4)(7)(19)	6240 Lake Osprey Dr, Sarasota, FL 34240	13. 13% PIK		12/28/2032		112	111	12
DCA Acquisition Holdings LLC (4)(7)(19)	6240 Lake Osprey Dr, Sarasota, FL 34240	13.13% PIK		12/28/2032		202	198	22

							1,485	162	0.00%

Non-life Insurance

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (7)	18100 Von Karman Avenue 10th Floor, Irvine, CA 92612	6.75%	6.75%	10/15/2027		6,255	5,984	6,273

							5,984	6,273	0.05%

Real Estate Investment and Services
Associations Finance, Inc. (4)(7)	5401 N Central Expy, Ste 300, Dallas, TX, 75205	14.25% PIK	14.25%	5/3/2030		9,947	9,916	9,947
Associations Finance, Inc. (4)(7)	5401 N Central Expy, Ste 300, Dallas, TX, 75205	14.25% PIK	14.25%	5/3/2030		3,799	3,787	3,799

							13,703	13,746	0.12%

Software and Computer Services
Elements Midco 1 Limited (4)(5)(8)	470 London Road, Slough, Berkshire SL3 8QY, UK	SN + 8.25% PIK	12.22%	4/29/2032		GBP1,856	2,303	2,495

							2,303	2,495	0.02%

Telecommunications Service Providers
CCO Holdings LLC / CCO Holdings Capital Corp (7)	400 Washington Blvd., Stamford, CT 06902	5.50%	5.50%	5/1/2026		7,000	7,018	6,996

							7,018	6,996	0.06%

Total Unsecured Debt							$49,604	$48,694	0.41%

Structured Finance
Structured Finance Investments
720 East CLO V Ltd (5)(7) - Class E	c/o Appleby Global Services (Cayman) Limited 71 Fort Street P.O. Box 500 Grand Cayman KY1-1106 Cayman Islands	SF + 6.30%	10.63%	7/20/2037		$4,000	$4,000	$4,100
ABPCI Direct Lending Fund CLO XVII LLC (5)(7) - Class E	c/o THE CORPORATION TRUST COMPANY, CORPORATION TRUST CENTER 1209 ORANGE ST, WILMINGTON, 19801	SF + 8.00%	12.30%	8/1/2036		3,500	3,519	3,593
Alp CFO 2025, L.P. (4)(5)(7) - Class A	One Vanderbilt Avenue, Suite 3400, New York, NY 10017	7.09%	7.09%	7/15/2037		1,000	1,000	1,000

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Alp CFO 2025, L.P. (4)(5)(7) - Class B	One Vanderbilt Avenue, Suite 3400, New York, NY 10017	9.44%	9.44%	7/15/2037		12,500	12,500	12,500
Alp CFO 2025, L.P. (4)(5)(7) - Class C	One Vanderbilt Avenue, Suite 3400, New York, NY 10017	12.24%	12.24%	7/15/2037		16,000	16,000	16,000
AMMC CLO 21 LTD (5)(7) - Class E	PO Box 1093, Queensgate House, South Church Street, George Town, KY1-1102, Cayman Islands	SF + 6.76%	11.06%	11/2/2030		4,126	3,783	4,157
AMMC CLO XII Ltd (5)(7) - Class ER	c/o MapleFS Limited, PO Box 1093, Queensgate House, Grand Cayman, George Town, KY1-1102, KY	SF + 6.44%	10.67%	11/10/2030		2,000	2,002	2,010
ARES CLO Ltd (5)(7) - Class E	c/o MaplesFS Limited P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102 Cayman Islands	SF + 6.70%	11.03%	4/20/2037		5,000	5,000	5,082
Ares Secondaries Pbn Finance Co IV LLC (4)(5)(6)(7) - Class A	1521 CONCORD PIKE SUITE 201, WILMINGTON, Delaware, 19803	SF + 2.90%	7.19%	4/14/2039		1,000	10	10
Ares Secondaries Pbn Finance Co IV LLC (4)(5)(6)(7) - Class C	1521 CONCORD PIKE SUITE 201, WILMINGTON, Delaware, 19803	SF + 8.50%	12.79%	4/14/2039		5,000	52	52
Bain Capital Credit CLO 2024-3 Ltd (5)(7) - Class E	C/O MaplesFS Limited, PO Box 1093, Queensgate House, Grand Cayman, George Town, KY1-1102, KY	SF + 6.25%	10.57%	7/16/2037		2,000	2,000	2,036
Barings CLO Ltd 2024-IV (5)(7) - Class E	190 Elgin Avenue, Grand Cayman, George Town, KY1-9008, KY	SF + 5.95%	10.28%	10/20/2037		4,500	4,500	4,569
Benefit Street Partners CLO XXXVI Ltd (5)(7) - Class E1	c/o MaplesFS Limited, PO Box 1093, Queensgate House, Grand Cayman, George Town, KY1-1102, KY	SF + 5.50%	9.82%	1/25/2038		4,750	4,750	4,782
Columbia Cent CLO 33 Ltd (5)(7) - Class E	Maples Fiduciary Services (Jersey) Limited, 2nd Floor, Sir Walter Raleigh House, 48-50 Esplanade, St. Helier, JE2 3QB, Jersey, Channel Islands	SF + 7.16%	11.49%	4/20/2037		2,000	1,964	2,017
Dryden 108 CLO Ltd (5) - Subordinated Note	2nd Floor Sir Walter Raleigh House, 48-50 Esplanade, St. Helier, JE2 3QB, Jersey			7/18/2035		2,900	2,291	2,030

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Fort Washington CLO 2019-1 (5)(7) - Class ER2	303 Broadway, Suite 1200, Cincinnati, Ohio 45202	SF + 7.99%	12.32%	10/20/2037		4,500	4,560	4,593
Monroe Capital Mml Clo XVII Ltd (5)(7) - Class E	PO Box 536, 13-14 Esplande, JE4 5UR, St. Helier, JE | Jersey	SF + 7.91%	12.23%	1/15/2037		5,000	4,907	5,102
Monroe Capital Mml Clo XVII Ltd (5)(7) - Class D	PO Box 536, 13-14 Esplande, JE4 5UR, St. Helier, JE | Jersey	SF + 4.65%	8.97%	1/15/2037		1,000	1,000	1,009
Ocp Clo 2024-33 Ltd (5)(7) - Class E	PO Box 536, 13-14 Esplande, JE4 5UR, St. Helier, JE | Jersey	SF + 6.00%	10.33%	7/20/2037		5,000	5,000	5,126
Octagon 52 Ltd (5)(7) - Class ER	250 Park Avenue, 15th Floor, New York, NY 10177	SF + 7.33%	11.65%	7/23/2037		3,000	2,973	3,041
Octagon 63 Ltd (5)(7) - Class E	250 Park Avenue, 15th Floor, New York, NY 10177	SF + 6.50%	10.83%	7/20/2037		3,000	3,000	3,075
Rad CLO Ltd (5)(7) - Class E	c/o MaplesFS Limited P.O. Box 1093, Boundary Hall Cricket Square Grand Cayman, KY1-1102 Cayman Islands	SF + 6.51%	10.83%	4/15/2034		2,500	2,504	2,522
Shackleton 2019-XV CLO Ltd (5)(7) - Class ER	C/O Walkers Fiduciary Limited, 190 Elgin Avenue, Grand Cayman, George Town, KY1-9008, Cayman Islands	SF + 6.92%	11.24%	1/15/2032		3,000	2,724	3,023
Voya CLO Ltd (5)(7) - Class E	PO Box 1093, Queensgate House, South Church Street, George Town, KY1-1102, Cayman Islands	SF + 6.00%	10.33%	7/20/2037		4,000	4,000	4,042

							94,039	95,471	0.81%

Total Structured Finance							$94,039	$95,471	0.81%

Equity Investments
Consumer Services
CG Parent Intermediate Holdings, Inc. (4)(22) - Preferred Stock	399 S Spring Ave. 108 St. Louis, Missouri 63110				0.48%	2,000	$1,940	$2,574
Club Car Wash Preferred, LLC (4)(7)(22) - Preferred Stock	1591 East Prathersville Road, Columbia, MO 65201	15.00% PIK	15.00%		11.62%	15,672	15,672	15,672

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Club Car Wash Preferred, LLC (4)(7)(22) - Preferred Stock	1591 East Prathersville Road, Columbia, MO 65201	15.00% PIK	15.00%		9.28%	8,817	8,817	8,817
Rapid Express Preferred, LLC (4)(7)(22) - Preferred Stock	12055 Farm to Market Rd 2154, College Station, TX 77845	15.00% PIK	15.00%		11.33%	6,876	6,876	6,876
Rapid Express Preferred, LLC (4)(7)(22) - Preferred Stock	12055 Farm to Market Rd 2154, College Station, TX 77845	15.00% PIK	15.00%		9.28%	2,784	2,784	2,784
Thrasio Holdings, Inc. (4)(22) - Common Stock	85 West St, Suite 4 Walpole, MA 02081				0.38%	19,015	—	—

							36,089	36,723	0.31%

Gas, Water and Multi-utilities
Eagle LNG Partners Jacksonville II LLC (4)(22) - Warrants	4400 Post Oak Parkway, Suite 420, Houston, Texas 77027				—%	—	—	—
ELNG Equity LLC (4)(22) - Warrants	4400 Post Oak Parkway, Suite 420, Houston, Texas 77027				0.05%	78,038	—	—
ELNG Equity LLC (4)(22) - Warrants	4400 Post Oak Parkway, Suite 420, Houston, Texas 77027				1.66%	31,427	—	—

							—	—	0.00%

Health Care Providers
Eating Recovery Center TopCo, LLC (4)(22) - Class A Common Units	7351 E. Lowry Blvd, Ste 200, Denver, CO 80230				3.53%	3,528	4,634	2,428

							4,634	2,428	0.02%

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
							—	—	0.00%
Industrial Support Services
BCPE Virginia Holdco, Inc. (4)(22) - Preferred Stock	1676 International Drive Suite 800, McLean, VA 22102				0.40%	2,000	1,960	2,601

							1,960	2,601	0.02%

Media
AMR GP Holdings Ltd (4)(5)(22) - Ordinary Shares	Dadford Road, Silverstone, Northamptonshire NN12 8TJ United Kingdom				0.05%	168	1,008	1,249
OneTeam Partners, LLC (4)(7)(22) - Class D Units	1901 L Street, NW 7th Floor, Washington, DC 20036	8.00%	8.00%		0.20%	177,651	947	1,208

							1,955	2,457	0.02%

Pharmaceuticals and Biotechnology
Creek Feeder, L.P. (4)(22) - LP Interest	200 Crossing Boulevard, 7th Floor, Bridgewater, New Jersey 08807				0.34%	9,000	9,000	9,000

							9,000	9,000	0.08%

Telecommunications Service Providers
CCI Topco, Inc. (4)(22) - Preferred Stock	9363 E Bahia Drive, Scottsdale, AZ 85260				0.38%	20	1,960	2,104

							1,960	2,104	0.02%

Travel and Leisure
The One Group Hospitality, Inc. (4)(22) - Preferred Stock	1624 Market St. STE. 311, Denver, CO 80202				0.63%	1,000	877	1,102
The One Group Hospitality, Inc. (22) - Warrants	1624 Market St. STE. 311, Denver, CO 80202				0.03%	11,911	61	35
The One Group Hospitality, Inc. (4)(22) - Warrants	1624 Market St. STE. 311, Denver, CO 80202				0.02%	6,667	12	2

							950	1,139	0.01%

Total Equity Investments							$56,548	$56,452	0.48%

Total Investments - Non-Controlled/Non-Affiliated							$23,179,530	$23,408,973	199.74%

Non-Controlled/Affiliated Investments
First Lien Debt
Consumer Services
Wash & Wax Systems LLC (4)(10)(20)	8400 Belleview Dr, 210, Plano, TX 75024	SF + 5.50%	9.81%	4/30/2028		$14,450	$14,450	$14,450

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Wash & Wax Systems LLC (4)(6)(10)(20)	8400 Belleview Dr, 210, Plano, TX 75024	SF + 5.50%	9.81%	4/30/2028		947	(1)	19

							14,449	14,469	0.12%

Industrial Support Services
Galaxy US Opco Inc (5)(8)(20)	100 Cambridge St, 14th floor, Boston, MA 02114	SF + 5.75% (incl 3.75% PIK)	10.06%	7/31/2030		11,593	11,439	10,593
Logo Holdings III Corporation (4)(10)(20)	626 West Main Street Suite 400 Louisville, KY 40202	SF + 7.50% PIK	11.80%	5/1/2028		5,397	5,249	5,397

							16,688	15,990	0.14%

Software and Computer Services
New Era Technology Inc (4)(10)(19)(20)	1370 Avenue of the Americas, 10th Floor, New York, NY 10019	SF + 6.25% PIK		6/30/2030		7,488	7,488	7,488

							7,488	7,488	0.06%

Travel and Leisure
Artemis Bidco Limited (4)(5)(7)(19)(20)	The Maylands Building, 200 Maylands Avenue, Hemel Hempstead, HP2 7TG, England, United Kingdom	SN + 6.00% PIK		9/8/2028		GBP1,124	1,542	1,511
Artemis Bidco Limited (4)(5)(7)(19)(20)	The Maylands Building, 200 Maylands Avenue, Hemel Hempstead, HP2 7TG, England, United Kingdom	SN + 6.00% PIK		9/8/2028		GBP1,166	1,599	1,567
Artemis Bidco Limited (4)(5)(7)(19)(20)	The Maylands Building, 200 Maylands Avenue, Hemel Hempstead, HP2 7TG, England, United Kingdom	SN + 6.00% PIK		9/8/2028		GBP1,931	2,649	2,596
Artemis Bidco Limited (4)(5)(6)(7)(19)(20)	The Maylands Building, 200 Maylands Avenue, Hemel Hempstead, HP2 7TG, England, United Kingdom	SN + 6.00% PIK		9/8/2028		GBP1,461	70	90
Artemis Bidco Limited (4)(5)(7)(19)(20)	The Maylands Building, 200 Maylands Avenue, Hemel Hempstead, HP2 7TG, England, United Kingdom	SN + 6.00% PIK		9/8/2028		GBP790	997	1,063

							6,857	6,827	0.06%

Total First Lien Debt							$45,482	$44,774	0.38%

Second Lien Debt
Industrial Support Services

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Logo Holdings III Corporation (4)(10)(20)	626 West Main Street Suite 400 Louisville, KY 40202	SF + 7.50% PIK	11.80%	10/30/2028		$1,932	$1,881	$1,932

							1,881	1,932	0.02%

Total Second Lien Debt							$1,881	$1,932	0.02%

Other Secured Debt
Consumer Services
Wash & Wax Holdings LLC (4)(7)(20)	8400 Belleview Dr, 210, Plano, TX 75024	12.00% PIK	12.00%	7/30/2028		$9,468	$9,468	$9,468

							9,468	9,468	0.08%

Total Other Secured Debt							$9,468	$9,468	0.08%

Equity Investments
Consumer Services
Wash & Wax Group LP (4)(20)(22) - Class A Common Units	8400 Belleview Dr, 210, Plano, TX 75024				6.31%	6,312	$8,547	$8,547

							8,547	8,547	0.07%

Industrial Support Services
Southern Graphics Holdings LLC (4)(20)(22) - Class A Units	626 West Main Street Suite 400 Louisville, KY 40202				2.74%	274	2,333	3,918
Velocity Cayman Holding L.P. (4)(5)(20)(22) -Class A-1 Units	100 Cambridge St, 14th floor, Boston, MA 02114				0.60%	91,605	2,224	2,450
Velocity Cayman Holding L.P. (4)(5)(20)(22) -Class A-2 Units	100 Cambridge St, 14th floor, Boston, MA 02114				2.25%	159,628	3,938	3,938
Velocity Cayman Holding L.P. (4)(5)(20)(22) -Class A-3 Units	100 Cambridge St, 14th floor, Boston, MA 02114				0.24%	36,642	—	—
Velocity Cayman Holdings GP LLC (4)(5)(20)(22) - Class A-1 Units	100 Cambridge St, 14th floor, Boston, MA 02114				0.60%	91,605	—	—

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Velocity Cayman Holdings GP LLC (4)(5)(20)(22) -Class A-2 Units	100 Cambridge St, 14th floor, Boston, MA 02114				2.25%	159,628	—	—
Velocity Cayman Holdings GP LLC (4)(5)(20)(22) -Class A-3 Units	100 Cambridge St, 14th floor, Boston, MA 02114				0.24%	36,642	—	—

							8,495	10,306	0.09%

Software and Computer Services
NE SPV Holdco, LLC (4)(20)(22) - Common Units	1370 Avenue of the Americas, 10th Floor, New York, NY 10019				3.46%	7,185	—	—
NE SPV Holdco, LLC (4)(20)(22) - Preferred Units	1370 Avenue of the Americas, 10th Floor, New York, NY 10019				3.46%	7,185	5,239	5,239

							5,239	5,239	0.04%

Travel and Leisure
Ark Newco Limited (4)(5)(20)(22) - A2 Ordinary Shares	The Maylands Building, 200 Maylands Avenue, Hemel Hempstead, HP2 7TG, England, United Kingdom				15.49%	1,291	—	—
Ark Newco Limited (4)(5)(20)(22) - Preferred Stock	The Maylands Building, 200 Maylands Avenue, Hemel Hempstead, HP2 7TG, England, United Kingdom				5.17%	7,884,250	10,210	10,006
SLF V AD1 Holdings, LLC (4)(20)(21)(22) - LLC Interest	1955 Harrison St #200 Hollywood, FL 33020				11.54%	10,101	9,891	9,259

							20,101	19,265	0.16%

Total Equity Investments							$42,382	$43,357	0.36%

Total Investments—Non-Controlled/Affiliated							$99,213	$99,531	0.85%

Controlled/Affiliated Investments
Investments in Joint Ventures
ULTRA III, LLC (5)(20)(22) - LLC Interest	40 West 57th Street, New York, NY 10019				87.50%		$306,422	$328,116

Total Investments in Joint Ventures							$306,422	$328,116	2.80%

Company (1)	Address	Reference Rate and Spread (2)	Interest Rate (2)	Maturity Date	% of Class Held at 9/30/2025	Par Amount/Units	Amortized Cost (3)	Fair Value	Percentage of Net Assets
Total Investments - Controlled/Affiliated							$306,422	$328,116	2.80%

Total Investment Portfolio							$23,585,165	$23,836,620	203.39%

Cash and Cash Equivalents
J.P. Morgan U.S. Government Fund, Institutional Shares (5)			3.99%			$289,805	$289,805	$289,805
Cash							129,523	129,523

Total Cash and Cash Equivalents							$419,328	$419,328	3.58%

Total Investment Portfolio, Cash and Cash Equivalents							$24,004,493	$24,255,948	206.97%

(1)

Unless otherwise indicated, issuers of debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in U.S. dollars. As of September 30, 2025, the Company had investments denominated in Canadian Dollars (“CAD”), Euros (“EUR”), British Pounds (“GBP”), Japanese Yen (“JPY”), Swedish Krona (“SEK”), Norwegian Krone (“NOK”), Singapore Dollar (“SGD”), and Australian Dollars (“AUD”). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments and the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral under its credit facilities and debt securitization issuances unless otherwise indicated.

(2)

The majority of the investments bear interest at a rate that may be determined by reference to the Prime Rate (“Prime” or “P”), Sterling Overnight Index Average (“SONIA” or “SN”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR” or “SF”), Canadian Overnight Repo Rate Average (“CORRA” or “C”), Singapore Overnight Rate Average (“SORA”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Tokyo Overnight Average Rate (“TONA” or “TN”), or Bank Bill Swap Bid Rate (“BBSY” or “B”) which reset daily, monthly, quarterly, semiannually or annually. For each such investment, the Company has provided the spread over Prime, SONIA, Euribor, SOFR, CORRA, SORA, STIBOR, TONA, NIBOR, or BBSY and the current contractual interest rate in effect at September 30, 2025. Certain investments are subject to a Prime, or SOFR interest rate floor, or rate cap. Certain investments contain a payment-in-kind (“PIK”) provision. SOFR-based contracts may include a credit spread adjustment, which is included within the stated all-in interest rate, if applicable, that is charged in addition to the base rate and the stated spread.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by the Adviser as the Company’s valuation designee, subject to the oversight of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

The investment is not a qualifying asset, in whole or in part, under Section 55(a) of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”). The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2025, non-qualifying assets represented 22.3% of total assets as calculated in accordance with regulatory requirements.

(6)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See footnote 6 to the Fund’s Consolidated Schedule of Investments in its Quarterly Report on Form 10-Q for the period ended September 30, 2025 for more information on the Company’s unfunded commitments.

(7)	There are no interest rate floors on these investments.

(8)	The interest rate floor on these investments as of September 30, 2025 was 0.50%.
(9)	The interest rate floor on these investments as of September 30, 2025 was 0.75%.
(10)	The interest rate floor on these investments as of September 30, 2025 was 1.00%.
(11)	The interest rate floor on these investments as of September 30, 2025 was 1.25%.
(12)	The interest rate floor on these investments as of September 30, 2025 was 1.50%.
(13)	The interest rate floor on these investments as of September 30, 2025 was 1.75%.
(14)	The interest rate floor on these investments as of September 30, 2025 was 2.00%.
(15)	The interest rate floor on these investments as of September 30, 2025 was 2.50%.
(16)	The interest rate floor on these investments as of September 30, 2025 was 3.00%.
(17)	The interest rate floor on these investments as of September 30, 2025 was 3.25%.
(18)	The interest rate floor on these investments as of September 30, 2025 was 3.75%.
(19)	Loan was on non-accrual status as of September 30, 2025.
(20)

Under the 1940 Act, the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or holds the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns between 5% and 25% or if the Company and/or its affiliates owns 25% or more, inclusive of the portfolio company’s outstanding voting securities. For purposes of determining the “control” classification of its investment portfolio, the Company has excluded consideration of any voting securities or board appointment rights held by third-party investment funds advised by the Adviser and/or its affiliates. As of September 30, 2025, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair Value as of December 31, 2024	Gross Additions(a)	Gross Reductions(b)	Change in Unrealized Gains (Loss)	Net Realized Gain (Loss)	Fair Value as of September 30, 2025	Dividend and Interest Income
Non-Controlled/Affiliated Investments
Logo Holdings III Corporation	$7,386	$—	$(57)	$—	$—	$7,329	$—
Southern Graphics Holdings LLC	3,069	—	—	849	—	3,918	—
Velocity Cayman Holding L.P.	—	6,162	—	226	—	6,388	—
Velocity Cayman Holdings GP LLC	—	—	—	—	—	—	—
Galaxy US Opco Inc	—	12,528	(2,330)	395	—	10,593	928
Artemis Bidco Limited	—	6,963	—	(136)	—	6,827	—
Ark Newco Limited	—	10,210	—	(204)	—	10,006	—
Wash & Wax Systems LLC	—	14,505	(56)	20	—	14,469	—
Wash & Wax Holdings LLC	—	9,468	—	—	—	9,468	—
Wash & Wax Group LP	—	8,547	—	—	—	8,547	—
New Era Technology Inc	—	7,488	—	—	—	7,488	—
NE SPV Holdco, LLC	—	5,239	—	—	—	5,239	—
SLF V AD1 Holdings, LLC	9,514	—	—	(255)	—	9,259	—

Total Non-Controlled/Affiliated Investments	$19,969	$81,110	$(2,443)	$895	$—	$99,531	$928

Controlled/Affiliated Investments
Majority Owned Subsidiaries
ULTRA III, LLC	$320,350	$11,062	$(2,387)	$(909)	$—	$328,116	$34,566

Total Controlled/Affiliated Investments	$320,350	$11,062	$(2,387)	$(909)	$—	$328,116	$34,566

(a)

Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.

(b)

Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.

(21)	These investments are not pledged as collateral under the Credit Facilities, the 2023 CLO Secured Notes, the 2024 CLO Secured Notes, the 2025 CLO Secured Debt, and/or the 2025-4 CLO Secured Notes.
(22)

Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted security” under the Securities Act. As of September 30, 2025, the aggregate fair value of these securities is $427,925, or 3.65% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
CG Parent Intermediate Holdings, Inc.	Senior Preferred Stock	November 20, 2023
Club Car Wash Preferred, LLC	Preferred Stock	November 15, 2023
Club Car Wash Preferred, LLC	Preferred Stock	November 15, 2023
Rapid Express Preferred, LLC	Preferred Stock	November 15, 2023
Rapid Express Preferred, LLC	Preferred Stock	November 15, 2023
Thrasio Holdings, Inc.	Common Stock	June 18, 2024
Eagle LNG Partners Jacksonville II LLC	Warrants	March 8, 2023
ELNG Equity LLC	Warrants	April 26, 2024

Portfolio Company	Investment	Acquisition Date
ELNG Equity LLC	Warrants	September 25, 2025
Eating Recovery Center TopCo, LLC	Class A Common Units	March 31, 2025
BCPE Virginia HoldCo, Inc.	Senior Preferred Stock	December 14, 2023
AMR GP Holdings Ltd	Ordinary Shares	July 9, 2024
OneTeam Partners, LLC	Preferred Equity-Class D Units	September 15, 2022
Creek Feeder, L.P.	LP Interest	December 16, 2024
CCI Topco, Inc.	Series B Preferred Stock	May 13, 2025
The ONE Group Hospitality, Inc.	A-2 Warrants	May 1, 2024
The ONE Group Hospitality, Inc.	B-2 Warrants	May 1, 2024
The ONE Group Hospitality, Inc.	Series A Preferred Stock	May 1, 2024
Wash & Wax Group LP	Class A Common Units	April 30, 2025
Southern Graphics Holdings LLC	Class A Units	April 28, 2023
Velocity Cayman Holding L.P.	Class A-1 Units	February 24, 2025
Velocity Cayman Holding L.P.	Class A-2 Units	February 24, 2025
Velocity Cayman Holding L.P.	Class A-3 Units	February 24, 2025
Velocity Cayman Holdings GP LLC	Class A-1 Units	February 24, 2025
Velocity Cayman Holdings GP LLC	Class A-2 Units	February 24, 2025
Velocity Cayman Holdings GP LLC	Class A-3 Units	February 24, 2025
NE SPV Holdco, LLC	Common Units	August 21, 2025
NE SPV Holdco, LLC	Preferred Units	August 21, 2025
Ark Newco Limited	A2 Ordinary Shares	June 27, 2025
Ark Newco Limited	Preferred Stock	June 27, 2025
SLF V AD1 Holdings, LLC	LLC Interest	September 6, 2023
ULTRA III, LLC	LLC Interest	June 1, 2023

(23)

Reflects a “last out” tranche of the portfolio company’s senior term debt. In exchange for the greater risk of loss, the “last-out” portion of the Company’s senior loan investment generally earns a higher interest rate than the “first-out” portion. The “first-out” portion would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion.

FINANCIAL STATEMENTS

The information in Part II, Item 8—Consolidated Financial Statements and Supplementary Data of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in Part I, Item 1—Consolidated Financial Statements of the Company’s Quarterly Report on Form 10-Q for the quarter ended September  30, 2025, is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

MANAGEMENT

The information in “Directors, Executive Officers and Corporate Governance” in Part III, Item 10, “Executive Compensation” in Part III, Item 11, “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Part III, Item 12 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2024 and the information under “Management of the Fund” contained in the prospectus included in the Company’s subsequent Registration Statement on Form N-2 filed on December 30, 2025 with the SEC.

PORTFOLIO MANAGEMENT

HPS Advisors, LLC, a wholly-owned subsidiary of HPS, serves as our investment adviser. Prior to June 30, 2023, HPS served as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us.

Investment Personnel

The management of our investment portfolio is the responsibility of the Adviser and the Investment Committee. The Investment Committee is currently comprised of Michael Patterson, Scott Kapnick, Scot French, Purnima Puri, Faith Rosenfeld, Colbert Cannon, Michael Fenstermacher, Jeffrey Fitts, Vikas Keswani, and Grishma Parekh. Michael Patterson is the lead portfolio manager of the strategy. A portion of the Investment Committee, including Colbert Cannon, Michael Fenstermacher, Jeffrey Fitts, Vikas Keswani, and Grishma Parekh, has the most significant responsibility for assisting Mr. Patterson with the day-to-day management of our portfolio. Mr. Patterson is the Company’s portfolio manager for the purposes of the information included below.

All of the Adviser’s investment committee members, including the portfolio manager, have ownership and financial interests in, and may receive compensation and/or profit distributions from, the Adviser or its affiliates. None of the Adviser’s investment committee members, including the portfolio manager, receive any direct compensation from the Company. The information in “Certain Relationships and Related Transactions, and Director Independence” in Part III, Item 13 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is incorporated herein by reference.

As of September 30, 2025, HPS was staffed with over 290 investment personnel, including the investment personnel noted above, and more than 860 employees. In addition, HPS may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of Common Shares owned by the portfolio manager as of December 31, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities(1)
Michael Patterson	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Manager

The portfolio manager primarily responsible for the day-to-day management of the Company also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts ($ millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee ($ millions)
Registered Investment companies	0	0	0	0
Other pooled investment vehicles:	32	25,745,565	32	25,745,565
Other accounts	61	32,015,322	58	23,293,860

The Adviser

Investment Committee

Investment decisions with respect to private investments generally require consensus approval of the Investment Committee, subject to any information barriers. Subject to information barriers, the Investment Committee meets regularly to vet new private investment opportunities, and evaluate strategic initiatives and actions taken by the Adviser on our behalf. The day-to-day management of investments approved by the Investment Committees is overseen by the portfolio manager.

All of the Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, the Adviser or its affiliates. None of the Investment Committee members or the portfolio manager receive any direct compensation from us. Portfolio manager compensation may include a variety of components and may vary from year to year based on a number of factors. Portfolio manager compensation is primarily made up of two components: base compensation, and discretionary compensation.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the Adviser and/or certain of its affiliates.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is generally based on individual seniority, contributions to the Adviser and/or certain of its affiliates, and performance of the client assets for which the portfolio manager has primary responsibility. The discretionary compensation is not based on a precise formula, benchmark or other metric.

Although portfolio management is not directly tied to assets under management, the portfolio manager’s base compensation and/or discretionary compensation potential may reflect the amount of assets for which the portfolio manager is responsible. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Members of the Investment Committee Who Are Not Our Trustees or Executive Officers

Scott Kapnick. Mr. Kapnick is Chief Executive Officer and a Founding Partner of HPS, which he founded in 2007. He is also a member of BlackRock’s Global Executive Committee and is Chairman of the Private Financing Solutions Executive Office, which leads BlackRock’s private credit, GP/LP solutions, and liquid and private credit CLO businesses. HPS was originally formed as a unit of Highbridge Capital Management, LLC, a subsidiary of JPMAM. In March 2016, the principals of HPS acquired the firm from JPMorgan, which retained Highbridge and the hedge fund strategies. HPS became a part of BlackRock in July 2025. From 2013 to 2016, Mr. Kapnick also served as Chief Executive Officer and Chairman of the Executive Committee of Highbridge Capital Management. Prior to HPS, Mr. Kapnick was a Management Committee Member, Partner, and Co-Head of Global Investment Banking at Goldman Sachs, positions he held from 2001 to 2006. He also served as Co-Chief Executive Officer of Goldman Sachs International from 2005 to 2006 and spent 12 out of his 21 years at the firm in Europe (London and Frankfurt). Mr. Kapnick was named Partner in 1994. Mr. Kapnick is a graduate of Williams College and holds a combined JD/MBA from the University of Chicago. Mr. Kapnick also studied at the London School of Economics & Political Science.

Scot French. Mr. French is a Co-President and a Founding Partner of HPS Investment Partners, where he is the Portfolio Manager of the HPS Strategic Investment Partners Funds. In addition, Mr. French is a member of BlackRock’s Global Executive Committee and a Senior Managing Director in the Private Financing Solutions (PFS) Executive Office, which leads BlackRock’s private credit, GP/LP solutions, and liquid and private credit CLO businesses. Prior to joining HPS in 2007, Mr. French spent three years at Citigroup as a Managing Director and Head of Private Investments for Citigroup Global Special Situations, a credit-focused, on-balance sheet proprietary investment fund. Within Citigroup Global Special Situations, Mr. French managed a portfolio of private mezzanine and private equity investments in North America, Europe and Latin America. Prior to joining Citigroup, Mr. French worked in the Investment Banking Division at Goldman Sachs from 1999 to 2004 and in Mergers & Acquisitions at Salomon Brothers Inc. from 1994 to 1999. Mr. French began his career at Price Waterhouse from 1992 to 1994. Mr. French is a graduate of the University of Illinois.

Purnima Puri. Ms. Puri is the Head of Liquid Credit and a Founding Partner of HPS. Ms. Puri is the Portfolio Manager for the Multi-Asset Credit strategies, which include various Funds and Managed Accounts. Prior to joining HPS in 2007, Ms. Puri was a Principal at Redwood Capital Management, a credit opportunities hedge fund. Before joining Redwood, she was with Goldman Sachs for five years on both the Credit Arbitrage Desk, a proprietary trading desk at Goldman Sachs, and in the Principal Investment Area. From 1993 to 1995, Ms. Puri was part of Lazard Frères’ Restructuring and Mergers and Acquisitions Group. Ms. Puri is a member of the Board of Trustees of Northwestern University, the Board of Dean’s Advisors (BDA) of Harvard Business School and is a member of the Financial Sector Advisory Council for the Federal Reserve Bank of Dallas. She holds a BA in Mathematics from Northwestern University and an MBA from Harvard Business School.

Faith Rosenfeld. Ms. Rosenfeld is Chief Administrative Officer and a Founding Partner of HPS. Prior to joining HPS in 2007, Ms. Rosenfeld was a Partner at CCMP Capital (“CCMP”), the successor organization to JPMorgan Partners (“JPMP”), the private equity business of JPMorgan Chase, where she had also been a Partner. While at CCMP and JPMP, Ms. Rosenfeld’s responsibilities included portfolio management, valuation of the portfolio, risk management, investor relations and fundraising. Ms. Rosenfeld joined JPMorgan Partners in January 2001 following the acquisition by JPMorgan Chase of The Beacon Group, a private equity and advisory firm of which Ms. Rosenfeld was a Founding Partner. Ms. Rosenfeld began her career at Goldman, Sachs & Co., where she had various positions within the Investment Banking Division, including five years serving as the Chief Operating Officer of that Division prior to her departure. Ms. Rosenfeld holds a BA from Wellesley College and an MBA from The Wharton School at the University of Pennsylvania.

Colbert Cannon. Mr. Cannon is a Managing Director at HPS. Prior to joining HPS in 2017, Mr. Cannon was a Partner and Director of Research at Wingspan Investment Management, a distressed credit investment firm launched in 2013. Prior to Wingspan, Mr. Cannon was a Managing Director at Glenview Capital, where he led the Credit Investment effort from 2009 to 2012. Prior to joining Glenview, Mr. Cannon was a Principal at Audax Group, a Boston-based Private Equity firm. Mr. Cannon began his career in Mergers and Acquisitions Investment Banking at Goldman Sachs. Mr. Cannon holds an AB in Social Studies from Harvard College.

Michael Fenstermacher. Mr. Fenstermacher is a Managing Director at HPS and Co-Head of North American Core Senior Lending. Prior to joining HPS in 2008, Mr. Fenstermacher was an Associate at JPMorgan’s Leveraged Finance Group, where he originated, underwrote and distributed high yield bonds and leveraged loans. During his four years with JPMorgan, Mr. Fenstermacher specialized in financial sponsor transactions. Prior to joining JPMorgan, Mr. Fenstermacher spent two years at Bank One as a Credit Analyst in the Automotive and Financial Institutions groups. Mr. Fenstermacher holds a BS from Indiana University with a concentration in Finance.

Jeffrey Fitts. Mr. Fitts is a Managing Director at HPS. Prior to joining HPS in 2014, Mr. Fitts spent six years as a Managing Director at Alvarez and Marsal (“A&M”), where he was responsible for the workout, management and ultimate liquidation of Lehman Brothers’ real estate portfolio following Lehman’s Chapter 11 filing. Prior to that, Mr. Fitts worked at GE Capital from 2000 to 2008, where he led workout, portfolio and distressed debt investing groups. From 1988 to 2000, Mr. Fitts worked at Citicorp focusing on real estate and corporate workouts and real estate asset management. Mr. Fitts holds a BS in Finance from the University of Delaware.

Vikas Keswani. Mr. Keswani is a Managing Director at HPS and Head of North American Specialty Lending. Prior to joining HPS in 2010, Mr. Keswani spent a majority of his career at BlackRock, where he was a part of the initial team that established, structured and capitalized BlackRock Capital Investment Corporation (NASDAQ: BKCC), a publicly traded private investment vehicle. Mr. Keswani is a CFA charterholder and holds a BSE from The Wharton School at the University of Pennsylvania where he graduated magna cum laude.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of the Independent Trustees and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds and accounts managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy this code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-800. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F St., N.E., Washington, D.C. 20549.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of February 27, 2026, information with respect to the beneficial ownership of our Common Shares at the time of the satisfaction of the minimum offering requirement by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;

•	each of our Trustees and each executive officer; and

•	all of our Trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Type of Ownership	Number	Percentage
Interested Trustees
Michael Patterson	Beneficial	199,203	*
Independent Trustees(1)
Randall Lauer	—	—	—
Robin Melvin	—	—	—
Robert Van Dore	—	—	—
Donna Milia	—	—	—
Executive Officers Who Are Not Trustees(1)
Grishma Parekh	Record	19,920	*
Robert Busch	—	—	—
Eric Smith	—	—	—
Yoohyun (K.) Choi	—	—	—
Tyler Thorn	—	—	—
All officers and Trustees as a group (10 persons)

*	Less than 1%.
(1)	The address for all of the Company’s officers and Trustees is HPS Corporate Lending Fund, c/o HPS Advisors, LLC, 40 West 57th Street, 33rd Floor New York, NY 10019.

The following table sets forth the dollar range of our equity securities beneficially owned by each Trustee as of February 27, 2026.

Name and Address	Dollar Range of Equity Securities in Fund(1)(2)(3)		Dollar Range of Equity Securities in the Fund Complex(1)(3)(4)
Interested Trustees
Michael Patterson	Over $	100,000	Over $	100,000
Independent Trustees
Randall Lauer		—		—
Robin Melvin		—		—
Donna Milia		—		—
Robert Van Dore		—		—

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equities securities beneficially owned by our Trustees is based on the public offering price of $25.21 per share for January 31, 2026.
(3)	The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000 or over $100,000.
(4)	For purposes of this prospectus, the term “Fund Complex” is defined to include the Company and HPS Corporate Capital Solutions Fund, a BDC managed by the Adviser.

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Seventh Amended and Restated Declaration of Trust (the “Declaration of Trust”) and our Amended and Restated Bylaws (the “Bylaws”). This summary is not necessarily complete, and we refer investors to Delaware law, our Declaration of Trust and our Bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 501,742,147 shares were outstanding as of January 31, 2026, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for our shares to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Company’s assets or the affairs of the Company by reason of being a shareholder.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Company or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board in setting the terms of any class or series of Common Shares or as provided in connection with a roll-up transaction pursuant to the Declaration of Trust, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of January 31, 2026
Class S	Unlimited	—	32,830,164
Class D	Unlimited	—	45,309,891
Class I	Unlimited	—	196,551,593
Class F	Unlimited	—	227,050,499

Common Shares

Under the terms of our Declaration of Trust, all Common Shares have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board and declared by us out of funds legally available therefore. Except as may be provided by our Board in setting the terms of classified or reclassified shares or as may otherwise be provided by contract approved by the Board, our Common Shares have no preemptive, exchange, conversion, appraisal or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares is entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our Bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees; provided that, if the Company is unable to achieve the quorum specified in the Bylaws, the incumbent Trustee, if any, shall retain their position. Pursuant to our Declaration of Trust, our Board may amend the Bylaws to alter the vote required to elect Trustees.

Class I Shares

No upfront selling commissions are paid for sales of any Class I shares; however, if an investor purchases Class I shares from certain financial intermediaries, they may directly charge an investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 2.0% cap on NAV for Class I shares. Class I shares are subject to a minimum initial investment of $1,000,000, which is waived or reduced by HPS Securities, LLC (the “Managing Dealer”) to $10,000 or less for certain investors as described below under “Plan of Distribution.” All subsequent purchases of Class I shares, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.

No shareholder servicing and/or distribution fees are paid for sales of any Class I shares.

Class I shares are generally available for purchase in the continuous offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/brokerage platforms at participating brokers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class D, Class F or Class S shares exits a relationship with a participating broker for the offering and does not enter into a new relationship with a participating broker for the offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of the offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles.

Without limiting the foregoing, the Managing Dealer waives or reduces to $10,000 or less Class I investment minimums for purchases: (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (3) through transaction/brokerage platforms at participating brokers, (4) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, and (5) by other categories of investors that we name in an amendment or supplement to this prospectus. The foregoing categories of investors who are granted waivers or reductions by the Managing Dealer from the Class I investment minimums include investors described in the foregoing sentence who make purchases for eligible retirement plans and IRAs. Waivers and reductions are subject to the terms and conditions of agreements that the Managing Dealer enters into with participating intermediaries, as applicable.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares; however, if an investor purchases Class D shares from certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 2.0% cap on NAV for Class D shares. Class D shares are subject to a minimum initial investment of $2,500. All subsequent purchases of Class D shares, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.

We pay the Managing Dealer selling commissions over time as a shareholder servicing fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase in the offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Class F Shares

No upfront selling commissions are paid for sales of any Class F shares; however, if an investor purchases Class F shares from the Founding Distributor, it may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as it may determine, provided that it limits such charges to a 2.0% cap on NAV for Class F shares. Class F shares are subject to a minimum initial investment of $2,500. All subsequent purchases of Class F shares, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.

We pay the Managing Dealer selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class F shares equal to 0.50% per annum of the aggregate NAV of our outstanding Class F shares, including any Class F shares issued pursuant to our distribution reinvestment plan.

Class F shares are generally available for purchase in the offering only by the Founding Distributor. In this context, Class F Shares can be purchased (1) through fee-based programs, also known as wrap accounts, sponsored by the Founding Distributor, (2) in instances where the Founding Distributor has alternative fee arrangements with its clients to provide access to Class F shares, (3) through transaction/brokerage platforms at the Founding Distributor, or (4) by other categories of investors that we name in an amendment or supplement to this prospectus.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares; however, if an investor purchase Class S shares from certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares. Class S shares are subject to a minimum initial investment of $2,500. All subsequent purchases of Class S shares, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.

We pay the Managing Dealer selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares, Class D shares and Class F shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief that allows us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer and the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares, Class D shares and Class F shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares, Class D shares or Class F shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S, Class D or Class F shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share, Class D share and Class F share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee, officer, employee, sponsor, controlling person or agent of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee, officer, agent or employee of the Company and at the request of the Company, serves or has served as a director, trustee, officer, employee or agent of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Indemnitee determines in good faith that the course of conduct that caused the loss or liability was in the best interests of the Company, (ii) the Indemnitee was acting on behalf of or performing services for the Company, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an Independent Trustee), officer, employee, sponsor, controlling person or agent of the Company, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of the net assets of the Company and not from the shareholders.

In addition, the Declaration of Trust permits the Company to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding if (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by the Declaration of Trust, (iii) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined by final, non-appealable decision of a court of competent jurisdiction, that the Indemnitee is not entitled to indemnification.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on December 23, 2020, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Company

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met:

(a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser, any Trustee or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed without cause upon the vote of a majority of then-outstanding shares.

We have a total of five members of our Board, four of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor.

The Board is divided into three classes, designated Class I, Class II and Class III, and the term of office of the Trustees (each, a “Term”) of one class shall terminate upon the expiration of such Term as set forth below, and in all cases as to each Trustee such Term shall extend until his or her successor shall be elected by the shareholders or until his or earlier resignation, removal from office, death or incapacity. The initial Term of office of Trustees of Class I shall expire at the Company’s 2026 meeting of shareholders; the initial Term of office of Trustees of Class II shall expire at the Company’s 2027 meeting of Shareholders, and the initial Term of office of Trustees of Class III shall expire at the Company’s 2028 meeting of Shareholders. Following such initial Terms, each class of Trustees shall stand for election upon the fifth anniversary of the respective meeting of shareholders at which such class of Trustees was elected. Each Trustee may be reelected to an unlimited number of succeeding Terms in accordance with the Declaration of Trust.

Action by Shareholders

Our Bylaws provide that shareholder action can be taken only at a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust and Bylaws. Under our Declaration of Trust and Bylaws, the Company is required to hold a meeting of shareholders at least annually. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Company upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. Any special meeting called by such shareholders is required to be held not less than 15 nor more than 60 days after the secretary gives notice for such special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Our Declaration of Trust provides that the following actions may be taken by the shareholders, without concurrence by our Board or the Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•	modify the Declaration of Trust;

•	remove the Adviser or appoint a new investment adviser;

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	elect Trustees at an annual meeting.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Adviser or our Board, as applicable, may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•	modify the Declaration of Trust except for amendments which do not adversely affect the rights of our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law); or

•	sell all or substantially all of our assets other than in the ordinary course of business.

The Adviser, except as permitted under the Advisory Agreement, may not voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the shareholders. In the event that the Adviser voluntarily withdraws, and the Company elects to continue its operations following such withdrawal, the Adviser shall pay all expenses incurred as a result of its withdrawal.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our Declaration of Trust provides that our Board has the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of Trustees, our Declaration of Trust provides that our Board may amend our Declaration of Trust without any vote of our shareholders.

Determinations by Our Board of Trustees

Our Declaration of Trust contains a provision that codifies the authority of our Board to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our Board (consistent with our Declaration of Trust) is final and conclusive and binding upon us and our shareholders. This provision does not alter the duties our Board owes to us or our shareholders pursuant to our Declaration of Trust and under Delaware law. Further, it would not restrict the ability of a shareholder to challenge an action by our Board which was taken in a manner that is inconsistent with our Declaration of Trust or the Board’s duties under Delaware law or which did not comply with the requirements of the provision.

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

The Board may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Company, provided that the resulting entity is a business development company under the 1940 Act. The Company will not permit the Adviser or the Board to cause any other form of merger or other reorganization of the Company without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Company entitled to vote on the matter. The Company may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Company.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of the Company only if the following conditions are met: (i) a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Board who are not “Independent Trustees” (as that term is defined in the Delaware Statutory Trust Act); and (ii) unless a demand is not required under clause (i) above, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board shall be entitled to retain counsel or other advisors in considering the merits of the request. For purposes of this paragraph, the Board may designate a committee of one or more Trustees to consider a shareholder demand.

Exclusive Delaware Jurisdiction

Each Trustee, each officer, each shareholder and each person beneficially owning an interest in a share of the Company (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Company or its business and affairs, the Delaware Statutory Trust Act, the Declaration of Trust or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Company, the Delaware Statutory Trust Act or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust or the Bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Company to the shareholders or the Board, or of officers or the Board to the Company, to the shareholders or each other, or (C) the rights or powers of, or restrictions on, the Company, the officers, the Board or the shareholders, or (D) any provision of the Delaware Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to the Company pursuant to Section 3809 of the Delaware Statutory Trust Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Act, the Declaration of Trust or the Bylaws relating in any way to the Company (regardless, in every case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. In the event that any claim, suit, action or proceeding is commenced outside of the Court of Chancery of the State of Delaware in contravention of the foregoing, all reasonable and documented out of pocket fees, costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the prevailing party in such claim, suit, action or proceeding shall be reimbursed by the non-prevailing party. Nothing disclosed in the foregoing will apply to any claims, suits, actions or proceedings asserting a claim brought under federal or state securities laws or under the Kansas Uniform Securities Act.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

•

which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than shareholder rights and other voting rights provided in the Declaration of Trust, including rights with respect to the election and removal of Trustees, annual and special meetings, amendments to the Declaration of Trust and our dissolution;

•

which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•

in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the Declaration of Trust; or

in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.hlend.com and on the SEC’s website at www.sec.gov.

Conflict with the 1940 Act

Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash distributions on behalf of our shareholders who do not elect to receive their distributions in cash as provided below. As a result, if the Board authorizes, and we declare, a cash distribution or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash distribution or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash distribution or other distribution reinvested in our shares, except shareholders located in certain states or who are clients of selected participating brokers, as described below. Shareholders who are eligible for default enrollment can elect to “opt out” of the Company’s distribution reinvestment plan in their subscription agreements. Shareholders located in Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Mississippi, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our distribution reinvestment plan and have their cash distributions reinvested in additional Common Shares.

If any shareholder initially elects not to participate or is defaulted to non-participation by virtue of residing in one the states mentioned above or being a client of a participating broker dealer that does not permit automatic enrollment in distribution reinvestment plans, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Company or SS&C GIDS Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Common Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Managing Dealer fees charged to you if you participate in the distribution reinvestment plan. We pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus. Shareholders will not pay transaction related charges when purchasing Common

Shares under our distribution reinvestment plan, but all outstanding Class S, Class D and Class F shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing servicing and/or distribution fees.

See our Distribution Reinvestment Plan, which is incorporated herein by reference, to Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for more information.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 8 Greenway Plaza, Suite 1100. Houston, TX 77046. U.S. Bank Global Fund Services will act as our transfer agent, distribution paying agent and registrar with respect to the Notes. The principal business address of our transfer agent is 615 East Michigan Street, Milwaukee, WI 53202. U.S. Bank National Association and its affiliates are acting solely in the capacity of custodian, transfer agent and escrow agent in connection with the offering of securities described herein, and have not endorsed, recommended or guaranteed the purchase, value or repayment of such securities.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board, if any, our Adviser is primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Dechert LLP, Boston, Massachusetts, acts as counsel to the Company.

EXPERTS

The financial statements incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2024, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. These filings are available to the public from the SEC’s website at www.sec.gov.

Our website address is www.hlend.com. Through our website, we make available, free of charge, the following documents as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC: our Annual Reports on Form 10-K; our Quarterly Reports on Form 10-Q; our Current Reports on Form 8-K; Forms 3, 4 and 5, our trustees and our executive officers; and amendments to those documents. Our website also contains additional information with respect to our industry and businesses. The information contained on, or that may be accessed through, our website is not part of, and is not incorporated into, this prospectus (except for SEC filings expressly incorporated herein).

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•	our Registration Statement on Form N-2 (File No. 333-292501), filed with the SEC on December 30, 2025, and any amendments thereto;

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 20, 2025;

•

our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 15, 2025; for the quarter ended June 30, 2025, filed with the SEC on August 13, 2025; and for the quarter ended September  30, 2025, filed with the SEC on November 14, 2025; and

•

our Current Reports on Form 8-K (other than information furnished rather than filed), filed with the SEC on December  1, 2025, December  23, 2025, December  29, 2025, January  7, 2026, January  13, 2026, January  21, 2026, January 28, 2026, February 20, 2026, February 27, 2026, and March 3, 2026.

This information is available free of charge by contacting us at 40 West 57th Street, 33rd Floor, New York, NY 10019, calling us at 212-287-6767 or visiting our corporate website located at www.hlend.com.

PART C

OTHER INFORMATION

Item 15. Indemnification.

Article VII of the Registrant’s Seventh Amended and Restated Agreement and Declaration of Trust provides that:

Section 7.1 Limitation of Shareholder Liability. Shareholders shall be entitled to the same limited liability extended to Shareholders of private Delaware for profit corporations formed under the DGCL. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Shareholder.

Section 7.2 Limitation of Trustee and Officer Liability. To the fullest extent permitted by Delaware law, subject to any limitation set forth under the federal securities laws, or in this Article VII, no Trustee or officer of the Company shall be liable to the Company or its Shareholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any other provision of this Declaration of Trust or Bylaws inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. The Company may not incur the cost of that portion of liability insurance which insures the Sponsor for any liability as to which the Sponsor is prohibited from being indemnified under the Omnibus Guidelines.

Section 7.3 Indemnification.

(a) Each Person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact:

(i) that he or she is or was a Trustee, officer, employee, Sponsor, Controlling Person or agent of the Company, or

(ii) that he or she, being at the time a Trustee, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, “another enterprise” or “other enterprise”), whether either in case (i) or in case (ii) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a Trustee, officer, employee, Controlling Person or agent of the Company, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to the Company or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent not prohibited by Delaware law and subject to paragraphs (b) and (c) below, from and against all liability, loss, judgments, penalties, fines, settlements, and reasonable expenses (including, without limitation, attorneys’ fees and amounts paid in settlement and including costs of enforcement of enforcement of rights under this Section) (collectively, “Liability and Losses”) actually incurred or suffered by such Person in connection therewith. The Persons indemnified hereunder are hereinafter referred to as “Indemnitees.” Such indemnification as to such alleged action or inaction shall continue as to an Indemnitee who has after such alleged action or inaction ceased to be a Trustee, officer, employee, Controlling Person or agent of the Company, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred under this Article VII: (A) shall be a contract right; (B) shall not be affected adversely as to any Indemnitee by any amendment or repeal of this Declaration of Trust with respect to any action or inaction occurring prior to such amendment or repeal; and (C) shall vest immediately upon election or appointment of such Indemnitee.

(b) Notwithstanding anything to the contrary herein, the Company shall not provide any indemnification of an Indemnitee pursuant to paragraph (a) above, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that any course of conduct of such Indemnitee giving rise to the Liability and Losses was in the best interests of the Company.

(ii) The Indemnitee was acting on behalf of or performing services for the Company.

(iii) Such Liability and Losses were not the result of (1) negligence or misconduct, in the case that the Indemnitee is a Trustee (other than an Independent Trustee), officer, employee, Sponsor, Controlling Person or agent of the Company, or (2) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Trustee.

(iv) Such indemnification is recoverable only out of the net assets of the Company and not from the Shareholders.

(c) Notwithstanding anything to the contrary herein, the Company shall not provide any indemnification of an Indemnitee pursuant to paragraph (a) above for any Liability and Losses arising from or out of an alleged violation of federal or state securities laws by such Indemnitee unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws. Any person serving as a broker-dealer, to the extent such person or entity meets the definition of ‘Indemnitee’ within the meaning of the Declaration of Trust, would not be entitled to the indemnification set forth in the Declaration of Trust, but also the requirements and limitations on indemnification set forth in Section 7.3(b) of the Declaration of Trust. Any person acting as a broker-dealer is also subject to the indemnification restrictions imposed in Section 7.3(c).

Section 7.4 Payment of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 7.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined by final, non-appealable decision of a court of competent jurisdiction, that the Indemnitee is not entitled to indemnification.

Section 7.5 Limitations to Indemnification. The provisions of this Article VII shall be subject to the limitations of the 1940 Act.

Section 7.6 Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Shareholders, Trustees, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s net assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

Section 7.7 Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which any Indemnitee may be entitled under the Bylaws, a resolution of Shareholders or Trustees, an agreement or otherwise.

Section 7.8 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 7.9 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Company shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Company, and every other act or thing whatsoever executed in connection with the Company shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration of Trust or in their capacity as officers, employees or agents of the Company. The Trustees may maintain insurance for the protection of the Company’s property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 7.10 Reliance on Experts, etc. Each Trustee and officer or employee of the Company shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Company, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits.
(1)(a)	Amended and Restated Certificate of Trust of the Registrant (incorporated by reference to Exhibit (a)(1) to the Registration Statement on Form N-2 (File No. 333-259453), filed on September 10, 2021)

(1)(b)	Seventh Amended and Restated Declaration of Trust of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on November 27, 2024).

(2)	Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-01431), filed on August 14, 2023).

(5)(a)	Indenture, dated as of January 30, 2024, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on January 30, 2024).

(5)(b)	First Supplemental Indenture, dated as of January 30, 2024, relating to the 6.750% Notes due 2029, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on January 30, 2024)

(5)(c)	Form of 6.750% Notes due 2029 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 30, 2024)

(5)(d)	Second Supplemental Indenture, dated as of June 18, 2024, relating to the 6.250% Notes due 2029, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference exhibit 4.2 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on June 18, 2024)

(5)(e)	Form of 6.250% Notes due 2029 (incorporated by reference exhibit 4.2 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on June 18, 2024)

(5)(f)	Third Supplemental Indenture, dated as of January 14, 2025, relating to the 5.450% Notes due 2028, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on January 15, 2025).

(5)(g)	Form of 5.450% Note due 2028 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 15, 2025).

(5)(h)	Fourth Supplemental Indenture, dated as of January 14, 2025, relating to the 5.950% Notes due 2032, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 15, 2025).

(5)(i)	Form of 5.950% Notes due 2032 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January15, 2025).

(5)(j)	Registration Rights Agreement, dated as of January 14, 2025, relating to the 5.450% Notes due 2028, by and among the Registrant and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC, BNP Paribas Securities Corp., and RBC Capital Markets, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on January 15, 2025).

(5)(k)	Registration Rights Agreement, dated as of January 14, 2025, relating to the 5.950% Notes due 2032, by and among the Registrant and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC, and BofA Securities, Inc., as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 15, 2025).

(5)(l)	Fifth Supplemental Indenture, dated as of June 5, 2025, relating to the 5.300% Notes due 2027, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on June 5, 2025).

(5)(m)	Form of 5.300% Notes due 2027 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on June 5, 2025).

(5)(n)	Sixth Supplemental Indenture, dated as of June 5, 2025, relating to the 5.850% Notes due 2030, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on June 5, 2025).

(5)(o)	Form of 5.850% Notes due 2030 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on June 5, 2025).

(5)(p)	Registration Rights Agreement, dated as of June 5, 2025, relating to the 5.300% Notes due 2027, by and among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on June 5, 2025).

(5)(q)	Registration Rights Agreement, dated as of June 5, 2025, relating to the 5.850% Notes due 2030, by and among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on June 5, 2025).

(5)(r)	Seventh Supplemental Indenture, dated as of September 11, 2025, relating to the 4.900% Notes due 2028, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on September 11, 2025).

(5)(s)	Eighth Supplemental Indenture, dated as of September 11, 2025, relating to the 5.450% Notes due 2030, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on September 11, 2025).

(5)(t)	Form of 4.900% Notes due 2028 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on September 11, 2025)

(5)(u)	Form of 5.450% Notes due 2030 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on September 11, 2025)

(5)(v)	Registration Rights Agreement, dated as of September 11, 2025, relating to the 4.900% Notes due 2028, by and among the Company and Wells Fargo Securities, LLC, BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on September 11, 2025).

(5)(w)	Registration Rights Agreement, dated as of September 11, 2025, relating to the 5.450% Notes due 2030, by and among the Company and Wells Fargo Securities, LLC, BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Barclays Capital Inc. and SMBC Nikko Securities America, Inc., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on September 11, 2025)

(5)(x)	Ninth Supplemental Indenture, dated as of January 13, 2026, relating to the 5.150% Notes due 2029, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 13, 2026).

(5)(y)	Tenth Supplemental Indenture, dated as of January 13, 2026, relating to the 5.650% Notes due 2031, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 13, 2026).

(5)(z)	Form of 5.150% Notes due 2029 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 13, 2026).

(5)(aa)	Form of 5.650% Notes due 2031 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 13, 2026).

(5)(bb)	Registration Rights Agreement, dated as of January 13, 2026, relating to the 5.150% Notes due 2029, by and among the Company and RBC Capital Markets, LLC, BofA Securities, Inc., and SMBC Nikko Securities America, Inc. as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 13, 2026).

(5)(cc)	Registration Rights Agreement, dated as of January 13, 2026, relating to the 5.650% Notes due 2031, by and among the Company and RBC Capital Markets, LLC, BofA Securities, Inc., SMBC Nikko Securities America, Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 13, 2026).

(5)(dd)	Transfer Agent Agreement by and among HPS Corporate Lending Fund and SS&C GIDS Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on December 18, 2024)

(5)(ee)	Amended and Restated Distribution Reinvestment Plan (incorporated by reference to Exhibit (e) to the Registration Statement on Form N-2 (File No. 333-280139), filed on June 12, 2024)

(5)(ff)	Fund Accounting Servicing Agreement (incorporated by reference to Exhibit (k)(7) to the Registration Statement on Form N-2 (File No. 333-259453), filed on January 7, 2022)

(6)(a)	Investment Advisory Agreement, dated as of July 1, 2025, by and between the Company and HPS Advisors, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on July 1, 2025).

(6)(b)	Managing Dealer Agreement, dated as of July 1, 2025, by and between the Company and HPS Securities, LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on July 1, 2025).

(6)(c)	Amended and Restated Distribution and Servicing Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on April 11, 2024).

(6)(d)	Administration Agreement, dated as of July 1, 2025, by and between the Company and HPS Investment Partners, LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on July 1, 2025).

(6)(e)	Escrow Agreement (incorporated by reference to Exhibit (k)(2) to the Registration Statement on Form N-2 (File No. 333-259453), filed on January 7, 2022).

(9)	Custody Agreement (incorporated by reference to Exhibit (j) to the Registration Statement on Form N-2 (File No. 333-259453), filed on January 7, 2022).

(11)	Opinion of Dechert LLP (previously filed as Exhibit (11) to the Company’s Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-293124), filed on March 4, 2026).*

(12)	Opinion and Consent of Dechert LLP supporting tax matters and consequences to Noteholders discussed in the prospectus (incorporated by reference to Exhibit 11 hereto).

(13)(a)	Services Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed December 18, 2024).

(13)(b)	Amended and Restated Multiple Class Plan (incorporated by reference to Exhibit (k)(4) to the Registration Statement on Form N-2 (File No. 333-292501), filed on December 30, 2025).

(13)(c)	Amended and Restated Expense Support and Conditional Reimbursement Agreement (incorporated by reference to Exhibit (k)(5) to the Registration Statement on Form N-2 (File No. 333-270667), filed on June 30, 2023).

(13)(d)	Sub-Administration Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-01431), filed on August 31, 2023).

(13)(e)	Master Note Purchase Agreement, dated November 14, 2022, by and among HPS Corporate Lending Fund and the Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on November 15, 2022).

(13)(f)	Master Note Purchase Agreement, dated March 15, 2023, by and among HPS Corporate Lending Fund and the Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on March 20, 2023).

(13)(g)	Loan and Servicing Agreement, dated as of February 3, 2022, by and among HLEND Holdings A, L.P., as borrower, HPS Corporate Lending Fund, as transferor and servicer, Morgan Stanley Senior Funding, Inc., as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as account bank and collateral custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on February 4, 2022).

(13)(h)	Senior Secured Revolving Credit Agreement, dated as of June 23, 2022, by and among HPS Corporate Lending Fund, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, the lenders party thereto, and JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, MUFG Bank, LTD., Royal Bank of Canada, and Sumitomo Mitsui Banking Corporation, as joint bookrunners and joint lead arrangers (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on June 29, 2022).

(13)(i)	Credit Agreement, dated as of July 19, 2022, by and among HLEND Holdings B, L.P., as borrower, HLEND Holdings B GP, LLC, as borrower general partner, HPS Corporate Lending Fund, as servicer, Bank of America, N.A., as administrative agent, U.S. Bank Trust Company, National Association, as collateral administrator, and U.S. Bank National Association, as collateral custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on July 25, 2022).

(13)(j)	Amendment No. 1 to Credit Agreement, dated as of September 16, 2022, by and among HLEND Holdings B, L.P., as borrower, HPS Corporate Lending Fund, as servicer, and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on September 21, 2022).

(13)(k)	Commitment Increase Agreement, dated as of November 3, 2022, by and among HPS Corporate Lending Fund, The Bank of New York Mellon, as assuming lender, JPMorgan Chase Bank, N.A., as administrative agent, as an issuing bank, and as an increasing lender, Goldman Sachs Bank USA, as an issuing bank and as an increasing lender, MUFG Bank, Ltd., as an issuing bank, Royal Bank of Canada, as an issuing bank, Sumitomo Mitsui Banking Corporation, as an issuing bank, Bank of America, N.A., as an increasing lender, and BNP Paribas, as an increasing lender (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on November 4, 2022).

(13)(l)	Second Amendment to Loan and Servicing Agreement dated December 23, 2022 among HPS Corporate Lending Fund, HLEND Holdings A, L.P., as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, and Morgan Stanley Bank, N.A. and CDPQ American Fixed Income V Inc., as lenders (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on December 27, 2022).

(13)(m)	Credit Agreement dated January 12, 2023 among HPS Corporate Lending Fund, as equity holder, HLEND Holdings C, L.P., as borrower, Blackstone Asset Based Finance Advisors LP, as Blackstone Asset Based Finance Representative, U.S. Bank Trust Company, National Association, as administrative agent and U.S. collateral agent, and U.S. Bank National Association, as U.S. custodian and document custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 18, 2023).

(13)(n)	Revolving Credit and Security Agreement dated March 31, 2023 by and among HPS Corporate Lending Fund, as equityholder and collateral manager, HLEND Holdings D, L.P., as borrower, BNP Paribas, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, and the lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on April 4, 2023).

(13)(o)	Revolving Credit and Security Agreement (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on April 4, 2023).

(13)(p)	ULTRA III, LLC Limited Liability Company Agreement (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on June 7, 2023).

(13)(q)	Amendment Agreement dated as of June 22, 2023 to the Credit Agreement dated as of January 12, 2023 among HPS Corporate Lending Fund, as equity holder, HLEND Holdings C, L.P., as borrower, the Lenders party thereto, U.S. Bank Trust Company, National Association, as administrative agent and U.S. collateral agent, and U.S. Bank National Association, as U.S. custodian and document custodian (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on June 27, 2023).

(13)(r)	Commitment Increase Agreement, dated as of July 12, 2023, by and among HPS Corporate Lending Fund, JPMorgan Chase Bank, N.A., as administrative agent, Sumitomo Mitsui Banking Corporation, as an increasing lender, Bank of America, N.A., as an increasing lender, and BNP Paribas, as an increasing lender (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on July 17, 2023).

(13)(s)	First Amendment to Credit Agreement, dated August 1, 2023, by and among HPS Corporate Lending Fund, as equityholder and collateral manager, HLEND Holdings D, L.P., as borrower, U.S. Bank Trust Company, National Association, as collateral agent, BNP Paribas, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on August 3, 2023).

(13)(t)	First Supplement to Master Note Purchase Agreement, dated September 14, 2023, by and among HPS Corporate Lending Fund and the Additional Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on September 18, 2023).

(13)(u)	Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated October 30, 2023, by and among HPS Corporate Lending Fund, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on November 3, 2023).

(13)(v)	Commitment Increase Agreement, dated as of January 17, 2024, by and among HPS Corporate Lending Fund, JPMorgan Chase Bank, N.A., as administrative agent, and Deutsche Bank AG New York Branch, as the increasing lender (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on January 18, 2024).

(13)(w)	Amendment No. 2 to Credit Agreement, dated as of January 25, 2024, by and among HPS Corporate Lending Fund, as servicer, HLEND Holdings B, L.P., as borrower, Bank of America, N.A., as administrative agent, U.S. Bank Trust Company, National Association, as collateral administrator, U.S. Bank National Association, as collateral custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on January 26, 2024).

(13)(x)	Loan and Security Agreement dated March 28, 2024 by and among HPS Corporate Lending Fund, as equityholder and collateral manager, HLEND Holdings E, L.P., as borrower, Wells Fargo Bank, National Association, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as document custodian, and the lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on April 3, 2024).

(13)(y)	Note Purchase Agreement, dated as of May 23, 2024, by and between HLEND CLO 2024-2, LLC, as Issuer, and SG Americas Securities, LLC, as Initial Purchaser (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on May 29, 2024).

(13)(z)	Indenture, dated as of May 23, 2024, by and between HLEND CLO 2024-2, LLC, as Issuer, and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on May 29, 2024).

(13)(aa)	Collateral Management Agreement, dated as of May 23, 2024, by and between HLEND CLO 2024-2, LLC, as Issuer, and HPS Corporate Lending Fund, as Collateral Manager (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on May 29, 2024).

(13)(bb)	Amended and Restated Sale and Contribution Agreement, dated as of May 23, 2024, by and among HPS Corporate Lending Fund, as Seller, HLEND CLO 2024-2 Investments, LLC, as Intermediate Seller, and HLEND CLO 2024-2, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on May 29, 2024).

(13)(cc)	Second Amendment to Credit Agreement, dated August 16, 2024, by and among HPS Corporate Lending Fund, as equityholder and collateral manager, HLEND Holdings D, L.P., as borrower, U.S. Bank Trust Company, National Association, as collateral agent, BNP Paribas, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on August 21, 2024).

(13)(dd)	Commitment Increase Agreement, dated as of September 12, 2024, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and U.S. Bank National Association, as the assuming lender (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on September 13, 2024).

(13)(ee)	Waiver and Fifth Amendment to Loan and Servicing Agreement, dated October 11, 2024, and effective October 16, 2024, by and among the Company, as the servicer, HLEND A, as borrower, Morgan Stanley Bank, N.A., Canadian Imperial Bank of Commerce, and CDPQ American Fixed Income V Inc., as lenders, and Morgan Stanley Senior Funding, Inc., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on October 15, 2024).

(13)(ff)	Commitment Increase Agreement, dated as of October 24, 2024, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, N.A., as the assuming lender and the issuing banks (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on October 28, 2024).

(13)(gg)	Second Amendment to Credit Agreement, dated November 8, 2024, by and among the Company, as equity holder, HLEND C, as borrower, U.S. Bank Trust Company, National Association, as administrative agent and U.S. collateral agent, U.S. Bank National Association, as U.S. custodian and document custodian, Blackstone Asset Based Finance Advisors LP, as Blackstone representative, and the lenders party thereto (incorporated by reference to Exhibit 10.10 to the Company’s Form 10-Q for the period ending September 30, 2024 (File No. 814-01431), filed on November 14, 2024).

(13)(hh)	First Amendment to Loan and Security Agreement, dated November 18, 2024, among HPS Corporate Lending Fund, as equityholder and collateral manager, HLEND Holdings E, L.P., as borrower, Wells Fargo Bank, National Association, as administrative agent, U.S. Bank Trust Company, National Association, as the collateral agent, U.S. Bank National Association, as the document custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01431), filed on November 20, 2024).

(13)(ii)	Third Amendment to Credit Agreement, dated November 21, 2024, by and among HPS Corporate Lending Fund, as equityholder and collateral manager, HLEND HOLDINGS D, L.P., as borrower, U.S. Bank Trust Company, National Association, as collateral agent, BNP Paribas, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01431), filed on November 22, 2024).

(13)(jj)	Distribution and Servicing Plan of the Registrant (incorporated by reference to Exhibit (h)(2) to the Registration Statement on Form N-2 (File No. 333-259453), filed on January 7, 2022)

(13)(kk)	Revolving Credit and Security Agreement (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01431), filed on April 4, 2023)

(13)(ll)	Second Amendment to Loan and Security Agreement, dated December 20, 2024, among HPS Corporate Lending Fund, as equityholder and as collateral manager, HLEND Holdings E, L.P., as borrower, Wells Fargo Bank, National Association, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, U.S. Bank National Association, as document custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on December 20, 2024).

(13)(mm)	Commitment Increase Agreement, dated as of January 24, 2025, by and among HPS Corporate Lending Fund, JPMorgan Chase Bank, N.A., as administrative agent, Regions Bank, as the assuming lender, and the issuing banks party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 28, 2025).

(13)(nn)	Commitment Increase Agreement, dated as of January 24, 2025, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, Regions Bank, as the assuming lender, and the issuing banks party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 28, 2025).

(13)(oo)	Placement Agency Agreement, dated as of March 5, 2025, by and between HLEND CLO 2025-3, LLC, as Issuer, and J.P. Morgan Securities LLC, as Placement Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on March 6, 2025).

(13)(pp)	Indenture and Security Agreement, dated as of March 5, 2025, by and between HLEND CLO 2025-3, LLC, as Issuer, and U.S. Bank Trust Company, National Association, as Collateral Trustee (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on March 6, 2025).

(13)(qq)	Collateral Management Agreement, dated as of March 5, 2025, by and between HLEND CLO 2025-3, LLC, as Issuer, and HPS Corporate Lending Fund, as Collateral Manager (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on March 6, 2025).

(13)(rr)	Amended and Restated Sale and Contribution Agreement, dated as of March 5, 2025, by and among the Company, as Seller, HLEND CLO 2025-3 Investments, LLC, as Intermediate Seller, and HLEND CLO 2025-3, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on March 6, 2025).

(13)(ss)	Credit Agreement, dated as of March 5, 2025, by and among HLEND CLO 2025-3, LLC, as Issuer, the Class A Lenders party thereto and U.S. Bank Trust Company, National Association, as Collateral Trustee and as Loan Agent (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on March 6, 2025).

(13)(tt)	Third Amendment to Loan and Security Agreement, dated as of April 17, 2025, among the Company, as equityholder and as collateral manager, HLEND Holdings E, L.P., as borrower, Wells Fargo Bank, National Association, as administrative agent and swingline lender, U.S. Bank Trust Company, National Association, as collateral agent, U.S. Bank National Association, as document custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on April 21, 2025).

(13)(uu)	Amendment No. 3 to Senior Secured Revolving Credit Agreement, dated April 29, 2025, by and among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on May 1, 2025).

(13)(vv)	Seventh Amendment to Loan and Servicing Agreement, dated May 15, 2025, by and among HLEND Holdings A, L.P., as borrower, the Company, as servicer, Morgan Stanley Bank, N.A. and Canadian Imperial Bank of Commerce, as lenders, and Morgan Stanley Senior Funding, Inc., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current report on Form 8-K (File No. 814-01431), filed on May 16, 2025).

(13)(ww)	Commitment Increase Agreement, dated as of June 26, 2025, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, Canadian Imperial Bank of Commerce, as the assuming lender, and the issuing banks party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current report on Form 8-K (File No. 814-01431), filed on June 26, 2025).

(13)(xx)	Commitment Increase Agreement, dated as of August 6, 2025, by and among HPS Corporate Lending Fund, JPMorgan Chase Bank, N.A., as administrative agent and Natixis, New York Branch, as the increasing lender. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on August 7, 2025).

(13)(yy)	Placement Agreement, dated as of August 12, 2025, by and between HLEND CLO 2025-4, LLC, as Issuer, and Natixis Securities Americas LLC, as Placement Agent. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on August 12, 2025).

(13)(zz)	Indenture, dated as of August 12, 2025, by and between HLEND CLO 2025-4, LLC, as Issuer, and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on August 12, 2025).

(13)(aaa)	Collateral Management Agreement, dated as of August 12, 2025, by and between HLEND CLO 2025-4, LLC, as Issuer, and the Company, as Collateral Manager (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on August 12, 2025).

(13)(bbb)	Sale and Contribution Agreement, dated as of August 12, 2025, by and among the Company, as Seller, HLEND CLO 2025-4 Investments, LLC, as Intermediate Seller, and HLEND CLO 2025-4, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on August 12, 2025)

(13)(ccc)	Master Participation Agreement, dated as of August 12, 2025, by and between the Company, as Seller, and HLEND CLO 2025-4, LLC, as Buyer (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on August 12, 2025).

(13)(ddd)	Credit Agreement, dated as of August 28, 2025, by and between the Company, as equity holder and as collateral manager, HLEND Holdings C, L.P., as borrower, U.S. Bank Trust Company, National Association, as administrative agent and U.S. collateral agent, U.S. Bank National Association, as U.S. custodian and document custodian, Blackstone Asset Based Finance Advisors LP, as Blackstone representative, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on September 2, 2025).

(13)(eee)	Amendment No. 4 to Credit Agreement, dated as of September 17, 2025, by and between the Company, as servicer, HLEND Holdings B, L.P., as borrower, Bank of America, N.A., as administrative agent, U.S. Bank Trust Company, National Association, as collateral administrator, U.S. Bank National Association, as collateral custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on September 18, 2025).

(13)(fff)	Note Purchase Agreement, dated as of October 22, 2025, by and between HLEND CLO 2023-1, LLC, as Issuer, and BofA Securities, Inc., as Refinancing Initial Purchaser (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on October 24, 2025).

(13)(ggg)	Amended and Restated Indenture, dated as of October 22, 2025, by and between HLEND CLO 2023-1, LLC, as Issuer, and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on October 24, 2025).

(13)(hhh)	Amended and Restated Collateral Management Agreement, dated as of October 22, 2025, by and between HLEND CLO 2023-1, LLC, as Issuer, and HPS Corporate Lending Fund, as Collateral Manager (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on October 24, 2025).

(13)(iii)	Second Amended and Restated Sale and Contribution Agreement, dated as of October 22, 2025, by and among HPS Corporate Lending Fund, as Seller, HLEND CLO 2023-1 Investments, LLC, as Intermediate Seller, and HLEND CLO 2023-1, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on October 24, 2025).

(13)(jjj)	Commitment Increase Agreement, dated as of November 5, 2025, by and among HPS Corporate Lending Fund, Crédit Agricole Corporate and Investment Bank, as assuming lender, JPMorgan Chase Bank, N.A., as administrative agent and issuing bank and the issuing banks party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on November 6, 2025).

(13)(kkk)	Eighth Amendment to Loan and Servicing Agreement, dated December 23, 2025, by and among HLEND Holdings A, L.P., as borrower, HPS Corporate Lending Fund, as servicer, Morgan Stanley Bank, N.A. and Canadian Imperial Bank of Commerce, as lenders, and Morgan Stanley Senior Funding, Inc., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on December 23, 2025)

(13)(lll)	Fourth Amendment to Credit Agreement, dated January 20, 2026, by and among HPS Corporate Lending Fund, as equityholder and collateral manager, HLEND Holdings D, L.P., as borrower, U.S. Bank Trust Company, National Association, as collateral agent, BNP Paribas, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01431), filed on January 21, 2026).

(14)(a)	Consent of Independent Registered Public Accounting Firm (previously filed as Exhibit 14(a) to the Company’s Registration Statement on Form N-14 (File No. 333-293124) filed on February 2, 2026).

(16)	Power of Attorney (previously filed as Exhibit (16) to the Company’s Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-293124), filed on March 4, 2026).

(17)(a)	Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association, as trustee. (previously filed as Exhibit 17(a) to the Company’s Registration Statement on Form N-14 (File No. 333-293124) filed on February 2, 2026).

(17)(b)	Form of Letter of Transmittal (previously filed as Exhibit 17(b) to the Company’s Registration Statement on Form N-14 (File No. 333-293124) filed on February 2, 2026).

(18)	Filing Fee Table (previously filed as Exhibit 18 to the Company’s Registration Statement on Form N-14 (File No. 333-293124) filed on February 2, 2026).

#	Portions of this exhibit have been omitted pursuant to Item 16 of Form N-14 and related instructions thereto.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the 6th day of March, 2026.

HPS CORPORATE LENDING FUND

By:	/s/ Michael Patterson
Michael Patterson
Chairperson, Chief Executive Officer and Trustee

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Michael Patterson Michael Patterson	Chairperson, Chief Executive Officer and Trustee (Principal Executive Officer)	March 6, 2026

/s/ Robert Busch Robert Busch	Chief Financial Officer and Principal Accounting Officer	March 6, 2026

/s/ Randall Lauer Randall Lauer*	Trustee	March 6, 2026

/s/ Robin Melvin Robin Melvin*	Trustee	March 6, 2026

/s/ Donna Milia Donna Milia*	Trustee	March 6, 2026

/s/ Robert Van Dore Robert Van Dore*	Trustee	March 6, 2026

*By:	/s/ Tyler Thorn
Tyler Thorn
As Agent or Attorney-in-Fact

*	The powers of attorney authorizing Yoohyun K. Choi and Tyler Thorn have been filed as Exhibit 16 to this Registration Statement.